SCHEDULE 14A INFORMATION

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GOLDEN QUEEN MINING CO. LTD.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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NOTICE OF ANNUAL GENERAL
MEETING

OF SHAREHOLDERS

&

MANAGEMENT INFORMATION CIRCULAR

GOLDEN QUEEN MINING CO. LTD.

MEETING TO BE HELD ON JUNE 2, 2016

CORPORATE OFFICE

2300 – 1066 West Hastings Street

Vancouver, BC V6E 3X2

Website: www.goldenqueen.com

Chairman’s Letter to Shareholders

Dear Fellow Shareholder,

On behalf of the Board of Directors and management of Golden Queen Mining Co. Ltd., we are pleased to invite you to attend the Company’s Annual Meeting of Shareholders. The meeting will be held on Thursday, June 2, 2016 at the Pan Pacific Hotel, Oceanview Suite 7, 999 Pan Pacific Way, Vancouver, BC.

The attached Management Information Circular contains important information about the meeting, who is eligible to vote, how to vote, the nominated directors, our governance practices, and compensation of the Company’s executives and directors.

2015 was a momentous year for Golden Queen. As a result of almost three decades of effort, the Soledad Mountain gold and silver mining project is now in production. We will provide a corporate presentation at the meeting, and you will have the opportunity to meet and ask questions of the Board of Directors and members of senior management.

2016 and beyond

Last year, we stated our mission to construct the Soledad Mountain project on time and on budget and to transition smoothly into production. We are pleased to report that construction has been completed essentially on budget, without recourse to the funds set aside as a contingency for cost overruns, and only a few months behind schedule. On March 1st, the team on site celebrated as the first bar of gold-silver doré was poured.

By the end of 2016, we expect to have developed road access to the top of the East Pit area, being the area which should provide the bulk of the material to be mined over the next several years. At the processing plant, our hourly production levels have started out strong, and we are focused on increasing our daily runtimes and adding staff and shifts to ramp up utilization. So far agglomerate quality and leaching kinetics on the heap appear to be very good. This year, our primary goal at Soledad Mountain is to achieve positive operating cash flow, and we will also work to secure a commercial agreement with an experienced industry partner for our aggregates business.

We believe that a successful new long-lived open pit gold-silver operation located in the United States has the potential to be a rare and valuable asset in the years ahead. We are focused on making that a reality.

The Board of Directors and management team thank you for your continued confidence in Golden Queen and look forward to seeing you at the meeting.

Sincerely,

“Thomas M. Clay”

Thomas M. Clay

Chairman of the Board & Interim Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD AT 10:00 A.M. ON JUNE 2, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen Mining Co. Ltd. (the “Company”) will be held at 10:00 a.m. (Pacific Standard Time) on Thursday, June 2, 2016 at the Pan Pacific Hotel, Oceanview Suite 7, 999 Pan Pacific Way, Vancouver, BC, V6C 3B5, for the following purposes:

1.	To receive the financial statements of the Company for its financial year ended December 31, 2015 together with the report of the independent auditors thereon;

2.	To elect directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the financial year ending December 31, 2016;

4.	To consider an advisory vote on the executive compensation; and

5.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The specific details of the matters proposed to be put before the Meeting are set forth in the Management Information Circular accompanying and forming part of this Notice.

The board of directors has fixed April 18, 2016 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Meeting.

All shareholders are invited to attend the Meeting in person, but even if you expect to be present at the Meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than 48 hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 8th Floor, Toronto, ON, M5J 2Y1. Shareholders of record attending the Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 22nd day of April 2016.

BY ORDER OF THE BOARD OF DIRECTORS

“Thomas M. Clay”

Thomas M. Clay, Chairman & Interim Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for

the Company’s Annual General Meeting of Shareholders on June 2, 2016.

The Golden Queen Mining Co. Ltd. Proxy Statement and 2015 Annual Report to Shareholders

are available online at www.goldenqueen.com

GOLDEN QUEEN MINING CO. LTD.
2300 – 1066 West Hastings Street

Vancouver, BC V6E 3X2

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

JUNE 2, 2016

In this Proxy Statement, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 18th, 2016, one Canadian dollar was equal to approximately $0.78 in United States dollars.

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Golden Queen Mining Co. Ltd., a British Columbia corporation (the “Company” or “Golden Queen”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. (Pacific Standard Time) on Thursday, June 2, 2016, at the Pan Pacific Hotel, Oceanview Suite 7, 999 Pan Pacific Way, Vancouver, BC, V6C 3B5, and at any adjournment or postponement thereof.

In this Proxy Statement, “Registered Shareholders” means shareholders whose names appear on the records of the Company as the registered holders of shares. “Beneficial Shareholders” means shareholders who do not hold shares in their own name, as further explained under “Voting by Beneficial Shareholders” below.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about May 4, 2016. The Company is sending proxy-related materials directly to Registered Shareholders, as well as non-objecting Beneficial Shareholders under Canadian National Instrument 54-101 (“NI 54-101”). Management of the Company does not intend to pay for intermediaries to forward the proxy-related materials to objecting Beneficial Shareholders under NI 54-101. As a result, objecting Beneficial Shareholders will not receive the materials unless the objecting Beneficial Shareholder’s intermediary assumes the cost of delivery.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to non-objecting Beneficial Shareholders.

Our administrative offices are located at 2300 – 1066 West Hastings Street, Vancouver, BC, V6E 3X2.

Appointment of Proxyholder

The persons named as proxyholder in the accompanying Proxy (“Proxy”) or Voting Instruction Form (“VIF”) were designated by the management of the Company (“Management Proxyholder”). A shareholder desiring to appoint some other person (“Alternate Proxyholder”) to represent him or her at the Meeting may do so by inserting such other person's name in the space indicated on the Proxy or VIF, or by completing another proper form of proxy.  A person appointed as an Alternate Proxyholder need not be a shareholder of the Company.

Exercise of Discretion by Proxyholder

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the Proxy or VIF. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed Proxy or VIF confers discretionary authority upon the Proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a Registered Shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing the enclosed Proxy and returning it to the Company’s transfer agent, Computershare Trust Company of Canada (“Computershare”), in accordance with the instructions on the Proxy. You should ensure that the Proxy is received by Computershare at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used. The chairman of the Meeting may elect to exercise his discretion to accept proxies received after the due date.

Beneficial Shareholders

The following information is of significant importance to Beneficial Shareholders (shareholders who do not hold shares in their own name). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders (those whose names appear on the records of the Company as the registered holders of shares).

If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder’s name on the records of the Company. Such shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

If you have consented to disclosure of your ownership information, you will receive a VIF from the Company (through Computershare). If you have declined to disclose your ownership information, you may receive a VIF from your Intermediary if they have assumed the cost of delivering the Proxy Statement and associated meeting materials. Every intermediary has its own mailing procedures and provides its own return instructions to clients. However, most intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.

By returning the VIF in accordance with the instructions noted on it, a Beneficial Shareholder is able to instruct the Registered Shareholder (the intermediary) how to vote on behalf of the Beneficial Shareholder. VIFs, whether provided by the Company or by an intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF. In either case, the purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the shares which they beneficially own.

The VIF will name the same persons as named on the Company’s Proxy to represent you at the Meeting. Although as a Beneficial Shareholder you may not be recognized at the Meeting for the purposes of voting shares registered in the name of your intermediary, you, or a person designated by you (who need not be a shareholder), may attend the Meeting as proxyholder for your intermediary and vote your shares in that capacity. To exercise this right to attend the Meeting or appoint a proxyholder of your own choosing, you should insert the name of the desired representative in the blank space provided in the VIF. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as proxyholder for your intermediary. The completed VIF or other written instructions must then be returned in accordance with the instructions on the VIF.

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If you receive a VIF from the Company or Broadridge, you cannot use it to vote shares directly at the Meeting. The VIF must be completed and returned in accordance with its instructions, well in advance of the Meeting in order to have the shares voted.

Revocation of Proxies

In addition to revocation in any other manner permitted by law, a Registered Shareholder who has given a Proxy may revoke it by:

(a)	Executing a Proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the Registered Shareholder or the Registered Shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the Proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the Registered Shareholders’ shares.

A revocation of a Proxy will not affect a matter on which a vote is taken before the revocation.

Only Registered Shareholders have the right to revoke a Proxy. Beneficial Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is one person present at the meeting representing in person or by proxy not less than 10% of the votes eligible to cast at such meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the bank or broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which Proxies are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” fixing of the number of directors at four (4), “FOR” the election of each of the nominees to the Board of Directors named on the following page, and “FOR” the resolution to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2016, and “FOR” the approval the compensation awarded by the Company to the named executive officers. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the election of directors and the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On April 18, 2016 (the “Record Date”) there were 99,928,683 shares of our common stock (the “Common Stock”), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and officers of the Company, no person or corporation beneficially owns directly or indirectly, or exercises control or direction over, more than 5% of the outstanding Common Stock as of April 18, 2016, except as described below:

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Name and Address	Number of Voting Securities(1)		Nature of Ownership	Percentage of Outstanding Voting Securities
Landon T. Clay	30,777		Sole voting and investment control	0.03%
Peterborough, NH, USA	26,699,258	(2) (3) (4)	Shared voting and investment control	24.1%
Thomas M. Clay	1,913,650		Sole voting and investment control	1.7%
Peterborough, NH, USA	25,354,989	(2) (3)	Shared voting and investment control	22..8%
Brian James Peterborough, NH, USA	9,651,519	(2) (4)	Shared voting and investment control	8.7%
Jonathan Clay	8,340,016		Sole voting and investment control	7.5%
Palm Beach, FL, USA	889,250	(5) (6) (7)	Shared voting and investment control	0.8%
Sprott Asset Management L.P. Toronto, ON, Canada	7,130,800		Sole voting and investment control	6.4%

[1]	The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.ca, or from the shareholder, and includes direct and indirect holdings.
[2]	Landon T. Clay, Thomas M. Clay and Brian James have shared voting and investment control of 8,307,250 shares, including 7,500,000 shares issuable upon exercise of warrants;
[3]	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 17,047,739 shares;
[4]	Landon T. Clay and Brian James have shared voting and investment control of 1,344, 269 shares;
[5]	Jonathan Clay and Arctic Coast have shared voting and investment control of 807,250 shares;
[6]	Jonathan Clay and Milledge LLC have shared voting and investment control of 50,000 shares; and
[7]	Jonathan Clay has shared voting and investment control of 32,000 shares, held in custody for James Clay.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

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MATTERS TO BE ACTED UPON AT MEETING

Proposal 1: Election of Directors

The Board proposes to fix the number of directors of the Company at four (4) and that the following four (4) nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Thomas M. Clay, Bryan A. Coates, Bernard Guarnera and Guy Le Bel.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board anticipates that the four (4) nominees will be available to serve as directors of Golden Queen, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

The board of directors recommends a vote “FOR” THE ELECTION OF each nominee.

As part of its ongoing review of corporate governance policies, on March 5, 2014, the Board adopted a policy providing that in an uncontested election of directors, any nominee who receives a greater number of votes “withheld” than votes “for” will tender his or her resignation to the Chairman of the Board promptly following the shareholders’ meeting. The Board will consider the offer of resignation and will make a decision whether or not to accept it. In considering whether or not to accept the resignation, the Board will consider all relevant factors. The Board will be expected to accept the resignation except in situations where the considerations would warrant the applicable director continuing to serve on the Board. The Board will make its final decision and announce it in a press release within 90 days following the shareholders’ meeting. A director who tenders his or her resignation pursuant to this policy will not participate in any meeting of the Board at which the resignation is considered.

The following table sets out the names of the nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, whether or not they are considered independent or non-independent, the number of shares of the Company which each beneficially owns or over which control or direction is exercised, Board/Committee membership and attendance, and other public board of directorships information:

Name, Present Office, Province/State & Country of Residence	Present Principal Occupation or Employment[1]	Security Holdings[2]
THOMAS M. CLAY Director, Chairman of the Board and Interim Chief Executive Officer Providence, Rhode Island, USA

Mr. Clay’s principal occupation is Vice President of East Hill Management Company, LLC.  He also serves as a director of The Clay Mathematics Institute, Inc. and of ThromboGenics NV. Mr. Clay represents the interests of certain significant shareholders of the Company, and as such, the Board believes that Mr. Clay is valuable as a member of the Board.

Date first appointed as a Director: January 13, 2009

Common Shares: 19,768,639 (3) Stock Options: 107,250 Warrants: 7,500,000(4)

Independent	Board/Committee Memberships	Attendance at Meetings During 2015	Other Public Board Directorships
No	Board of Directors	5/5 (100%)	ThromboGenics NV

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Name, Present Office, Province/State & Country of Residence	Present Principal Occupation or Employment[1]	Security Holdings[2]
BRYAN A. COATES Director Saint-Lambert, Quebec, Canada

Mr. Coates currently serves as President of Osisko Gold Royalties since June 2014. Prior to that, he was the Vice President, Finance and Chief Financial Officer of Osisko Mining. He was responsible for all activities related to financing, financial reporting, marketing relating to the gold industry, risk management and government relations. Mr. Coates has more than 30 years of progressive experience within the international and Canadian mining industry. Before joining Osisko, he was Chief Financial Officer of Iamgold (2006-2007), Cambior Inc. (2001-2006), and Cia Minera Antamina (1998-2001). He also acts as a Member of the Board of Directors of the Fédération des Chambres de Commerce du Quebec’s, the Chairman of Timmins Gold Corp., as well as the chair of the Chamber's Mining Industry Committee. He is a member of the Chartered Professional Accountants of Ontario. It is the determination of the Board that Mr. Coates’ financial acumen in conjunction with his public company expertise is an asset to the Company.

Date first appointed as a Director: January 28, 2013

Stock Options: 157,500

Independent	Board/Committee Memberships	Attendance at Meetings During 215	Other Public Board Directorships
Yes	Board of Directors Audit Committee Compensation Committee Nominating Committee	5/5 (100%) 4/4 (100% 2/2 (100%) nil	Timmins Gold Corp.

BERNARD GUARNERA Director Las Vegas, Nevada, USA

Mr. Guarnera has over 40 years of experience in the global mining industry and is President of Broadlands Mineral Advisory Services Ltd.. Mr. Guarnera was the former Chairman of the Board of Behre Dolbear Group Inc., a mining consulting firm founded in 1991. Mr. Guarnera is a registered professional engineer and a registered professional geologist. He serves as a director of the Colorado Mining Association and Northern Zinc, and is the president of Mining and Metallurgical Society of America. The Board believes that Mr. Guarnera’s technical expertise and his capital market experience make him a valuable member of the Board.

Date first appointed as a Director: May 30, 2013

Common Shares: 25,000 Stock Options: 157,500

Independent	Board/Committee Memberships	Attendance at Meetings During 2015	Other Public Board Directorships
Yes	Board of Directors Audit Committee Compensation Committee Nominating Committee	5/5 (100%) 4/4 (100%) 2/2 (100%) nil

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Name, Present Office, Province/State & Country of Residence	Present Principal Occupation or Employment[1]	Security Holdings[2]
GUY LE BEL Director Repentigny, Quebec, Canada

Mr. Le Bel is a merger and acquisitions, and business development consultant to Canadian mining companies and has over 30 years of international experience in strategic and financial planning. He previously served as Vice President Evaluations for Capstone Mining Corp. and is a Director of RedQuest Capital Corp. Previously, Mr. Le Bel was Vice President, Business Development at Quadra Mining Ltd., and prior to that held business advisory, strategy and planning, business valuation, and financial planning management roles at BHP Billiton Base Metals Ltd., Rio Algom Ltd. and Cambior Inc. The Board believes that Mr. Le Bel’s Canadian and international experience in strategic and financial planning make him a valuable member of the Board.

Date first appointed as a Director: May 30, 2013

Stock Options: 157,500

Independent	Board/Committee Memberships	Attendance at Meetings During 2015	Other Public Board Directorships
Yes	Board of Directors Audit Committee Compensation Committee Nominating Committee	5/5 (100%) 4/4 (100%) 2/2 (100%) nil	RedQuest Capital Corp.

[1]	The information as to principal occupation and business or employment has been furnished by the respective nominees.
[2]	Based upon information furnished to Golden Queen either by the directors and executive officers or from the insider reports and beneficial ownership reports filed with the SEC or available at www.sedi.ca. These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options.
[3]	Includes 1,913,650 shares for which Thomas M. Clay has sole voting and investment control. Thomas M. Clay, Landon T. Clay and Brian James have shared voting and investment control of 807,250 shares. Thomas M. Clay and Landon T. Clay have shared voting and investment control of 17,047,739 shares;
[4]	Thomas M. Clay, Landon T. Clay and Brian James have shared voting and investment control of 7,500,000 shares issuable upon exercise of warrants.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. The Board as a whole is responsible for identifying, screening and/or appointing persons to serve on the Board. In identifying Board candidates, it is the Board’s goals to identify persons whom it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also allowing for other appropriate factors. The Board believes that the process in place to identify candidates and elect directors allows the most qualified candidates to be appointed independently.

The Company believes that each of the persons standing for election to the Board at the Meeting has the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively.

The Board is responsible for overseeing management of the Company and determining the Company’s strategy and for determining whether or not a director is independent. In making this determination, the Board has adopted the definition of “independence” as set forth in NI 58-101 and NP 58-201 with the recommendation that a majority of the Board be considered “independent”. In applying this definition, the Board considers all relationships of the directors of the Company, including business, family and other relationships.

As at the date of this Proxy Statement, there are four (4) directors on the Board, Thomas M. Clay, Bryan A. Coates, Bernard Guarnera, and Guy Le Bel. Of the four directors, Bryan A. Coates, Bernard Guarnera, and Guy Le Bel are considered independent. Thomas M. Clay, Chairman of the Board and Interim Chief Executive Officer, is not considered independent. Following the Meeting, the Board, as proposed by management in this Proxy Statement, will consist of Thomas M. Clay, Bryan A. Coates, Bernard Guarnera and Guy Le Bel.

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The Board does not have a policy regarding a Board members’ attendance at annual meetings of shareholders. Two (2) directors attended the Company’s 2015 annual meeting of shareholders.

Biographical Information Regarding Executive Officers

Thomas M. Clay - Chairman and Interim Chief Executive Officer. Mr. Clay is the Vice President of East Hill Management Co., LLC and Director of the Clay Mathematics Institute and of Thrombogenics N.V. His business education was completed at Harvard College, Oxford University and Harvard Business School. Mr. Clay has served on the Board of Directors since 2009.

Robert C. Walish, Jr. – Chief Operating Officer. Mr. Walish is the President & Chief Executive Officer of Golden Queen Mining LLC and was most recently the General Manager of the SCM Franke Operation of KGHM International, formerly QuadraFNX, located in northern Chile, where he was responsible for mining, processing and administration of a four million pound per month open-pit copper mining, heap-leach and SX-EW operation. Prior to that and over the course of more than 30 years, Mr. Walish worked at mines in Guyana, Arizona, Alaska, South Carolina, Montana and Nevada. He received his Bachelor of Arts degree from the University of Colorado and his Master of Science degree from the University of Wisconsin.

Andrée St-Germain - Chief Financial Officer. Andrée St-Germain joined Golden Queen in 2013 and has been involved with the financings and construction of the Project. She is a former investment banker with Dundee Capital Markets Inc. where she worked exclusively with mining companies on a variety of financings and M&A advisory assignments. She holds a Master of Business Administration degree (Honours) from Schulich School of Business (York University).

Brenda Dayton – Corporate Secretary. Ms. Dayton has served as Corporate Secretary for several mining companies on the NYSE, TSX and TSX Venture and her expertise includes governance, communications and investor relations. Prior to working in public companies, she worked in banking and insurance. She holds a Bachelor of Arts degree from the University of Calgary.

Proposal 2: Ratification of Appointment of Independent Auditors

PricewaterhouseCoopers LLP (“PWC”) was appointed as Golden Queen’s independent auditors on March 31, 2016. BDO Canada LLP (“BDO”) served as Golden Queen’s independent auditors for the fiscal year ended December 31, 2015. Shareholders of the Company will be asked at the Meeting to vote for the appointment of PWC as auditors of the Company until the next annual general meeting of Shareholders or until a successor is appointed, at a remuneration to be fixed by the directors.

On March 31, 2016, Golden Queen appointed PWC as its independent registered public accountant, subject to completion of its standard client acceptance procedures. The appointment of PWC was recommended by Golden Queen’s audit committee after considering proposals from several international public accounting firms, including BDO. As a result of PWC’s appointment, Golden Queen’s engagement of BDO, as its independent registered public accounting firm, was terminated. Attached as Appendix “B” is a copy of the Form 8-K filed with the SEC in connection with the change of Golden Queen’s independent auditor.

Although the appointment of PWC is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that shareholders ratify the appointment of the independent auditors for the fiscal year ending December 31, 2016. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote is required. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board to select other independent auditors for the fiscal year ending December 31, 2017.

Section 10(A)(i) of the Exchange Act prohibits the Company’s independent auditors from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

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Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditors must be approved in advance by the Audit Committee. All of the 2015 audit related fees, and tax fees were pre-approved by the Audit Committee.

See External Auditor Service Fees section for more information.

Representatives of the former auditors, BDO Canada LLP, are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions from Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE COOPERS LLP AS GOLDEN QUEEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that Golden Queen seek a non-binding advisory vote from its shareholders to approve the compensation of our Named Executive Officers as disclosed in this proxy statement.

Golden Queen seeks to provide our executives with appropriate incentives to drive the success of our business. We strive to design programs that are performance-based and that encourage executives to further the overall business strategy of the company. We provide compensation that is competitive to retain high-quality executives to produce successful results for shareholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. We believe that Golden Queen’s Named Executive Officer compensation programs have been effective at appropriately aligning pay and performance and in enabling Golden Queen to attract and retain very talented executives within our industry.

The vote on this resolution is advisory and therefore not binding on Golden Queen, the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee will review the voting results in connection with the on-going evaluation of Golden Queen’s compensation programs.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION AWARDED BY GOLDE QUEEN TO THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE DISCLOSURES IN THIS PROXY STATEMENT AS REQUIRED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board of Directors and the Executive of Golden Queen as of the Record Date:

Name	Age	Position	Position Held Since
Thomas M. Clay	31	Director	January 13, 2009
		Chairman	May 30, 2013
		Interim CEO	August 10, 2015
Bryan A. Coates	57	Director	January 28, 2013
Bernard Guarnera	72	Director	May 30, 2013
Guy Le Bel	57	Director	May 30, 2013
Robert C. Walish, Jr.	63	COO	August 10, 2015
Andrée St-Germain	36	CFO	September 18, 2013
Brenda Dayton	48	Corporate Secretary	October 1, 2015

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All of the officers identified above serve at the discretion of the Board and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Golden Queen.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 18, 2016 by:

(i)	each director of Golden Queen;
(ii)	each of the Named Executive Officers of Golden Queen; and
(iii)	all directors and executive officers as a group.

Except as noted below, Golden Queen believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, except as noted in the footnote below the table.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percentage of Shares Beneficially Owned

THOMAS M. CLAY, Director, Chairman & Interim Chief Executive Officer Providence, RI	27,268,639	[1][2]	24.6%

BRYAN A. COATES, Director Saint-Lambert, QC	157,500	[1]	0.14%

BERNARD GUARNERA, Director Las Vegas, NV	182,500	[1]	0.16%

GUY LE BEL, Director Repentigny, QC	157,500	[1]	0.14%

ROBERT C. WALISH, JR., Chief Operating Officer Mojave, CA	nil		0.0%

ANDRÉE ST-GERMAIN, Chief Financial Officer Vancouver, BC	440,000	[1]	0.4%

BRENDA DAYTON, Corporate Secretary Vancouver, BC	nil		0.0%

All officers and directors (7) persons	28,206,139		25.4%

[1]	These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows: 107,250 shares issuable to Thomas M. Clay, 157,500 shares issuable to Bryan A. Coates, 157,500 shares issuable to Guy Le Bel, 157,500 shares issuable to Bernard Guarnera and 440,000 shares issuable to Andrée St-Germain.

[2]	Includes 1,913,650 shares for which Thomas M. Clay has sole voting and investment control. Thomas M. Clay, Landon T. Clay and Brian James have shared voting and investment control of 807,250 shares. Thomas M. Clay and Landon T. Clay have shared voting and investment control of 17,047,739 shares; Thomas M. Clay, Landon T. Clay and Brian James have shared voting and investment control of 7,500,000 shares issuable upon exercise of warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Golden Queen’s directors, executive officers and persons who own more than 10% of a registered class of Golden Queen’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Golden Queen. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Golden Queen with copies of all Section 16(a) reports they file.

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To the Company’s knowledge, the Form 4 filed by each of Landon T. Clay and Thomas Clay on August 14, 2015 reporting the issuance of a warrant to issue 5,967,000 shares to the Landon T. Clay 2009 Irrevocable Trust and a warrant to issue 1,533,000 shares to the Clay Family 2009 Irrevocable Trust on August 6, 2015 were filed after the required filing date.

To the Company’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, other than as disclosed in this Proxy Statement, the Company believes that during the year ended December 31, 2015, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS COMPENSATION

The following table sets out the compensation provided to the members of the Board during the Company’s year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
H. Lutz Klingmann(1)	Nil	Nil	Nil	Nil	N/A	Nil	Nil
Thomas M. Clay	18,750	Nil	35,002	Nil	N/A	Nil	53,752
Bryan A. Coates	26,995	Nil	35,002	Nil	N/A	Nil	61,997
Bernard Guarnera	31,876	Nil	35,002	Nil	N/A	Nil	66,878
Guy Le Bel	29,706	Nil	35,002	Nil	N/A	Nil	64,708

[1]	H. Lutz Klingmann resigned from his position of Director, President and Chief Executive Officer on August 10, 2015.

It is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company’s 2013 Stock Option Plan.

Other than as disclosed in this Proxy Statement and Management Information Circular, there are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2015 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company’s Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation of Golden Queen’s president and chief executive officer, chief financial officer, and the chief operating officer (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Golden Queen in all capacities.

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Name and Principal Position	Year	Salary ($)	Bonus[7] ($)	Stock Awards ($)	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lutz	2015	96,284	41,542	151,428	Nil	Nil	Nil	62,619	351,873
Klingmann[2]	2014	163,465	40,743	Nil	Nil	Nil	Nil	Nil	204,208
Former President, CEO	2013	159,524	32,907	Nil	Nil	Nil	Nil	1,905	194,336
Thomas M.	2015	33,333	Nil	Nil	Nil	Nil	Nil	Nil	33,333
Clay[3]	2014	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Chairman & Interim CEO	2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Robert C.	2015	115,984	75,000	Nil	Nil	Nil	Nil	Nil	190,984
Walish, Jr.[4]	2014	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
COO	2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Andrée St-	2015	133,572	30,583	Nil	15,195	Nil	Nil	Nil	179,350
Germain[5]	2014	135,817	167,783	Nil	141,181	Nil	Nil	Nil	444,781
CFO	2013	47,010	9,402	Nil	161,353	Nil	Nil	Nil	217,765
Laurence	2015	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Morris[6]	2014	129,041	Nil	Nil	92,490	Nil	Nil	33,566	255,097
Former COO	2013	87,500	Nil	Nil	93,935	Nil	Nil	Nil	181,435

[1]	The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in the Company’s consolidated financial statements for the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015. The value of the 2013 option awards is based on the options that had vested as of December 31, 2013: 100,000 vested options for the CFO and 100,000 vested options for the former COO. The 2014 option awards reflect the value of the options issued in 2013 to the CFO and former COO but vested during fiscal 2014: 200,000 vested options for the CFO and 100,000 vested options for the former COO. The former COO resigned in November 2014 and as a result 100,000 unvested options were cancelled. The value of the 2015 options awards is based on the options vested as of December 31, 2015; 46,667 vested options for the CFO.
[2]	Lutz Klingmann was the Chief Executive Officer of the Company until August 10, 2015. During fiscal 2015, he received $62,619 in severance income.
[3]	Thomas M. Clay was appointed the Interim Chief Executive Officer on August 10, 2015.
[4]	Robert C. Walish was appointed the Chief Operating Officer on August 10, 2015 and receives compensation directly from Golden Queen Mining Company LLC, which the Company contributes 50%.
[5]	Andrée St-Germain was appointed the Chief Financial Officer on September 18, 2013. The bonus granted to Ms. St-Germain in 2014 includes a bonus target of C$150,000 as set out in her employment contract. See note 1 for details on the option award.
[6]	Laurence Morris was the Chief Operating Officer of the Company until November 11, 2014.
[7]

Bonus amounts received in 2015 for the former President & CEO and the CFO were awarded for 2014 performance. The bonus amount received by the COO was a signing bonus as set out in his employment contract. The CFO was awarded a performance bonus of C$80,894 and the COO was awarded a bonus in the amount of $51,065 for their performance in 2015. These amounts were paid in the 2016 fiscal year.

OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

The Board approves the issuance of stock options to our directors, officers, employees and consultants. Unless otherwise provided by the Board of Directors, all vested options are exercisable for a term of five (5) years from the date of grant. During the fiscal year ended December 31, 2015, there were 247,500 options granted to the Named Executive Officers.

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OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

The following table sets forth the information concerning all option-based awards outstanding for each of Golden Queen’s Named Executive Officers as of December 31, 2015:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Thomas M. Clay Chairman, Interim CEO(1)	107,500	Nil	Nil	$0.58	September 8, 2020
Andrée St-Germain	300,000	Nil	Nil	$1.26	September 18, 2018
CFO	46,666	93,333	93,333	$0.58	September 8, 2020

[1]	Thomas M. Clay was appointed as Interim Chief Executive Officer on August 10, 2015.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2015 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options. Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plan [Excluding Securities Reflected in Column (a)] (c)
Equity Compensation	50,000	$1.16
Plans Approved by	150,000	$1.59	5,880,000
Security Holders	300,000	$1.26
	570,000	$0.58
Equity Compensation Plans Not Approved by Security Holders	Nil	Nil	Nil
Total:	1,070,000	$0.94	5,880,000

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AGGREGATED STOCK OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

There were no stock options exercised by the Named Executive Officers during the Company’s fiscal year ended December 31, 2015.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

The Company has entered into consulting or employment contracts with each of the Named Executive Officers as follows:

The Company entered into an employment contract on September 18, 2013 with Andrée St-Germain, the Chief Financial Officer and Corporate Secretary of the Company. Ms. St-Germain is entitled to an annual salary of C$150,000 and a one-time bonus target of C$150,000 to be payable as to 50% after six (6) months and 50% after twelve (12) months, subject to a performance review by the Compensation Committee. This bonus target was paid to Ms. St-Germain in 2014. Thereafter, Ms. St-Germain may be paid bonuses at the sole discretion of the Board. Pursuant to the contract, if Ms. St-Germain is terminated by the Company without cause during the first twelve (12) months of her employment, she will be entitled to six (6) months base salary being C$75,000. If Ms. St-Germain is terminated by the Company without cause after the first twelve (12) months of her employment, she will be entitled to twelve (12) months base salary being C$150,000. In the event that the employment of Ms. St-Germain is terminated by the Company or its successor without cause, or is terminated by Ms. St-Germain for good reason, in either case within six (6) months following a change of control, she will be entitled to receive a lump-sum severance payment equal to twenty-four (24) months base salary, being C$300,000, and two (2) times her annual bonus, being C$300,000. Ms. St-Germain’s contract continues indefinitely, unless and until terminated.

The Company entered into an employment contract on October 1, 2015 with Brenda Dayton pursuant to which Ms. Dayton was employed as Corporate Secretary of the Company effectively October 1, 2015. Her employment with the Company will continue without fixed term. Her position as officer of the Company will be renewed annually subject to the approval of the Board. Ms. Dayton is entitled to an annual salary of C$110,000, subject to periodic review in accordance with Company practice. Pursuant to the contract, if Ms. Dayton is terminated by the Company without cause or terminated by Ms. Dayton for good reason, within 6 months following a change of control, she will be entitled to receive a lump-sum severance payment equal to her gross salary received from the Company in the twelve month period immediately preceding the date of written notice of termination provided by Ms. Dayton or the Company. Ms. Dayton is also entitled to participate in the Company’s stock option plan.

REPORT OF CORPORATE GOVERNANCE

The Canadian Securities Administrators have adopted National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) (the “Guidelines”), both of which came into force as of June 30, 2005 and effectively replaced the corporate governance guidelines and disclosure policies of the Exchange. NI 58-101 requires issuers such as the Company to disclose the corporate governance practices that they have adopted, while NP 58-201 provides guidance on corporate governance practices. In this regard, a brief description of the Company’s system of corporate governance, with reference to the items set out in NI 58-101 and NP 58-101 is set forth below.

The Board and management recognize that effective corporate governance is important to the direction and operation of the Company in a manner in which ultimately enhances shareholder value. As a result, the Company has developed and implemented, and continues to develop, implement and refine formal policies and procedures which reflect its ongoing commitment to good corporate governance. The Company believes that the corporate governance practices and procedures described below are appropriate for a company such as the Company.

Board of Directors

NP 58-201 recommends that boards of directors of reporting issuers be composed of a majority of independent directors. With three (3) of the four (4) current directors considered independent, the Board is currently composed of a majority of independent directors. Mr. Clay, in his role as Interim CEO and the Chairman of the Board is not deemed independent. The Board holds regular meetings. Between the scheduled meetings, the Board meets as required. Management also communicates informally with directors on a regular basis, and solicits advice from directors on matters falling within their special knowledge or experience.

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Chairman of the Board

Thomas M. Clay, a non-independent director, was appointed Chairman of the Board on June 10, 2014. Mr. Clay’s primary roles as Chairman are to chair all meetings of the Board and to manage the affairs of the Board, including ensuring the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chairman’s responsibilities include, among other things, ensuring effective relations and communications among Board members.

The Company does not have a chairman that is independent or a lead independent director. Given the size of the Board, the Board believes that the presence of three (3) independent directors out of the four (4) directors currently on the Board, each of whom sits on the Board’s committees, is sufficient independent oversight of the Chairman of the Board and Chief Executive Officer. The independent directors work well together in the current Board structure and the Board does not believe that selecting an independent chairman or a lead independent director would add significant benefits to the Board oversight role.

Director Meetings

The Board meets on a regular basis and holds additional meetings as considered appropriate to deal with the matters arising from developments in the business and affairs of the Company from time to time. During the fiscal year ended December 31, 2015, the Board held five (5) regular meetings, including an in-person Board meeting held on site. In addition to the business conducted at such meetings, various other matters were discussed by phone and approved by written resolution signed by all members of the Board.

The Company does not have a policy with regard to Board member’s attendance at annual meetings of Shareholders.

Board Mandate

The Board is responsible for the overall stewardship of the Company. The Board discharges this responsibility directly and through the delegation of specific responsibilities to committees of the Board. The Board works with management to establish goals and strategies for the Company, to identify principal risks, to select and assess senior management and to review significant operational and financial matters. The Board’s mandate is available on the Company’s website at www.goldenqueen.com.

Position Descriptions

The Board has developed written position descriptions for the Chairman of the Board, the Directors of the Board, each chair of each board committee, and for the Chief Executive Officer of the Company, which are available on the Company’s website at www.goldenqueen.com.

Orientation and Continuing Education

The Company provides new directors with an overview of their role as a member of the Board and its Committees, and the nature and operation of the Company’s business and affairs. New directors also have the opportunity to discuss the Company’s affairs with legal counsel and with the Company’s independent auditors. New directors are also provided with opportunities to visit the mine site in Mojave and are invited to have discussions with the Company’s operating personnel. In 2015, all of the directors visited the Soledad Mountain Project and had the opportunity to meet with local stakeholders and tour the project facilities.

The Company does not provide formal continuing education to its Board members, but does encourage them to communicate with management, independent auditors and consultants. Board members are also encouraged to participate in industry-related conferences, meetings and education events to maintain their skills and knowledge necessary to meet their obligations as directors of the Company.

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Code of Business Conduct

The Board has adopted a Code of Business Conduct (the “Code”), which is distributed to officers, management and employees of the Company. To ensure and monitor compliance with the Code, the Board has adopted a Whistle-blower Policy. A request for a waiver of any provision of the Code can be made in writing to the Audit Committee, however, such waiver must be approved by the Board. During the recently completed fiscal year, there was no conduct by an officer, by management or an employee that constituted a departure from the Code. The Board has also adopted a Code of Ethics for Senior Financial Officers. The Company’s Code of Business Conduct and Code of Ethics for Senior Financial Officers are available on the Company’s website at www.goldenqueen.com.

If a director or senior officer has a material interest in a transaction or agreement being considered by the Company, such individual is precluded from voting on the matter and the Board considers such matter without the individual present.

Assessments

Based upon the Company’s size, its current stage of development and the number of individuals on the Board, the Board considers a formal process for assessing the effectiveness and contribution of the Board as a whole, its committees or individual directors to be unnecessary at this time. The Board and its committees meet on numerous occasions during each year, each director having regular opportunity to assess the Board as a whole, its committees, and other directors in relation to assessment of the competencies and skills that the Board as a whole, its committees and directors should possess. The Board will continue to evaluate its own effectiveness and the effectiveness of its committees and individual directors in such manner.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of the Chairman of the Board and Chief Executive Officer, as the Board believes that it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has reviewed the Company’s current Board leadership structure. Thomas M. Clay has been the Company’s Chairman of the Board since May 2013 and assumed the role of Interim Chief Executive Officer on August 10, 2015. In light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors, the Board believes that the current leadership structure is appropriate. Mr. Clay brings complimentary attributes to the Company’s business operations and strategic plans and generally are focused on somewhat different aspects of the Company’s operations.

The Company does not have a lead independent director. Given the size of the Board, the Board believes that the presence of three (3) independent directors out of the four (4) directors currently on the Board, each of whom sits on the Board’s committees, is sufficient independent oversight of the Chairman of the Board and Chief Executive Officer. The independent directors work well together in the current Board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

Also, the Board does not have a formal policy with respect to the consideration of diversity when assessing directors and director candidates, but considers diversity as part of its overall assessment of the Board’s functions and needs.

Board’s Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Management is charged with the day-to-day management of the risks the Company faces. However, the Board, directly and indirectly through its committees, is actively involved in the oversight of the Company’s risk management policies. The Board is charged with overseeing enterprise risk management, generally, and with reviewing and discussing with management the Company’s major risk exposure (whether financial, operating or otherwise) and the steps management has taken to monitor, control and manage these exposures, including the Company’s risk assessment and risk management guidelines and policies. Additionally, the Compensation Committee oversees the Company’s compensation policies generally, in part to determine whether or not they create risks that are reasonably likely to have a material adverse effect on the Company.

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Board Term Limits

The Company has not adopted term limits for the directors on the Board or other mechanisms of board renewal because the Company believes that the imposition of term limits for its directors may lead to the exclusion of potentially valuable members of the Board. While there is a benefit to adding new perspectives to the Board from time to time, there are also benefits to having continuity and directors having in-depth knowledge of the Company’s business. The Company’s Nominating Committee considers, among other factors, skills, experience, and tenure when identifying potential director nominees.

Gender Diversity

The Company has not adopted a written policy relating to the identification and nomination of women directors and the Company has not adopted a target regarding the representation of women on the Board or in executive officer positions. The Company’s Nominating Committee identifies, evaluates and recommends candidates to become members of the Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial and other specialized experience, while taking diversity into account. The consideration of the level of representation of women on the Board and in executive officer positions is one factor among many that plays a role in the Company’s Nominating Committee’s decision-making process.

As at the date hereof, there are no female directors on the Board and one (1) female executive officer (33% of the total executive officers) of the Company.

Board’s Skills Matrix

The following table summarizes the particular areas of expertise for each member of the Board:

Director Name	Business Development	Corporate Governance	Finance	Risk Management	Capital Markets	Mining & Processing

Thomas M. Clay	X	X	X	X	X
Bryan A. Coates	X	X	X	X	X
Bernard Guarnera	X	X	X	X		X
Guy Le Bel	X		X	X	X	X

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee. Each of the Audit Committee, Compensation Committee, and Nominating Committee, is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Golden Queen’s financial reporting compliance procedures. As of the Record Date, the members of the Audit Committee are Bryan A. Coates, Guy Le Bel, and Bernard Guarnera, each of whom is considered independent. Bryan A. Coates is the Chair and the “financial expert” of the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter is available on the Company’s website at www.goldenqueen.com. During the fiscal year ended December 31, 2015, the Audit Committee held four (4) meetings, during which all audit committee members were present.

As part of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2015; (2) received a report from BDO Canada LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Public Company Accounting Oversight Board Rule 3526 regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with the independent accountant the independent accountant’s independence; and (4) considered whether or not the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

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Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016.

Submitted by the Audit Committee.

Bryan A. Coates, Chair

Bernard Guarnera, Member

Guy Le Bel, Member

Compensation Committee. The Compensation Committee reviews and approves the compensation of Golden Queen’s senior management and officers, reviews and administers Golden Queen’s stock option plan and makes recommendations to the Board of Directors regarding such matters. As of the Record Date, the members of the Compensation Committee are Bernard Guarnera, Bryan A. Coates and Guy Le Bel, composed entirely of independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee charter is available on the Company’s website at www.goldenqueen.com. During the fiscal year ended December 31, 2015, the Compensation Committee two (2) meetings.

Nominating Committee. The Nominating Committee assists the Board in providing effective corporate governance. As of the Record Date, the members of the Nominating Committee are Bryan A. Coates, Bernard Guarnera and Guy Le Bel, composed entirely of independent directors. The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee charter is available on the Company’s website at www.goldenqueen.com. The Nominating Committee does not have a policy with regards to the consideration of any director candidate recommend by shareholders of the Company and the Board is of the view that it is appropriate for the Company to not have such a policy at this time. During the fiscal year ended December 31, 2015, the Nominating Committee did not hold a meeting.

Technical Committee. The Technical Committee reviews technical information on the Company’s Soledad Mountain project and makes recommendations to the Board. The Technical Committee was formed in March of 2014 and held two (2) formal meetings. The Board adopted a written charter for the Technical Committee in May 2014. The Technical Committee has been disbanded given the Company’s transition to production.

AUDIT COMMITTEE

Pursuant to National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the Company is required to disclose annually in its Information Circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following:

The primary function of the audit committee (the “Committee”) is to assist the board of directors in fulfilling its financial oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the systems for internal corporate controls which have been established by the Board and management; and (c) overseeing the Company’s financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system; reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the company’s Board. The Committee is also mandated to review all material related party transactions.

The Audit Committee’s Charter

The Company has adopted an Audit Committee Charter, the text of which can be found on the Company’s website at www.goldenqueen.com.

Composition of the Audit Committee

The Committee is comprised of Bryan A. Coates, Bernard Guarnera, and Guy Le Bel. All of the Audit Committee members are independent and considered to be financially literate in that each Committee member has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

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Relevant Education and Experience

Bryan A. Coates currently serves as President of Osisko Gold Royalties since June 2014. Prior to that, he was the Vice President, Finance and Chief Financial Officer of Osisko Mining. He was responsible for all activities related to financing, financial reporting, marketing relating to the gold industry, risk management and government relations. Mr. Coates has more than 30 years of progressive experience within the international and Canadian mining industry. Mr. Coates has an understanding of the accounting principles used by the Company to prepare its financial statements.

Bernard Guarnera has over 40 years of experience in the global mining industry and is currently President of Broadlands Mineral Advisory Services Ltd. Mr. Guarnera is a Director of the Board of Behre Dolbear Group Inc., a mining consulting firm founded in 1991. Mr. Guarnera has an understanding of the accounting principles used by the Company to prepare its financial statements.

Guy Le Bel is a merger and acquisitions, and business development consultant to Canadian mining companies and has over 30 years of international experience in strategic and financial planning. He most recently served as Vice President Evaluations for Capstone Mining Corp. and is a Director of RedQuest Capital Corp. Mr. Le Bel has an understanding of the accounting principles used by the Company to prepare its financial statements.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4, 3.2, 3.3(2), 3.4, 3.5, 3.6, 3.8 or Part 8 of NI 52-110.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board, and where applicable the Audit Committee, on a case-by-case basis.

External Auditor Service Fees

The fees for services provided by BDO Canada LLP to us in each of the fiscal years ended 2014 and 2015 were as follows:

Fees	2015[5]		2014
Audit Fees[1]	C$	301,309	C$	356,169
Audit-Related Fees[2]	C$	18,960	C$	26,371
Tax Fees[3]	C$	64,670	C$	94,299
All Other Fees[4]	$	Nil	$	Nil
Total	C$	384,939	C$	476,839

[1] “Audit Fees” include fees necessary to perform the annual audit of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits. Audit fees also include services related to the review of the Company’s quarterly financial reports. The 2015 audit fees include C$51,895 in fees related to quarterly reviews of the Company's consolidated financial statements and C$162,528 in fees related to the audit of the Company's 50%-owned subsidiary, GQM LLC. The 2014 audit fees include C$76,916 in fees related to quarterly reviews of the Company's consolidated financial statements.

[2] “Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

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[3] “Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

[4] “All Other Fees” include all other non-audit services.

[5] The final invoice for the Audit fees for the fiscal year 2015 has not yet been received and as such, those fees are not included within the table set out above.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2015 were Bernard Guarnera who serves as the Committee’s Chairman, Bryan A. Coates, and Guy Le Bel.

Report on Executive Compensation and Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and Chief Executive Officer and the Chief Financial Officer.

The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company’s shareholders.

The Company’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee has no formal process for determining appropriate base salary ranges. Currently the Company pays compensation in the form of a base salary to its Interim Chief Executive Officer and its Chief Financial Officer. The base salary to the Interim Chief Executive Officer was based on a proposal from the Chief Financial Officer, which was accepted by the Company after considering his experience and expected responsibility and contribution to the Company. The base salary of the Chief Financial Officer was negotiated based on industry comparables and the Chief Financial Officer’s experience.

Stock options are granted to senior management to align the financial interests of management with the interests of shareholders of the Company and to encourage senior management to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company’s performance.

The Compensation Committee is responsible for considering the appropriateness and effectiveness of the Company’s executive compensation policies, given prevailing circumstances. Although the shareholder vote on executive compensation, which is submitted every (3) years, is non-binding, the Compensation Committee will review the voting results in connection with the on-going evaluation of the Company’s compensation program.

The Compensation Committee may not delegate any of its authority to other persons.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as an officer or employee of the Company during the fiscal year ended December 31, 2015 (or subsequently). No current member of the Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee have entered into a transaction with the Company in which they had a direct or indirect interest that is required to be disclosed pursuant to Item 404 of Regulation S-K.

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Compensation Committee Report

The Compensation Committee hereby reports to the Board that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and this Proxy Statement, we have:

•	reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
•	based on such review and discussion, we recommend to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and this Proxy Statement on Schedule 14A.

Submitted by the Compensation Committee.

Bernard Guarnera, Chair

Bryan A. Coates, Member

Guy Le Bel, Member

PERFORMANCE GRAPH

The performance graph depicts the Company’s cumulative total Shareholder returns over the five (5) most recently completed financial years based on an initial investment of $100 in the Company’s Common Stock, compared to an equal investment in the S&P/TSX Global Gold Index. The Company does not currently issue dividends. The Common Stock performance as set out in the graph does not necessarily indicate future Common Stock price performance.

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015
Company	$100	$79	$29	$36	$25
S&P/TSX Global Gold Index (TITTGD)	$100	$84	$42	$40	$36

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policy regarding transactions with management and others

Pursuant to its written charter, our Audit Committee has the responsibility to review all related party transactions on an ongoing basis.

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Transactions with management and others

The following is in addition to disclosure contained elsewhere herein respecting transactions involving management.

On July 26, 2013, the Company entered into agreements to issue convertible debentures for aggregate proceeds of C$10,000,000 ($9,710,603). The convertible notes were unsecured and bore interest at 2% per annum, calculated on the outstanding principal balance, payable annually. The principal amounts of the notes were convertible into shares of the Company at a price of C$1.03 per share for a period of two years. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $10,049. On July 24, 2015, the Company repaid its C$10.0 million ($7.7 million) convertible debenture and accrued interest of C$200,000 ($153,500). A total of C$7,500,000 of the offering was subscribed for by an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company.

On January 1, 2014, the Company entered into an agreement to secure a $10,000,000 loan (the “January 2014 Loan”). The January 2014 Loan was provided by members of the Clay family, who are shareholders of the Company, including $7,500,000 provided by an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company. The January 2014 Loan had a twelve-month term and an annual interest rate of 5%, payable on the maturity date.

The January 2014 Loan was repaid on a date that is less than 183 days before the maturity date. As a result, the Company paid the Lenders an additional charge in the amount that is equivalent to 5% of the principal amount, plus interest on the principal amount at the rate of 5% per annum accrued to the date the January 2014 Loan was repaid. The Company repaid $7,500,000 loan plus the $375,000 accrued interest and $375,000 additional charge on December 31, 2014. The remaining balance of the loan, $2,500,000, the accrued interest of $125,000 and the additional charge of $125,000, were paid on January 5, 2015. In total, the Company incurred $500,000 in interest expense and $500,000 in additional charge related to the January 2014 Loan.

On December 31, 2014 the Company also entered into a new loan (the “December 2014 Loan”) with the same parties for an amount of $12,500,000. The December 2014 Loan was due on demand on July 1, 2015 and bore an annual interest rate of 10% payable at the end of each quarter. The loan was guaranteed by GQM Holdings, and secured by a pledge of the Company's interests in GQM Canada, GQM Canada’s interest in GQM Holdings and GQM Holdings' 50% interest in GQM LLC. The Company also incurred a financing fee to secure the loan in the amount of $1,000,000, of which, $750,000 was paid on December 31, 2014 and the remaining $250,000 was paid on January 5, 2015. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $90,916. The total legal fees paid for the transaction were $118,695. The Company also agreed to provide the lenders with the option for certain registration rights whereby the Company would bear the costs and responsibility of registering the lenders common shares for the purposes of disposition subsequent to July 1, 2015. The Company has determined it is unlikely the registration option would be exercised and therefore has not accrued any potential costs related to the registration of the common shares. The Company has presented these transaction costs as a contra liability as substantially all of these costs were paid to the lenders.

On June 8, 2015, the Company amended the December 2014 Loan to extend the maturity to December 8, 2016 and increased the principal amount from $12,500,000 to $37,500,000 (the “June 2015 Loan”). The Company also issued 10,000,000 common share purchase warrants exercisable for a period of five years expiring June 8, 2020. The common share purchase warrants have an exercise price of $0.95. All other terms remained the same as the December 2014 Loan. The Company also incurred a financing fee to secure the loan in the amount of $1,500,000, all of which was paid on June 8, 2015. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $46,408. The legal fees were expensed as the transaction met the definition of a debt extinguishment. The terms of the registration rights remains unchanged as does the Company’s assessment of the likelihood of the registration rights being exercised. As such, as of December 31, 2015, no accrual has been made for the potential costs related to the registration rights.

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INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court or the SEC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Other than as disclosed herein, the Company is not aware of any claims, actions, proceedings or investigations pending against the Company, any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of the Common Stock, or any associate of any such director, officer, affiliate of the Company, or security holder that, individually or in the aggregate, are material to the Company. Neither the Company nor its assets and properties is subject to any outstanding judgment, order, writ, injunction or decree that has had or would be reasonably expected to have a material adverse effect on the Company. Furthermore, the Company is not aware of any threatened lawsuits.

To the best of our knowledge, there are no legal actions pending, threatened or contemplated against the Company or GQM LLC, other than what is noted below.

The Center for Biodiversity Petition to List the Mohave Shoulderband Snail as an Endangered Species

On January 31, 2014, the Center for Biological Diversity (“CBD”) filed an emergency petition (the “Petition”) with the United States Fish and Wildlife Service (“USFWS”) asking the USFWS to list the Mohave Shoulderband snail as a threatened or endangered species. Citing a report published more than 80 years ago, the Petition claims that the snail exists in only three places, and that most of the snail habitat occurs on Soledad Mountain, where the Company is developing the Project.

The Company worked with its environmental and legal advisors to prepare a detailed response to the petition, which was filed with the USFWS on March 31, 2014. The Company’s response is available on the Company’s website at www.goldenqueen.com.

On April 22, 2014, the Company learned that the USFWS had determined that there is no emergency to justify listing the Mohave Shoulderband snail as threatened or endangered under the Endangered Species Act of 1973, as amended. The USFWS reviewed the petition filed by the CBD and concluded that there was no imminent threat to the snail that would cause them to believe an emergency listing was required.

Even though an emergency listing was not warranted, the USFWS is required by the Endangered Species Act to continue processing the listing petition.  A public comment period on the petition commenced on April 10, 2015 for a period of 60 days. On September 9, 2015, the USFWS and the CBD entered into a Stipulated Settlement Agreement that established a 12 Month Finding date of April 11, 2016.

In November 2015, the Company, the USFWS, and the CBD entered into a Memorandum of Understanding under which the USFWS and the CBD agreed to defer the 12 Month Finding date to June 30, 2017, and the Company agreed not to disturb until June 30, 2017 certain points on Soledad Mountain where snails or snail shells had been identified. The Company, the USFWS, and the CBD have jointly selected a third party environmental consultant that will conduct a survey to better understand the snail’s range and distribution on Soledad Mountain before the USFWS prepares its 12 Month Finding. Surveying is anticipated to take place between the fall of 2016 and the spring of 2017.

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The Project has received all necessary regulatory approvals.  The ongoing review by the USFWS does not affect the Project’s regulatory approvals or interfere with the Project’s operation. The November 2015 Memorandum of Understanding caused no material adjustments to the Project’s mine plan. The Company believes that conservation of the snail can be accomplished without material adjustments to the Project’s mine plan, but if the USFWS ultimately finds that the snail is ‘endangered’ or ‘threatened’ and no agreed conservation plan is established, material adjustments to the Project’s mine plan may be required.

National Labor Relations Board

The Company filed a charge with the National Labor Relations Board (the “NLRB”) against the Building and Construction Trades Council of Kern, Inyo, and Mono Counties (the “Union”) on May 23, 2014. The charge was in response to the action taken by the Union related to a 1997 project labor agreement (“PLA”) that the Company believes is not applicable to the Project and unenforceable under federal labor law.

The NLRB issued a Complaint against the Union and the matter was heard by Administrative Law Judge (“ALJ”) John McCarrick in June 2015. In December 2015 ALJ McCarrick issued his Decision finding that the PLA violates Section 8(e) of the National Labor Relations Act and is therefore unenforceable. The Union is in the process of appealing that Decision to the NLRB in Washington, D.C.

Complaint on Alleged Short-swing Trading Profits

We received notice that a complaint was filed on April 22, 2015 in United States District Court, District of Massachusetts seeking recovery pursuant Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), of alleged short-swing trading profits.  The complaint was filed by Ryan T. Darby, as plaintiff, and named Landon T. Clay, a shareholder of the Company (“Clay”), and the Company as defendants. The plaintiff alleges that Mr. Clay realized short-swing profits in connection with transactions in Company securities within a period of six months. The Company and the Plaintiff have entered into an agreement to settle the claims. Under the agreement, the Company will agree to adopt certain changes to its existing Section 16 policies and procedures and pay legal fees of $185,000 to Plaintiff’s counsel. A Motion to Dismiss with prejudice the action has been filed. Clay and the Company have, and continue to, expressly deny that either or both have committed any act or omission giving rise to any liability and/or violation of law.

In conjunction with the June 2015 Loan, as defined elsewhere herein, the Company agreed to indemnify the Clay Group and their affiliates for up to $350,000 in legal expenses (not damages) incurred in defense of complaints brought against the lenders and their affiliates by shareholders of the Company under Section 16 of the Exchange Act. The legal fees reimbursed by the Company currently amount to $345,572, including the $185,000 in legal fees paid to the plaintiff’s counsel.

SHAREHOLDER COMMUNICATIONS

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member or the Board generally care of the Corporate Secretary, GOLDEN QUEEN MINING CO. LTD., Suite 2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular Board member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications prior to forwarding them to the appropriate Board member. The Board has requested that items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys and questionnaires and resumes or other job inquiries, not be forwarded.

SHAREHOLDER PROPOSALS

Pursuant to the rules of the Securities Exchange Act, shareholder proposals intended to be considered for inclusion in the Proxy Statement and proxy card for the 2017 Meeting of Shareholders of the Company, and to be included in the Company’s proxy materials for the proxy materials for the 2017 annual meeting of the Shareholders of the Company, must be received by the Corporate Secretary of Golden Queen by December 1, 2016, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act. After this date, any shareholder nomination or proposal will be considered untimely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

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OTHER BUSINESS

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the person named in the proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the Company’s website at www.goldenqueen.com, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. The Company will furnish to Shareholders, free of charge, a hard copy of the Company’s financial statements and management’s discussion and analysis and/or a hard copy of the Company’s Annual Report on Form 10K for the fiscal year ended December 31, 2015 upon request by (i) mail to: 2300 – 1066 West Hastings Street, Vancouver, BC V6E 3X2 or (ii) telephone to: (778) 373-1557 or (iii) email to: info@goldenqueen.com. Financial information is provided in the Company’s annual financial statements and management’s discussion and analysis for its most recently completed fiscal year.

OTHER MATERIAL FACTS

There are no other material facts to the knowledge of the Board relating to the matters for which this Circular is issued which are not disclosed herein.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. The contents and the sending of this Circular have been approved by the Board.

BY ORDER OF THE BOARD OF DIRECTORS THIS 22ND DAY OF APRIL 2016.

“Thomas M. Clay“
Thomas M. Clay, Chairman & Interim CEO

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APPENDIX “A”

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2015

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______________ to _______________

0-21777

(Commission File Number)

GOLDEN QUEEN MINING CO. LTD.

(Name of registrant in its charter)

British Columbia, Canada	Not Applicable
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

2300 – 1066 Vancouver, British Columbia, Canada	V6E 3X2
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (778) 373-1557

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under section 12(g) of the Exchange Act: Common shares without par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. Large accelerated filer ☐ Accelerated filer ☐ Non-accelerated filer ☒ Smaller reporting company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of the last business day of the registrant’s most recently completed second fiscal quarter: $49,157,488 as at June 30, 2015.

Indicate the number of shares outstanding of each of the registrant’s classes of common equity, as of the latest practicable date: 99,928,683 common shares as at March 30, 2016.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the registrant's Proxy Statement for the Annual Meeting of Stockholders are incorporated by reference into Part III of this Form 10-K, which Proxy Statement is to be filed within 120 days after the end of the registrant's fiscal year ended December 31, 2015. If the definitive Proxy Statement cannot be filed on or before the 120 day period, the issuer may instead file an amendment to this Form 10-K disclosing the information with respect to Items 10 through 14.

Form 10-K

References to the “Company”, “Golden Queen”, “we”, “us”, “our” and words of similar meaning refer to Golden Queen Mining Co. Ltd. The U.S. dollar (“$") is used in this Form 10-K and quantities are reported in Imperial units with Metric units in brackets.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Form 10-K and the documents incorporated by reference herein constitute forward-looking information and forward-looking statements within the meaning section 27A of the Securities Act of 1933 (as amended), section 21E of the Securities Exchange Act of 1934 (as amended), the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively “forward-looking statements”). The use of any of the words “anticipate”, “continue”, “estimate”, “expect”, “may”, “will”, “projected”, “propose”, “should”, “believe”, “intend”, “subject to” and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. The Company believes the expectations reflected in those forward-looking statements are reasonable, but no assurance can be given that these expectations will prove to be correct. Such forward-looking statements included in this Form 10-K and the documents incorporated herein by reference should not be unduly relied upon. References in this Form 10-K are to December 31, 2015, unless another date is stated, or in the case of documents incorporated herein by reference, are as of the dates of such documents.

In particular, this Form 10-K and the documents incorporated herein by reference contain forward-looking statements pertaining to the following:

•	business strategy, strength and focus;
•	geological estimates in respect of mineral resources and reserves on the Project;
•	projections of market prices and costs and the related sensitivity of distributions;
•	supply and demand for precious metals;
•	expectations regarding the ability to generate income through operations;
•	expectations with respect to the Company’s future working capital position;
•	treatment under government regulatory regimes and tax laws;
•	anticipated gold and silver revenues;
•	estimated costs of anticipated production, sales and costs of sales;
•	anticipated mining operations proceeding as planned; and
•	the Company’s and GQM LLC’s capital expenditure programs.

With respect to forward-looking statements contained in this Form 10-K and the documents incorporated by reference herein, assumptions have been made regarding, among other things:

•	recovery rates from gold and silver production;
•	the impact of environmental regulations on our operations;
•	future gold and silver prices;
•	the Company’s and GQM LLC’s ability to retain qualified staff;
•	the impact of any changes in the laws of the United States or the State of California;
•	the ability of GQM LLC to maintain its existing and future permits in good standing;
•	the ability of GQM LLC to retain its mining rights under agreements with landholders, whether currently in place or may in the future be in place;
•	the regulatory framework governing royalties, taxes and environmental matters in the United States;
•	future capital expenditures, if any, required to be made by the Company and GQM LLC and the Company’s ability to fund its pro rata capital commitments to the GQM LLC joint venture;
•	the Company’s ability to repay or refinance current debt; and
•	the ability of the Company to maintain its current ownership level in GQM LLC.

2

Actual results could differ materially from those anticipated in these forward-looking statements as a result of the risk factors set forth below and elsewhere in this Form 10-K and in the documents incorporated by reference:

•	uncertainties in access to future funding for repayment of debt or any future capital requirements of the Project or future acquisitions;
•	unexpected liabilities or changes in the cost of operations, including costs of extracting and delivering gold and silver dore to a refinery, that affect potential profitability of the Project;
•	operating hazards and risks inherent in mineral exploration and mining;
•	volatility in global equities, commodities, foreign exchange, market price of gold and silver and a lack of market liquidity;
•	changes to the political environment, laws or regulations, or more stringent enforcement of current laws or regulations in the United States or California;
•	ability of GQM LLC to obtain and maintain licenses, access rights or permits, required for current and future planned operations;
•	unexpected and uninsurable risks that may arise;
•	risks associated with any future hedging activities; and,
•	the other factors discussed under Item 1A. Risk Factors.

Readers are cautioned that the foregoing lists of factors are not exhaustive. The forward-looking statements contained in this Form 10-K and documents incorporated by reference herein are expressly qualified by this cautionary statement. Except as required under applicable securities laws, the Company does not undertake or assume any obligation to publicly update or revise any forward-looking statements.

CAUTIONARY NOTE REGARDING U.S. INVESTORS

The Company uses Canadian Institute of Mining, Metallurgy and Petroleum definitions for the terms “proven reserves”, “probable reserves”, “measured resources”, “indicated resources” and “inferred resources”. U.S. investors are cautioned that while these terms are recognized and required by Canadian regulations, including National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), the U.S. Securities and Exchange Commission (“SEC”) does not recognize them.

Canadian mining disclosure standards, including NI 43-101, differ significantly from the requirements of the SEC and SEC Guide 7, and reserve and resource information contained or incorporated by reference in this Form 10-K and in the documents incorporated by reference herein may not be comparable to similar information disclosed by companies reporting under U.S. standards. In particular, and without limiting the generality of the foregoing, the term “resource” does not equate to the term “reserve”. Under United States standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC’s disclosure standards normally do not permit the inclusion of information concerning “measured mineral resources”, “indicated mineral resources” or “inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute “reserves” by U.S. standards in documents filed with the SEC. U.S. investors should also understand that “inferred mineral resources” have a great amount of uncertainty as to their existence and as to their economic and legal feasibility. It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category. Under Canadian rules, estimated “inferred mineral resources” may not form the basis of pre-feasibility or feasibility studies. Investors are cautioned not to assume that all or any part of an “inferred mineral resource” exists or is economically or legally mineable. Disclosure of “contained ounces” in a resource estimate is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of “reserves” are also not the same as those of the SEC, and reserves in compliance with NI 43-101 may not qualify as “reserves” under SEC standards.

Accordingly, information contained in this Form 10-K and the documents incorporated herein by reference contain descriptions of our mineral deposits that may not be comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder. See Item 1A. Risk Factors.

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In addition, financial information in this Form 10-K and the Company’s financial statements is presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). The Company’s financial statements have been prepared in accordance with U.S. GAAP, and are subject to Public Company Accounting Oversight Board (United States), (“PCAOB”). The Company prepares its financial statements in U.S. dollars.

GLOSSARY OF MINING TERMS

We estimate and report our resources and we will estimate and report our reserves according to the definitions set forth in NI 43-101. We will modify and reconcile the reserves as appropriate to conform to SEC Industry Guide 7 for reporting in the U.S. The definitions for each reporting standard are presented below with supplementary explanation and descriptions of the parallels and differences.

NI 43-101 Definitions

indicated mineral resource – an indicated mineral resource is that part of a mineral resource for which quantity, grade or quality, densities, shape and physical characteristics can be established with a level of confidence sufficient to allow the appropriate application of technical and economic parameters, to support mine planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough for geological and grade continuity to be reasonably assumed.

inferred mineral resource – an inferred mineral resource is a mineral resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling and reasonably assumed, but not verified, geological and grade continuity. The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes.

mineral reserve – a mineral reserve is economically mineable part of an indicated or measured mineral resource as demonstrated by at least a preliminary feasibility study. This study must include adequate information on mining, metallurgy, processing, economic factors and other relevant factors that demonstrate, at the time of reporting, that economic exploitation can be justified. A mineral reserve includes diluting materials and allowance for losses that may occur when the material is mined. Mineral reserves are sub-divided in order of increasing confidence into probable and proven categories.

mineral resource – a mineral resource is a concentration or occurrence of natural, solid, inorganic or fossilized organic material in or on the earth’s crust in such form and quantity and of such a grade or quality that it has reasonable prospects for economic exploitation. The location, quantity, grade, geological characteristics and continuity of a mineral resource are known, estimated or interpreted from specific geological evidence and knowledge. Mineral resources are sub-divided, in order of increasing geological confidence, into inferred, indicated and measured categories.

Qualified Person – a qualified person is an individual who (a) is an engineer or geoscientist with a university degree, or equivalent accreditation, in an area of geoscience, or engineering, relating to mineral exploration or mining; (b) has at least five years of experience in mineral exploration, mine development or operation, or mineral project assessment, or any combination of these, that is relevant to his or her professional degree or area of practice; (c) has experience relevant to the subject matter of the mineral project and the technical report; (d) is in good standing with a professional association; and (e) in the case of a professional association in a foreign jurisdiction, has a membership designation that (i) requires attainment of a position of responsibility in their profession that requires the exercise of independent judgment; and (ii) requires A. a favourable confidential peer evaluation of the individual’s character, professional judgement, experience, and ethical fitness; or B. a recommendation for membership by at least two peers, and demonstrated prominence or expertise in the field of mineral exploration or mining.

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SEC Industry Guide 7 Definitions:

exploration stage – an exploration stage prospect is one which is not in either the development or production stage.

development stage – a development stage project is one which is undergoing preparation of an established commercially mineable deposit for its extraction but which is not yet in production. This stage occurs after completion of a feasibility study.

mineralized material – mineralized material is material that is not included in the reserve as it does not meet all of the criteria for adequate demonstration for economic or legal extraction.

production stage – a production stage project is actively engaged in the process of extraction and beneficiation of mineral reserves to produce a marketable metal or mineral product.

reserve – a reserve is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. Reserves must be supported by a feasibility study done to bankable standards that demonstrates the economic extraction. (“Bankable standards” implies that the confidence attached to the costs and achievements developed in the study is sufficient for the project to be eligible for external debt financing.) A reserve includes adjustments to the in-situ tonnes and grade to include diluting materials and allowances for losses that might occur when the material is mined.

Additional definitions for terms currently or previously used in the Company’s Annual Reports filed on Form 10-K:

Advance minimum royalty - Payment made before the start of commercial production under a mining lease agreement with landholders.

Ag – The chemical symbol for silver.

Au – The chemical symbol for gold.

Block model – The representation of geologic units using three-dimensional blocks of pre-determined sizes.

CIM – Canadian Institute of Mining, Metallurgy and Petroleum.

Cut-off grade – When determining economically viable mineral reserves, the lowest grade of mineralized material that qualifies as ore, i.e. that can be mined at a profit.

Diamond drill – A type of rotary drill in which the cutting is done by abrasion rather than by percussion. The drill cuts a core of rock which is recovered in long cylindrical sections.

Fault - A fracture in the earth’s crust caused by tectonic forces with displacement along the fracture.

Feasibility study – A study or group of studies that determine the economic viability of a given mineral occurrence.

g/t or gpt – Grams per metric tonne.

Grade – A term used to assign metal value to resources and reserves, such as gram per tonne (g/t) or troy ounces per ton (oz/ton). Grades are reported both in Imperial and Metric units in this Form 10-K.

Gravity – A methodology using instrumentation allowing the accurate measuring of the difference between densities of various geological units in situ.

Heap leaching – A process which uses dilute sodium-cyanide solutions to percolate through run-of-mine or crushed ore heaped on lined pad to dissolve gold and/or silver.

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Mineral – A naturally formed chemical element or compound having a definite chemical composition and, usually, a characteristic crystal form.

Mineralization – A natural occurrence in rocks or soil of one or more metal yielding minerals.

Mineral deposit – A mineralized body, which has been intersected by a sufficient number of drill holes or by underground workings to give an estimate of grade(s) of metal(s) and thus to warrant further exploration or development. A mineral deposit does not qualify as a commercially viable mineral deposit with reserves under standards set by the U.S. Securities and Exchange Commission until a final, comprehensive, economic, technical and legal feasibility study has been completed.

Mining – The process of extraction and beneficiation of mineral reserves to produce a marketable metal or mineral product. Exploration continues during the mining process and, in many cases, mineral reserves are expanded during the life of the mine operations as the exploration potential of the deposit is realized.

National Instrument 43-101 or NI 43-101 – Canadian standards of disclosure for mineral projects.

NSR – A net smelter returns royalty, which is customarily calculated by subtracting from gross revenues a deduction for calculated mill recoveries, transport costs of any concentrates to a smelter, treatment and refining charges, and other deductions at the smelter and multiplying that result by the prescribed rate.

Open pit – Surface mining in which the ore is extracted from a pit or quarry, the geometry of the pit may vary with the characteristics of the ore body.

Ore - A natural aggregate of one or more minerals which, at a specified time and place, may be mined and processed and the product(s) sold at a profit or from which some part may be profitably separated.

Preliminary feasibility study and pre-feasibility study – As defined in NI 43-101, each mean a comprehensive study of the viability of a mineral project that has advanced to a stage where the mining method, in the case of underground mining, or the pit configuration, in the case of an open pit, has been established and an effective method of mineral processing has been determined, and includes a financial analysis based on reasonable assumptions of technical, engineering, legal, operating, economic, social, and environmental factors and the evaluation of other relevant factors which are sufficient for a qualified person, acting reasonably, to determine if all or part of a mineral resource may be classified as a mineral reserve.

Porphyry or porphyritic – An igneous rock characterized by visible crystals in a fine–grained matrix.

Quartz – a mineral composed of silicon dioxide, SiO2 (silica).

Reclamation – The process by which lands disturbed as a result of mining activity are modified to support beneficial land use. Reclamation activity may include the removal of buildings, equipment, machinery and other physical remnants of mining, closure of tailings storage facilities, leach pads and other mine features, and contouring, covering and re-vegetation of waste rock and other disturbed areas.

SEC Industry Guide 7 – U.S. reporting guidelines that apply to registrants engaged or to be engaged in significant mining operations.

Strike – The direction, or bearing from true north, of a vein or rock formation measured on a horizontal surface.

Vein – a thin, sheet like crosscutting body of hydrothermal mineralization, principally quartz.

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PART I

Item 1. Business

General Development of Business

The Company was incorporated under the laws of the Province of British Columbia, Canada in November 1985 and has been exploring and developing the Soledad Mountain mining Project (the “Project”) located just south of Mojave in Kern County in southern California since that time.

The Company acquired its initial interest in the Project in 1985 and has since added to its landholdings and interests in the area. Exploration and evaluation work on the Project was done, until September 10, 2014, by Golden Queen Mining Co., Inc. (“GQM Inc.”), a California corporation wholly-owned by the Company. GQM Inc. was converted into a limited liability company, Golden Queen Mining Company, LLC (“GQM LLC”) on September 10, 2014 in preparation for the formation of a joint venture (the “Joint Venture”) between a newly formed entity, Golden Queen Mining Holdings, Inc. (“GQM Holdings”), a wholly owned subsidiary of the Company, and Gauss LLC (“Gauss”). Gauss is an investment entity formed for the purpose of the Joint Venture, and is 70.51% owned by Leucadia National Corporation and 29.49% owned by members of the Clay family, a controlling shareholder group of the Company. See Project Financing - Joint Venture Transaction below for further details on the Joint Venture. In February 2015, the Company incorporated Golden Queen Mining Canada Ltd. (“GQM Canada”), a wholly-owned British Columbia subsidiary, to hold the Company’s interest in GQM Holdings.

As a result of the changes made in connection with the Joint Venture and the incorporation of GQM Canada, the names, place of formation and ownership of the Company’s subsidiaries and the Project as at March 30, 2016 are as follows:

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The registered office of the Company is located at 1200 - 750 West Pender Street, Vancouver, BC, Canada V6C 2T8 and its executive offices are located at 2300 – 1066 West Hastings Street, Vancouver, BC, Canada, V6E 3X2. The California office of GQM LLC is located at 15772 K Street, Mojave, California, 93501.

Significant Developments in 2015

Project Update

The Company engaged Mine Development Associates (“MDA”) in late 2014 to update the Project's geological model from first principles and to provide an updated mineral resource estimate. In late 2014, the Company also engaged Norwest Corporation (“Norwest”) and Kappes, Cassiday & Associates (“KCA”) to update the reserve estimates and prepare a feasibility study and economic analysis based upon current information. The updated mineral resource and reserve estimates and results of the feasibility study were disclosed in a news release on February 10, 2015. In support of the updated mineral resource and reserve estimates, the Company filed a technical report pursuant to National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) titled “Soledad Mountain Technical Report and Updated Feasibility Study” with an effective date of February 25, 2015 (the “Technical Report”) on the System for Electronic Document Analysis and Retrieval (“SEDAR”) on February 27, 2015 and with the U.S. Securities And Exchange Commission (“SEC”) on March 2, 2015. The Technical Report was prepared by Carl E. Defilippi of KCA, Sean Ennis of Norwest, Michael M. Gustin of MDA and Peter Ronning of New Caledonian Geological Consulting, each of whom are Qualified Persons and independent of the Company pursuant to NI 43-101. See Item 2. Properties below for detailed information regarding the Technical Report and the Project.

Major construction projects completed in 2015, include the Phase 1, stage 1 heap leach pad, the crushing-screening plant and Merrill-Crowe plant, Assay lab, workshop & warehouse, roads and access ramps, power and water supply, conveying and stacking system. The Company acquired mobile mining and support equipment required for the commencement of mining operations and has been stock-piling ore from pre-production mining. In addition the Company conducted an infill drilling program in 2015 as part of its pre-production mine planning.

Commissioning of the crushing-screening plant started in the fourth quarter of 2015 and the first gold pour occurred on March 1, 2016. Commercial production is anticipated to commence later in 2016.

There are a number of risks associated with the Project and readers are urged to consider these risks and possible other risks, in order to obtain an understanding of the Project (see Item 1A. Risk Factors below).

Joint Venture with Gauss LLC

The Company owns a 50% interest in GQM LLC pursuant to the terms of a joint venture agreement, dated September 15, 2014, entered into between GQM Holdings and Gauss (the “JV Agreement”). The JV Agreement provides, inter alia, details of how GQM LLC will be managed and the obligations of each of the parties in connection with further funding requirements. GQM LLC is managed by a board of managers comprising an equal number of representatives of each of Gauss and GQM Holdings. The current representatives of GQM Holdings on the board of managers are Guy Le Bel, Bryan A. Coates and Thomas Clay. The current officers of GQM LLC are Robert C. Walish, Jr. as Chief Executive Officer and Andrée St-Germain as Chief Financial Officer.

The JV Agreement also provides for future funding requirements, if needed, and dilution of member interests on a straight line basis in the event any member does not equally fund a capital contribution. During 2015, Gauss and GQM Holdings each made a capital contribution to GQM LLC in the amount of $12.5 million, for a total contribution of $25 million. Following the capital contribution, each of Gauss and GQM Holdings retained a 50% ownership interest in GQM LLC. The funds contributed are expected to be sufficient for GQM LLC to commence commercial production and maintain operations until the Project is cash flow positive. However, should additional capital funds be required in the future, the JV partners may be called upon to contribute additional capital.

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Following closing of the Joint Venture Transaction, Golden Queen has been treating GQM LLC as a variable interest entity (“VIE”), with Golden Queen considered to be the primary beneficiary.  A VIE is an entity in which the investor, Golden Queen, holds a controlling interest, or in this case, is a primary beneficiary, that is not based on the majority of the voting rights. As a result, Golden Queen continues to reflect 100% of the financial results of GQM LLC in its consolidated financial statements, along with a non-controlling interest representing Gauss’ 50% interest in GQM LLC.

Financing – Loans

On June 8, 2015, the Company amended the December Loan to extend the maturity to December 8, 2016 and increased the principal amount from $12,500,000 to $37,500,000 (the “June 2015 Loan”). The Company also issued 10,000,000 common share purchase warrants exercisable for a period of five years expiring June 8, 2020. The common share purchase warrants have an exercise price of $0.95. All other terms remained the same as the December Loan. The Company also incurred a financing fee to secure the loan in the amount of $1,500,000, all of which was paid on June 8, 2015. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument, which amounted to $46,408. The legal fees were expensed as the transaction met the definition of a debt extinguishment. The terms of the registration rights remains unchanged as does the Company’s assessment of the likelihood of the registration rights being exercised. As such, as of December 31, 2015, no accrual has been made for the potential costs related to the registration rights.

On October 1, 2015 and January 1, 2016, the Company chose to exercise its right to pay quarterly interest on the June 2015 Loan in kind by adding interest owed to the principal balance.

Financial Information by Segment and Geographic Area

The Company has a single reportable operating segment, and all mining operations and assets are located in the United States. See Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and the attached financial statements for all financial information.

Competitive Conditions

The Company and GQM LLC compete with other mining companies in the recruitment and retention of qualified managerial and technical employees, for supplies and equipment, as well as for capital. As a result of this competition in the mining industry, some of which is with large established mining companies with substantial capabilities and with greater financial and technical resources than ours, we may be unable to effectively develop and operate the Project or obtain financing on terms we consider acceptable.

Environmental Regulation

Our current and planned operations are subject to state and federal environmental laws and regulations. Those laws and regulations provide strict standards for compliance, and potentially significant fines and penalties for non-compliance. These laws address emissions, waste discharge requirements, management of hazardous substances, protection of endangered species and reclamation of lands disturbed by mining. Compliance with environmental laws and regulations requires significant time and expense, and future changes to these laws and regulations may cause material changes or delays in the development of our Project or our future activities on site.

See Environmental Issues, Permits & Approvals below for a detailed description of the effects of federal, state and local environmental regulations and permitting on the Company, GQM LLC and the Project, as well as Item 1A. Risk Factors for a discussion of the related risks.

Employees

As of March 30, 2016, the Company had 130 employees. The Company works with an accounting firm, which is independent from our auditors, on a contract basis for the preparation of its consolidated financial statements, and engages various part-time consultants and contractors as needed for administrative services.

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Available Information

We make available, free of charge, our annual report on Form 10-K, our quarterly reports on Form 10-Q and any amendments to those reports, on our website at www.goldenqueen.com. Our current reports on Form 8-K are available at the SEC’s website at www.sec.gov, or we will provide electronic copies of these filings free of charge upon request. Our website and the information on it is not intended to be, and is not incorporated into this Form 10-K. Additional information and filings related to the Company can be found at www.sec.gov and www.sedar.com.

Item 1A. Risk Factors

The following is a discussion of distinctive or special characteristics of our operations and the industry in which we operate, which may have a material impact on, or constitutes risk factors in respect of, our future financial performance and in respect of an investment in the Company. These risk factors should be read in conjunction with disclosure on business and risks appearing in this Form 10-K.

Operational Risks

Mineral resource and reserve estimates are based on interpretation and assumptions, and the Project may yield lower production of gold and silver under actual operating conditions than is currently estimated. A material decrease in the quantity or grade of mineral resource or reserves from those estimates, will affect the economic viability of the Project or the Project’s return on capital

Unless otherwise indicated, mineral resource and reserve figures presented in this Annual Report on Form 10-K and in our filings with securities regulatory authorities, press releases and other public statements that may be made from time to time, are based upon estimates made by independent consulting geologists and mining engineers.   Estimates can be imprecise and depend upon geological interpretation and statistical inferences drawn from drilling and sampling, which may prove to be unreliable. We cannot assure you that the estimates are accurate or that mineralized materials from the Project can be mined or processed profitably.

Assumptions about silver and gold market prices are subject to great uncertainty as those prices have fluctuated widely in the past. Declines in the market prices of silver and gold may render reserves containing relatively lower grades of ore uneconomic to exploit, and the Company may be required to reduce reserve estimates, discontinue development or mining at one or more of its properties or write down assets as impaired. Should GQM LLC encounter mineralization or geologic formations at the Project different from those predicted, it may adjust its reserve estimates and alter its mining plans. Either of these alternatives may adversely affect the Company’s actual production and financial condition, results of operations and cash flow.

As production at the Project proceeds, mineral resources and reserves may require adjustments or downward revisions. In addition, the grade of mineralized material ultimately mined, if any, may differ from that indicated by our 2015 updated feasibility study. Gold and silver recovered in small scale tests may not be duplicated on a production scale.

The mineral resource and reserve estimates contained in this Form 10-K have been determined and valued based on assumed future prices for gold and silver, cut-off grades and operating costs that may prove to be different than actual prices, grades and costs. Extended declines in prices for gold or silver may render such estimates uneconomic and result in reduced reported mineralization or adversely affect current determinations of commercial viability. Any material reductions in estimates of mineralization, or of the ability of GQM LLC to profitably extract gold and silver, could have a material adverse effect on our share price and the value of the Project.

The estimates of production rates, costs and financial results contained in the 2015 feasibility study and any future guidance of production rates offered by the Company depend on subjective factors and may not be realized in actual production and such estimates speak only as of their respective dates.

The 2015 feasibility study provides estimates and projections of future production, costs and financial results of the Project. In addition, the Company may in the future provide guidance on projected production rates of the Project. Any such information is forward-looking and depend on numerous assumptions, including assumptions about the availability, accessibility, sufficiency and quality of ore, the costs of production, the market prices of silver and gold, the ability to sustain and increase production levels, the sufficiency of its infrastructure, the performance of its personnel and equipment, its ability to maintain and obtain mining interests and permits and its compliance with existing and future laws and regulations. Actual results and experience may differ materially from these assumptions. Any such production cost, or financial results estimates speak only as of the date on which they are made, and the Company disclaims any intent or obligation to update such estimates, whether as a result of new information, future events or otherwise.

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There are significant financial and operational risks associated with an operating mining project such as the project operated by GQM LLC

The financial results of GQM LLC is subject to risks associated with operating and maintaining mining operations on the Property, including:

•	increases in our projected costs due to differences in grade of mineralized material, metallurgical performance or revisions to mine plans in response to the physical shape and location of mineralized materials as compared to our 2015 feasibility study estimates;
•	increases in the costs of commodities such as fuel and electricity, and other materials and supplies which would increase Project development and operating costs;
•	the ability to extract sufficient gold and silver from resources and reserves to support a profitable mining operation on the Property;
•	decreases in gold and silver prices;
•	compliance with approvals and permits for the Project;
•	potential opposition from environmental groups, other non-governmental organizations or local residents which may delay or prevent development of the Project or affect our future operations;
•	difficult surface conditions, unusual or unexpected geologic formations or failure of open pit slopes;
•	mechanical or equipment problems, industrial accidents or personal injury resulting in unanticipated cost and delays;
•	environmental hazards or pollution;
•	fire, flooding, earthquakes, cave-ins or periodic interruptions due to inclement weather; and
•	labor dispute.

Any of these hazards and risks can materially and adversely affect, among other things, production quantities and rates, costs and expenditures, potential revenues and production dates. They may also result in damage to, or destruction of, production facilities, environmental damage, monetary losses and legal liability. The value of our interest in GQM LLC may decrease as a result, which would be expected to reduce the value of our common shares.

There are operational risks for which insurance coverage is not available at affordable rates or at all, and the occurrence of any material adverse event for which there is no insurance coverage may decrease financial performance of GQM LLC, or may impede or prevent ongoing operations

GQM LLC currently maintains insurance within ranges of coverage consistent with industry practice in relation to some of these risks, but there are certain risks against which GQM LLC cannot insure, or against which GQM LLC cannot maintain insurance at affordable premiums. Insurance against environmental risks (including pollution or other hazards resulting from the disposal of waste products generated from production activities) is not generally available to GQM LLC. If subjected to environmental liabilities, the costs incurred would reduce funds available for other purposes, and GQM LLC may have to suspend operations or undertake costly interim compliance measures to address environmental issues. Any such events would be expected to have a significant detrimental impact on the value of our interest in GQM LLC and our common stock.

Silver and gold mining involves significant production and operational risks

Silver and gold mining involves significant production and operational risks, including those related to uncertain mineral exploration success, unexpected geological or mining conditions, the difficulty of development of new deposits, unfavorable climate conditions, equipment or service failures, unavailability of or delays in installing and commissioning plants and equipment, import or customs delays and other general operating risks.

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Commencement of mining can reveal mineralization or geologic formations, including higher than expected content of other minerals that can be difficult to separate from silver, which can result in unexpectedly low recovery rates. Problems may also arise due to the quality or failure of locally obtained equipment or interruptions to services (such as power, water, fuel or transport or processing capacity) or technical capital expenditure to achieve expected recoveries. Many of these production and operational risks are beyond the Company’s control. Delays in commencing successful mining activities at new or expanded mines, disruptions in production and low recovery rates could have adverse effects on the Company’s financial condition, results of operations and cash flows.

Land reclamation requirements for our properties may be burdensome and expensive

Reclamation requirements are imposed on GQM LLC in order to minimize long term effects of land disturbance, and this includes a requirement to re-establish pre-disturbance land forms.

In order to carry out reclamation obligations imposed on GQM LLC in connection with development activities, GQM LLC must allocate financial resources that might otherwise be spent on further exploration and development. GQM LLC has set up and plans to set up a provision for our reclamation obligations on the Project, as appropriate, but this provision may not be adequate. If GQM LLC is required to carry out unanticipated reclamation work, our financial position could be adversely affected.

Sale of Aggregate

We have not included contributions from the sale of aggregate in the 2015 feasibility study cash flow projections. However, aggregate sales over a period of thirty years are important for the Project as it will permit GQM LLC to meet its closure and reclamation requirements. If no sale of waste rock as aggregate is ever achieved, the initial mine life is expected to be reduced.

The mining industry is intensely competitive

As a result of competition in the mining industry, some of which is with large established mining companies with substantial capabilities and with greater financial and technical resources than ours, GQM LLC may be unable to effectively develop the Project or obtain financing on terms we consider acceptable.

We compete with other mining companies in the recruitment and retention of qualified managerial and technical employees. If we are unable to successfully compete for qualified employees, GQM LLC’s production of minerals from the Project may be slowed down or suspended. We also compete with other mining companies for capital. If we are unable to raise sufficient capital, our interest in GQM LLC may be diluted.

Legal and Regulatory Risks

We are subject to significant governmental regulations, which affect our operations and costs of conducting our business

GQM LLC’s current and future operations are and will be governed by laws and regulations, including, among others, those relating to:

•	mineral property production and reclamation;
•	taxes and fees;
•	labor standards, and occupational health and safety; and
•	environmental standards for waste disposal, treatment and use of toxic substances, land use and environmental protection.

Companies engaged in production activities often experience increased costs and delays as a result of the need to comply with applicable laws, regulations, and permits. Failure to comply with these may result in enforcement actions, orders issued by regulatory or judicial authorities requiring operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment or costly remedial actions. GQM LLC may be required to compensate those suffering loss or damage by reason of our activities and may have civil or criminal fines or penalties imposed for violations of such laws, regulations and permits.

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Existing and possible future laws, regulations and permits governing operations and activities of mining companies, or more stringent implementation, could have a material adverse impact on GQM LLC’s business and cause increases in capital expenditures or require abandonment or delays in development of the Project, all of which would be expected to reduce the value of our interest in the GQM LLC.

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GQM LLC’s activities are subject to California state and federal environmental laws and regulations that may increase the costs of doing business and restrict operations

GQM LLC’s current and planned operations are subject to state and federal environmental laws and regulations. Those laws and regulations provide strict standards for compliance, and potentially significant fines and penalties for non-compliance. These laws address air emissions, waste discharge requirements, management of hazardous substances, protection of endangered species and reclamation of lands disturbed by mining. Compliance with environmental laws and regulations requires significant time and expense, and future changes to these laws and regulations may cause material changes or delays in the production of minerals from the Project or future activities.

U.S. Federal Laws: The Comprehensive Environmental, Response, Compensation, and Liability Act (CERCLA), and comparable state statutes, impose strict, joint and several liability on current and former owners and operators of sites and on persons who disposed of or arranged for the disposal of hazardous substances found at such sites. It is not uncommon for the government to file claims requiring cleanup actions, demands for reimbursement for government incurred cleanup costs, or natural resource damages, or for neighbouring landowners and other third parties to file claims for personal injury and property damage allegedly caused by hazardous substances released into the environment. The Federal Resource Conservation and Recovery Act (RCRA), and comparable state statutes, govern the disposal of solid waste and hazardous waste and authorize the imposition of substantial fines and penalties for noncompliance, as well as requirements for corrective actions. CERCLA, RCRA and comparable state statutes can impose liability for clean-up of sites and disposal of substances found on exploration, mining and processing sites long after activities on such sites have been completed.

The Clean Air Act, as amended, and comparable state statutes, restrict the emission of air pollutants from many sources, including mining and processing activities. GQM LLC’s mining operations may produce air emissions, including fugitive dust and other air pollutants from stationary equipment, storage facilities and the use of mobile sources such as trucks and heavy construction equipment, which are subject to review, monitoring and/or control requirements under the Clean Air Act and comparable state air quality laws. New facilities may be required to obtain permits before work can begin, and existing facilities may be required to incur capital costs in order to remain in compliance. In addition, permitting rules may impose limitations on GQM LLC’s production levels or result in additional capital expenditures in order to comply with the rules. The Clean Air Act and comparable state statutes provide for civil, criminal and administrative penalties for unauthorized emissions of pollutants.

The Clean Water Act (CWA), and comparable state statutes, impose restrictions and controls on the discharge of pollutants into waters of the United States, or to the surface or ground waters of the state. The CWA regulates storm water runoff from mining facilities and requires a storm water discharge permit for certain activities. Such a permit requires the regulated facility to monitor and sample storm water run-off from its operations. The CWA and comparable state statutes provide for civil, criminal and administrative penalties for unauthorized discharges of pollutants and impose liability on parties responsible for those discharges for the costs of cleaning up any environmental damage caused by the release and for natural resource damages resulting from the release. Violation of these regulations and/or contamination of groundwater by mining related activities may result in fines, penalties, and remediation costs, among other sanctions and liabilities under state laws. In addition, third party claims may be filed by landowners and other parties claiming damages for alternative water supplies, property damages, and bodily injury.

The Endangered Species Act and comparable state laws are designed to protect critically imperiled species from extinction as a consequence of development. GQM LLC filed a response to statements made in a petition filed on January 31, 2014 with the United States Fish and Wildlife Service (USFWS), which petition sought to list the Mojave Shoulderband snail as a threatened or endangered species (see Item 3. Legal Proceedings in this report for additional information). In April 2014, USFWS concluded that there was no imminent threat to the snail that would cause them to believe an emergency listing was required, but that USFWS may address the petition in the future, subject to funding. Under the Endangered Species Act if the USFWS determines that the petition contains information that the species is imperiled, it then will proceed with a 90 day screening process to determine if the petition presents substantial information to support listing the subject species as endangered, and if such information exists, the USFWS has a further 12 month period to conduct a detailed assessment of the listing request to approve or deny the listing. The existence of any species listed as endangered under those laws, including as a result of the petition, on Project lands that are to be disturbed as part of the development and operation of the Project could increase the costs associated with the Project or require changes or limitations to the planned project development.

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California Laws: At the state level, mining operations are also regulated by the California Department of Conservation, Office of Mine Reclamation. State law requires mine operators to hold a permit, which dictates operating controls and closure and post-closure requirements directed at protecting surface and ground water. In addition, state law requires operators to have an approved mine reclamation plan. Local ordinances require the operators to hold Conditional Use Permits. These permits mandate concurrent and post-mining reclamation of mines and require the posting of reclamation financial assurance sufficient to guarantee the cost of closure and reclamation. Any changes to these laws and regulations could have an adverse impact on our financial performance and results of operations by, for example, requiring changes to operating constraints, technical criteria, fees or financial assurance requirements.

Regulations and pending legislation governing issues involving climate change could result in increased operating costs

A number of governments or governmental bodies have introduced or are contemplating regulatory changes in response to various climate change interest groups and the potential impact of climate change. Legislation and increased regulation regarding climate change could impose significant costs on GQM LLC and its suppliers, including costs related to increased energy requirements, capital equipment, environmental monitoring and reporting and other costs to comply with such regulations. Given the current emotion, political significance and uncertainty around the impact of climate change and how it should be dealt with, we cannot predict how legislation and regulation will affect our financial condition and operating performance. Furthermore, even without such regulation, increased awareness and any adverse publicity in the global marketplace about potential impacts on climate change by GQM LLC or other companies in our industry could harm our reputation. The potential physical impacts of climate change on our operations are highly uncertain, and may include changes in rainfall and storm patterns and intensities, water shortages and changing temperatures. These impacts may adversely impact the cost, production and financial performance of our operations.

Title to the Property may be subject to other claims, which could affect our property rights

There are risks that title to the Property may be challenged or impugned. The Property is located in California and may be subject to prior unrecorded agreements or transfers and title may be affected by undetected defects. There may be valid challenges to the title to the Property which, if successful, could affect development of the Project and/or operations. This is particularly the case in respect of those portions of the Property in which GQM LLC holds its interest solely through a lease with landholders, as such interests are substantially based on contract and have been subject to a number of assignments.

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GQM LLC holds a number of unpatented mining claims created and maintained in accordance with the General Mining Law of 1872 (the “General Mining Law”). Unpatented lode mining claims and millsites are unique property interests, and are generally considered to be subject to greater title risk than other real property interests because the validity of unpatented mining claims is often uncertain. This uncertainty arises, in part, out of the federal laws and regulations under the General Mining Law. Also, unpatented mining claims may be subject to possible challenges by third parties or validity contests by the federal government. The validity of an unpatented mining claim or millsite, in terms of both its location and its maintenance, is dependent on strict compliance with a body of U.S. federal law. Should the federal government impose a royalty or additional tax burdens on the properties that lie within public lands, the resulting mining operations could be seriously impacted, depending upon the type and amount of the burden.

Legislation has been proposed in the past that could significantly affect the mining industry

Members of the United States Congress have repeatedly introduced bills which would supplant or alter the provisions of the United States General Mining Law. If enacted, such legislation could change the cost of holding unpatented mining claims and could significantly impact our ability to mine mineralized material on unpatented mining claims. Such bills have proposed, among other things, to either eliminate or greatly limit the right to a mineral patent and to impose a federal royalty on production from unpatented mining claims. Although we cannot predict what legislated royalties might be, the enactment of these proposed bills could adversely affect GQM LLC’s potential to mine mineralized material on unpatented mining claims. Passage of such legislation could adversely affect our financial performance.

GQM LLC may incur increased construction costs if a 1997 project labor agreement is found to be enforceable

The Company filed a complaint with the National Labor Relations Board (the “NLRB”) against the Building and Construction Trades Council of Kern, Inyo, and Mono Counties (the “Union”) on May 23, 2014. Refer to Item 3. Legal Proceedings for complete details.

Financial Risks

Our financial statements contain a qualification as to our ability to continue as a going concern due primarily to the need to repay or refinance our current indebtedness due in December of 2016, which is not assured

Until such time as GQM LLC can economically produce and sell gold and silver from the Project and distribute cash to its members, we will continue to have no cash flow from our ownership interest in GQM LLC and will continue to incur an operating deficit. As at December 31, 2015, excluding any cash held by GQM LLC and inclusive of GQM Holdings, we had cash of approximately $6.1 million and current liabilities of approximately $37.1 million, including secured debt with a related party lender which is due in December of 2016. The ability of the Company to continue as a going concern requires that we obtain new financing to replace our current debt obligations or are able to refinance with the existing lenders. Our ability to obtain new financing is dependent on a number of factors including cash flow from operations that are distributed from GQM LLC to the Company, equity market conditions, the market for precious metals, and the willingness of other parties to lend the Company money.

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The Company must meet any future cash contribution requirements if required under the terms of the JV Agreement with Gauss LLC, or face dilution of its ownership interest in the Project, which could impact our stock value and our ability to meet stock exchange listing requirements

We hold a 50% interest in the Project pursuant to the terms of the JV Agreement. If in the future there are unexpected costs that require additional capital contributions from us under the terms of the JV Agreement, we will need to raise additional funds in order to maintain our 50% interest in the Project, otherwise we will have our interest diluted to below 50% which will likely have an adverse impact on the price of our common shares. In addition, to the extent our ownership interest of GQM LLC remains our sole business and asset, if we are diluted below 50% ownership we could fail to meet the listing requirements of the TSX and be delisted from the TSX and unable to list on a suitable alternate stock exchange. In such an event the market for our securities would be limited to the US over-the-counter market and related quotation services, being currently the OTCQX in the case of the Company. The anticipated impact of such a delisting will be to reduce venues for trading in our securities, a reduction in available market information, a reduction in liquidity, a decrease in analyst coverage of our securities, and a decrease in our ability for us to obtain additional financing to fund our operations.

GQM LLC’s results of operations, cash flows and operating costs are highly dependent upon the market prices of silver and gold and other commodities, which are volatile and beyond the Company’s control.

Silver and gold are exchange-traded commodities, and the volatility in gold and silver prices is illustrated by the following table, which sets forth, for the periods indicated (calendar year), the average annual market prices in U.S. dollars per ounce of gold and silver, based on the daily London P.M. fix, as shown in the table below:

Mineral	2015	2014	2013	2012	2011
Gold	$1,160.06	$1,265.78	$1,411.23	$1,668.98	$1,571.52
Silver	$15.68	$19.08	$23.79	$31.15	$35.12

Silver and gold prices are affected by many factors including U.S. dollar strength or weakness, prevailing interest rates and returns on other asset clauses, expectations regarding inflation, speculation, global currency values, governmental decisions regarding the disposal of precious metal stockpiles, global and regional demand and production, political and economic conditions and other factors. In addition, Exchange Traded Funds (“ETFs”), which have substantially facilitated the ability of large and small investors to buy and sell precious metals, have become significant holders of gold and silver. Factors that are generally understood to contribute to a decline in the prices of silver and gold include a strengthening of the U.S. dollar, net outflows from gold and silver ETFs, bullion sales by private and government holders and global economic conditions and/or fiscal policies that negatively impact large consumer markets.

Because GQM LLC is expected to derive all of its revenues from sales of silver and gold, its results of operations and cash flows will fluctuate as the prices of these metals increase or decrease. A period of significant and sustained lower gold and silver prices would materially and adversely affect the results of operations and cash flows. Additionally, if market prices for silver and gold decline or remain at relatively low levels for a sustained period of time, GQM LLC may have to revise its operating plans, including reducing operating costs and capital expenditures, terminating or suspending mining operations at one or more of its properties and discontinuing certain exploration and development plans. GQM LLC may be unable to decrease its costs in an amount sufficient to offset reductions in revenues, and may incur losses.

Operating costs at the Project are also affected by the price of input commodities, such as fuel, electricity, labour, chemical reagents, explosives, steel and concrete. Prices for these input commodities are volatile and can fluctuate due to conditions that are difficult to predict, including global competition for resources, currency fluctuations, consumer or industrial demand and other factors. Continued volatility in the prices of commodities and other supplies the Company purchases could lead to higher costs, which would adversely affect results of operations and cash flows.

Investment Risks

Holders of common shares may suffer dilution as a result of any equity financing by us in order to reduce or repay current indebtedness

We require additional capital to repay our current indebtedness, and we may be required to seek funding, including through the issuance of equity based securities. We cannot predict the size or price of any future financing to raise capital, and any issuance of common shares or other instruments convertible into equity. Any additional issuances of common shares or securities convertible into, or exercisable or exchangeable for, common shares may ultimately result in dilution to the holders of common shares, dilution in any future earnings per share and a decrease in the market price of our common shares.

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We have been reflecting 100% of the financial results of GQM LLC in our consolidated financial statements based on certain assumptions of management, which assumptions, if incorrect, may require us to account for the Joint Venture differently

Our financial statements are prepared on the basis that GQM LLC meets the requirements for accounting treatment as a variable interest entity with the Company being considered as the primary beneficiary.  As a result, we continue to reflect 100% of the financial results of GQM LLC in our consolidated financial statements, along with a non-controlling interest held by Gauss LLC representing a 50% interest in GQM LLC.  Although no individual investor holds a controlling financial interest in GQM LLC, GQM LLC is controlled by a related party group.  Accordingly, one member of the group must be identified as the primary beneficiary.   As the member of the related party group most closely associated with GQM LLC, Golden Queen has determined it is the primary beneficiary.  Future changes in the capital or voting structure of GQM LLC could change that outcome. If this is the case, the presentation of the information in Golden Queen’s financial statements would change, which could be perceived negatively by investors, and could have an adverse effect on the market price of Golden Queen’s common shares.

There are differences in U.S. and Canadian practices for reporting mineral resources and reserves

We generally report mineral resources and reserves in accordance with Canadian practices. These practices differ from the practices used to report resource and reserve estimates in reports and other materials filed with the SEC.

It is Canadian practice to report measured, indicated and inferred mineral resources, which are generally not permitted in disclosure filed with the SEC by United States issuers. In the United States, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. United States investors are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be converted into reserves. Further, “inferred mineral resources” have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. Disclosure of “contained ounces” is permitted disclosure under Canadian regulations, however, the SEC only permits issuers to report “resources” as in place, tonnage and grade without reference to unit measures.

The Company’s future growth will depend upon its ability to develop new mines, either through exploration at existing properties or by acquisition from other mining companies.

Mines have limited lives based on proven and probable ore reserves. The Company’s ability to achieve significant additional growth in revenues and cash flows will depend upon success in further developing the Project and developing or acquiring new mining properties. Any strategies to further develop the Project or acquire new properties are inherently risky, and the Company cannot assure that it will be able to successfully develop existing or new mining properties or acquire additional properties on favorable economic terms or at all.

We believe that we may be a “passive foreign investment company” for the 2015 taxation year which would likely result in materially adverse United States federal income tax consequences for United States investors

We generally will be designated as a “passive foreign investment company” under the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (a “PFIC”) if, for a tax year, (a) 75% or more of our gross income for such year is “passive income” (generally, dividends, interest, rents, royalties, and gains from the disposition of assets producing passive income) or (b) if at least 50% or more of the value of our assets produce, or are held for the production of, passive income, based on the quarterly average of the fair market value of such assets.   United States shareholders should be aware that we believe we were classified as a PFIC during our tax year ended December 31, 2015.  If we are a PFIC for any taxable year during which a United States person holds our securities, it would likely result in materially adverse United States federal income tax consequences for such United States person. The potential consequences include, but are not limited to, re-characterization of gain from the sale of our securities as ordinary income and the imposition of an interest charge on such gain and on certain distributions received on our Common Shares.   Certain elections may be available under U.S. tax rules to mitigate some of the adverse consequences of holding shares in a PFIC.

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Two of our directors are ordinarily resident outside of the United States and accordingly it may be difficult to effect service of process on them, or to enforce any legal judgment against them

Two of our directors namely, Bryan A. Coates and Guy Le Bel are residents of Canada. Consequently, it may be difficult for U.S. investors to effect service of process within the U.S. upon these directors, or to realize in the U.S. upon judgments of U.S. courts predicated upon civil liabilities under the U.S. securities laws. A judgment of a U.S. court predicated solely upon such civil liabilities would probably be enforceable in Canada by a Canadian court if the U.S. court in which the judgment was obtained had jurisdiction, as determined by the Canadian court, in the matter. There is substantial doubt whether or not an original action could be brought successfully in Canada against any of such directors predicated solely upon such civil liabilities.

Our directors and officers may have conflicts of interest as a result of their relationships with other companies

Our directors and officers are, or may in the future be, directors, officers or shareholders of other companies that are similarly engaged in the business of acquiring, developing and exploiting natural resource properties. Consequently, there is a possibility that our directors and/or officers may be in a position of conflict in the future.

Members of the Clay family own a substantial interest in Golden Queen and are represented on our board of directors, and thus may exert significant influence on our corporate affairs and actions, including those submitted to a shareholder vote

Thomas M. Clay, a director of the Company is a member of the Clay Group. The Clay Group also controls Auvergne, which holds a 29.49% interest in Gauss, the joint venture that holds a 50% interest in GQM LLC and half the Project. For so long as the Clay Group beneficially owns at least 25% of our common shares, at least one of Golden Queen’s representatives on the board of managers of the Joint Venture will be designated by Auvergne. Accordingly, the Clay Group has considerable influence on our corporate affairs and actions, including those submitted to a shareholder vote, and GQM LLC’s development and operation of the Project. The interests of the Clay family may be different from the interests of other investors.

Members of the Clay family have also provided the Company with a loan of $37.5 million, including approximately $18.75 million provided by an investment vehicle managed by Thomas M. Clay. The loan is guaranteed by GQM Holdings and secured by a pledge of the Company’s interest in GQM Canada, GQM Canada’s interest in GQM Holdings, and GQM Holdings’ 50% interest in GQM LLC. As a result, a default on the loan could result in the Company losing its interest in the Project, which would have a material adverse effect on our share price.

Our share price may be volatile and as a result you could lose all or part of your investment

In addition to volatility associated with equity markets in general, the value of your investment could decline due to the impact of any of the following factors upon the market price of our common shares:

•	Changes in the price for gold or silver;
•	delays, problems or increased costs in the production of minerals from the Project;
•	decline in demand for our common stock;
•	downward revisions in securities analysts’ estimates;
•	our ability to refinance or repay our current and future debt;
•	investor perception or our industry or prospects; and
•	general economic trends.

Over the past few years, stock markets have experienced extreme price and volume fluctuations and the market prices of securities have been highly volatile.  These fluctuations are often unrelated to operating performance and may adversely affect the market price of our common shares.  As a result, you may be unable to resell your shares at a desired price.

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Because our common shares trade at prices below $5.00 per share, and because we will not be listed on a national U.S. exchange, there are additional regulations imposed on U.S. broker-dealers trading in our shares that may make it more difficult for you to buy and resell our shares through a U.S. broker-dealer.

Because of U.S. rules that apply to shares with a market price of less than $5.00 per share, known as the “penny stock rules”, investors will find it more difficult to sell their securities in the U.S. through a U.S. broker dealer. The penny stock rules will probably apply to trades in our shares. These rules in most cases require a broker-dealer to deliver a standardized risk disclosure document to a potential purchaser of the securities, along with additional information including current bid and offer quotations, the compensation of the broker-dealer and its salesperson in the transaction, monthly account statements showing the market value of each penny stock held in the customer’s account, and to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.

Item 1B. Unresolved Staff Comments

Not applicable.

Item 2. Properties

Land Ownership and Mining Rights

The Company acquired its initial property interests in 1985 and has since acquired additional properties in the area. GQM LLC holds directly or controls via agreement a total of 33 patented lode mining claims, 160 unpatented lode mining claims, one patented millsite, 18 unpatented millsites, and holds directly or controls via agreement approximately 1,328 acres of fee land, which together make up the Property. The Property is located west of California State Highway 14 and lies largely south of Silver Queen Road covering all of Section 6 and portions of Sections 5, 7 and 8 in Township 10 North, Range 12 West; portions of Sections 1 and 12 in Township 10 North, Range 13 West; portions of Section 18 in Township 9 North, Range 12 West, and portions of Section 32 in Township 11 North, Range 12 West, all from the San Bernardino Baseline and Meridian. Some of the ancillary facilities required for a mining operation will be located in Section 6, T10N, R12W.

A Project location map is shown in Figure 1 below:

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Figure 1

GQM LLC holds the properties either directly or under mining lease agreements with a number of individual landholders, two groups of landholders and three incorporated entities. The land required for the Project has therefore either been secured under one of the mining lease agreements or is controlled by GQM LLC through ownership of the land in fee or where GQM LLC owns or holds patented and unpatented mining claims or mill sites directly. The mining lease agreements were entered into from 1986 onwards. Refer to section Property Interests Are In Good Standing below for key information.

Fee land surrounding Section 6 is required for the construction of the ancillary facilities for a mining operation, for the construction of the heap leach pad and for construction of two pads for storing quality waste rock. The area that will be disturbed by the Project is a 912 acre block (369 hectare) within the total area of approximately 1,700 acres (689 hectares) owned, held or controlled by GQM LLC. GQM LLC also owns 7 residential properties with buildings north of Silver Queen Road.

GQM LLC continues to review purchases of additional land in the adjacent area.

Record of Survey and Royalty Map

The Company obtained Records of Survey for the Project on July 20, 2011 and March 31, 2014, which are recorded with Kern County under Document No. 211092035 Book 0027, Page 66, and Document No. 3318, Book 29, Page 30, respectively.

The basis for GQM LLC’s royalty map is now the Record of Survey and this has superseded all earlier versions of the royalty map.

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Royalties

GQM LLC is required to make advance minimum royalty payments under the mining lease agreements.  In some instances, GQM LLC will receive a credit for the advance minimum royalty payments when mining ore on particular properties after the start of commercial production.  Most of the royalties are of the net smelter return type and are based on a sliding scale, with the percentage amount of the royalty depending upon the grade of ore mined and processed from the particular property to which the royalty relates.  Weighted average royalty rates will range from a low of 1.0% to a high of 5.0% depending upon the area being mined and gold and silver prices.  The agreements also typically provide for an additional royalty if non-mineral commodities, such as aggregates, are processed and sold.

Property Interests Are In Good Standing

A number of mining lease agreements expired in 2015 and GQM LLC is in ongoing negotiations with some landholders to extend mining lease agreements. This is not expected to impact GQM LLC’s operations.

Other mining leases have expiry dates ranging from 2016 to 2045.    All mining leases contain an “evergreen” clause that becomes effective once the mine commences production.

Project Background

The Project is located approximately 5 miles (8 kilometres) south of Mojave in Kern County in southern California. See Figure 1, a Project location map above.

Geology

The Soledad Mountain mineral deposit is hosted in a volcanic sequence of porphyritic rhyolite, quartz latites and bedded pyroclastics that occur on a large dome-shaped feature, called Soledad Mountain, along the margins of a collapsed caldera. Higher-grade precious metals mineralization is associated with steeply dipping, epithermal veins, which occupy faults and fracture zones that cross cut the rock units and generally trend northwest. The veins are contained within siliceous envelopes of lower-grade mineralization that forms the bulk of the mineral resource.

The primary rock types that occur on the Property are porphyritic rhyolite, flow-banded rhyolite, quartz latite, pyroclastics and siliceous vein material. Clay occurs in variable amounts and the rocks contain upwards of 60% silica as SiO2. Porphyritic rhyolite and flow-banded rhyolite were grouped as a single rock type for the metallurgical test work.

Mineral Resource Estimates

The Company engaged Mine Development Associates (“MDA”) to redo the Project’s geological resource model from first principles and to provide updated mineral resource estimates in 2014. The modeling and mineral resource estimates were completed under the supervision of Michael M. Gustin, a Qualified Person with respect to mineral resource estimations under NI 43-101.

To complete the mineral resource estimates, the drill data was evaluated statistically, gold and silver mineral domains were interpreted independently on cross sections spaced at 50-ft (15 m) and 100-ft (30 m) intervals that span the extents of the presently defined deposit, and the mineral domains were refined on level plans spaced at 20-ft (6 m) intervals. The final modeled mineral domains were then coded into a 20 ft x 20 ft x 20 ft (6 m x 6 m x 6 m) block model and used to constrain the gold and silver grade estimations.

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The mineral resource estimates are summarized in the table below:

2015 Mineral Resource Estimates Provided by MDA (100% Basis)

			In-Situ Grade				Contained Metal
			Gold		Silver		Gold	Silver
Classification	Tonnes	Ton	g/t	oz/ton	g/t	oz/ton	oz	oz
Measured	4,298,243	4,738,000	0.960	0.028	13.37	0.39	130,000	1,865,000
Indicated	79,237,167	87,344,000	0.549	0.016	9.26	0.27	1,415,000	23,733,000
Measured & Indicated	83,535,409	92,082,000	0.575	0.017	9.53	0.28	1,545,000	25,598,000
Inferred	21,392,329	23,581,000	0.343	0.010	7.20	0.21	245,000	4,965,000

1.	Mineral resources are inclusive of mineral reserves.
2.	Mineral resources that are not mineral reserves do not have demonstrated economic viability.
3.	Mineral resources are reported at a 0.004 oz/ton (0.137 g/t) AuEq cutoff in consideration of potential open-pit mining and heap-leach processing.
4.	Gold equivalent grades were calculated as follows: AuEq(oz/ton) = Au(oz/ton) + Ag(oz/ton)/88, which reflect a long-term Au:Ag price ratio of 55 and a Au:Ag recovery ratio of 1.6.
5.	Mineral resources are reported as partially diluted.
6.	Rounding as required by reporting guidelines may result in apparent discrepancies between tons, grade and contained metal content.
7.	Tonnage and grade measurements are in imperial and metric units. Grades are reported in troy ounces per short ton and in grams per tonne.
8.	The effective date of the mineral resource estimate is December 31, 2014.

See “Cautionary note regarding U.S. investors” on Page 3 of this Report.

The gold-equivalent relationship is based on a long-term Au:Ag price ratio of 55 and Ag:Au recovery ratio of 0.625.

The mineral resource estimates were prepared in compliance with the disclosure and reporting requirements set forth in the Canadian Securities Administrators’ NI 43-101, Companion Policy 43-101CP, and Form 43-101F1, as well as with the Canadian Institute of Mining, Metallurgy and Petroleum’s “CIM Definition Standards - For Mineral Resources and Reserves, Definitions and Guidelines” (“CIM Standards”) adopted by the CIM Council on May 10, 2014.

The updated geological model and block model allows for high-confidence mine planning.

Note that mineral resources that are not mineral reserves do not have demonstrated economic viability.

Mineral Reserve Estimates

Norwest Corporation (“Norwest) completed the feasibility level open pit designs and scheduling for the 2015 updated feasibility study and provided the proven and probable reserve estimates shown in the table below:

2015 Mineral Reserve Estimates Provided By Norwest (100% Basis)

			In-Situ Grade				Contained Metal
			Gold		Silver		Gold	Silver
Classification	Tonnes	Ton	g/t	oz/ton	g/t	oz/ton	oz	oz
Proven	3,357,000	3,701,000	0.948	0.028	14.056	0.410	102,300	1,517,100
Probable	42,957,000	47,352,000	0.638	0.019	10.860	0.317	881,300	14,999,100
Total & Average	46,314,000	51,053,000	0.661	0.019	11.092	0.324	983,600	16,516,200

1.	The Qualified Person for the mineral reserve estimates is Sean Ennis, Vice President, Mining, P.Eng., APEGBC Registered Member who is employed by Norwest Corporation.
2.	A gold equivalent cut-off grade of 0.005 oz/ton was used for Quartz Latite and a cut-off grade of 0.006 oz/ton was used for all other rock types. The cut-off grade was varied to reflect differences in estimated metal recoveries for the different rock types mined.
3.	Gold equivalent grades were calculated as follows: AuEq(oz/ton) = Au(oz/ton) + Ag(oz/ton)/88, which reflects a long-term Au:Ag price ratio of 55 and a Au:Ag recovery ratio of 1.6. Gold-equivalent grades were used for open pit optimizations.
4.	Tonnage and grade measurements are in imperial and metric units. Grades are reported in troy ounces per short ton and in grams per tonne.

See “Cautionary note regarding U.S. investors” on Page 3 of this Report.

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The mineral reserves estimates are included in the measured and indicated mineral resource estimates set out in the table in the section Mineral Resource Estimates above.

Detailed information on the open pit design and other information is provided in the section Open Pit Design and the sections that follow on all aspects of the open pit operation.

2015 Drilling Program and Exploration Potential

GQM LLC completed an infill drill program in 2015. The main objective of the infill drill program was to enhance GQM LLC's understanding of the Northwest Pit and Main Pit Phase 1 mineralization.

Additional geological targets have been identified on the Property. These targets are generally peripheral (northwest, east, and southwest) to the currently defined mineral resource estimates. In the northwest, additional vein mineralization was identified in the hanging-wall of the Soledad vein system and the potential for deeper gold-silver mineralization has been postulated based on hydrothermal alteration patterns. To the east, vein mineralization was identified in the hanging-wall of the Karma/Ajax vein system. Toward the southwest, extensions along the Karma/Ajax and Starlight/Golden Queen vein systems have been identified during an extensive re-logging program by GQM LLC’s geologic team. Historic drill results indicate widths of 26 ft (8 m) with good gold and silver grades.

The exploration work to date has focused on known fault/vein structures central to the deposit. The volcanic host rocks associated with mineralization on the Property extend further to the south and west and have not been fully evaluated. The continuity of mineralization at depth remains untested.

2015 Independent Feasibility Study

The Company engaged Kappes, Cassiday & Associates (“KCA”) and Norwest to prepare an updated feasibility study and economic analysis for the Project based upon current information in December 2014.

The base case cash flow analysis is done on a constant United States dollar, after-tax, stand-alone Project basis.

Gold and silver prices used to model the base case cash flows are $1,250.00/oz and $17.00/oz, respectively, and these were the consensus estimates used by a number of analysts. Prices are fixed for the life of the mine.

The Project has an indicated after-tax internal rate of return (“IRR”) on capital employed of 28.3%. The after-tax net present value (“NPV”) is $214 million with a discount rate of 5.0% and the undiscounted, cumulative net cash flow after tax is approximately $342 million. A 5.0% discount rate is reasonable for a project at this stage and is in-line with standard industry practices. By comparison, at an 8.0% discount rate, the after-tax NPV is $160 million. The indicated contribution of gold and silver to gross revenues is 88% and 12% respectively at current gold and silver prices with an average total cash cost per ounce of gold produced, net of silver credits, of $518/oz.

The Project generates positive cash flow in the first year of production and reaches cumulative positive cash flow in the fourth year of production. Cash flows remain positive each year through the mine life.

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Project After-Tax NPV with Changing Metal Prices

Of note is that only 65% of the resource estimate has been included in the current mine design. Successful infill drill programs and expanding the Approved Project Boundary could increase the mine life.

A report on the 2015 feasibility study entitled “Soledad Mountain Project Technical Report and Updated Feasibility Study” dated February 25, 2015 in the form required by NI 43-101 is available on the Company’s website at www.goldenqueen.com.

Feasibility Study Capital and Operating Cost Estimates

The 2015 feasibility study capital cost estimates are based upon fixed-price contracts for construction of all the key facilities for the Project and detailed cost estimates prepared for ongoing construction based upon actual experience with costs incurred since the start of construction in July 2013. Pre-production capital costs of approximately $144 million are in-line with the capital costs update provided in March 2014 and include $99.3 million in pre-production capital costs, $15.0 million contingency, $10.5 million in working capital and financial assurance cost estimate and $19.2 million for the mobile mining equipment. These estimates also included all sales taxes. The sustaining capital was estimated to be a further $25.6 million over the life of the Project. The Company also expects GQM LLC to spend a further $10.9 million on additional mobile mining equipment starting in Year 2 of production. Most of the sustaining capital would be required for the construction of heap leach pads and for mining equipment replacement.

Detailed operating costs estimates were prepared with information provided by vendors of services and supplies such as diesel fuel and explosives, reagents such as cement and sodium-cyanide and operating supplies and spare parts for both the major mining equipment and support equipment and equipment in the various processing facilities. The operating cost estimates were reviewed by KCA and Norwest and confirmed as being reasonable.

The project was built in-line with the feasibility study cost estimates. Construction was completed in early 2016.

Open Pit Operation

Standard, open pit mining methods is used to mine ore and waste rock. Mining operations include drilling, blasting, loading, hauling and support equipment and GQM LLC is completing the mining. All open pit mining will occur in dry conditions above the water table.

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The 2015 Feasibility Study estimated the total quantity of ore to be mined, crushed and screened and stacked on the heap leach pads to be 51 million tons (46.4 million tonnes). Total waste rock to be mined is estimated to be 174 million tons (158 million tonnes).

The initial mine life is projected to be 12 years. Aggregate sales over a period of thirty years is important for the Project as this will assist GQM LLC in meeting its closure and closing reclamation requirements.

Closure, Reclamation and Financial Assurance

Closure and reclamation will be completed in accordance with the requirements set out in the CUPs and an approved Surface Mining and Reclamation Plan and as set out in the Board Order issued by the Regional Board.

Reclamation will proceed concurrently where feasible, but is nonetheless expected to require two years following ending of mining and all aggregate operations, and a further three years of post-closure monitoring. Monitoring will continue until the reclamation success criteria are met.

Revegetation

Sites have been revegetated successfully elsewhere in the California deserts, and it is expected that revegetation can be completed successfully for the Project as described in the revegetation plan prepared by independent consulting engineers.

Financial Assurances

GQM LLC is required to provide the following financial assurances for the Project:

•	To the Bureau of Land Management, State of California and Kern County for general reclamation on site;
•	To the State Water Resources Control Board for rinsing and closing reclamation of the leached residues on the heap and
•	“Unforeseen events financial assurance” required by the State Water Resources Control Board to provide for an unforeseen event that could contaminate surface or groundwater.

Cleanup on Site

The Company has done extensive cleanup on site since 2006 at a cost of approximately $550,000 and GQM LLC is continuing this effort. This demonstrates that the Company and GQM LLC are committed to environmental stewardship and good housekeeping in its operations.

Environmental, Safety and Health Policy

GQM LLC has an Environmental, Safety and Health Policy and a management system to implement the Policy.

The Company prepared a Cyanide Management Plan for the Project and became a signatory to the International Cyanide Management Code in 2013. The Code was developed under the auspices of the United Nations Environment Program and the International Council on Metals and the Environment. The International Cyanide Management Institute, a non-profit organization, administers the Code. Signatories to the Code commit to follow the Principles set out in Code and to follow the Standards of Practice. Companies are expected to design, construct, operate and decommission their facilities consistent with the requirements of the Code and must have their operations audited by an independent third party. Audit results are made public.

Item 3. Legal Proceedings

To the best of our knowledge, there are no legal actions pending, threatened or contemplated against the Company or GQM LLC, other than what is noted below.

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The Center for Biodiversity Petition to List the Mojave Shoulderband Snail as an Endangered Species

On January 31, 2014, the Center for Biological Diversity (“CBD”) filed an emergency petition (the "Petition") with the United States Fish and Wildlife Service ("USFWS") asking the USFWS to list the Mohave Shoulderband snail as a threatened or endangered species. Citing a report published more than 80 years ago, the Petition claims that the snail exists in only three places, and that most of the snail habitat occurs on Soledad Mountain, where the Company is developing the Project.

The Company worked with its environmental and legal advisors to prepare a detailed response to the petition, which was filed with the USFWS on March 31, 2014. The Company’s response is available on the Company’s website at www.goldenqueen.com.

On April 22, 2014, the Company learned that the USFWS had determined that there is no emergency to justify listing the Mohave Shoulderband snail as threatened or endangered under the Endangered Species Act of 1973, as amended. The USFWS reviewed the petition filed by the CBD and concluded that there was no imminent threat to the snail that would cause them to believe an emergency listing was required.

Even though an emergency listing was not warranted, the USFWS is required by the Endangered Species Act to continue processing the listing petition. On April 10, 2015, the USFWS announced the commencement of a 60-day public comment period as part of its decision to study the merits of the assertions made in the petition. As USFWS states in its notice, taking this step does not mean that a listing will be warranted at the end of the 12-month study period.

The Project has received all necessary regulatory approvals. The decision by the USFWS to proceed with a study does not affect the Project’s regulatory approvals or prevent the Project from moving forward.

Other Legal Matters

National Labor Relations Board

The Company filed a charge with the National Labor Relations Board (the “NLRB”) against the Building and Construction Trades Council of Kern, Inyo, and Mono Counties (the “Union”) on May 23, 2014. The charge was in response to the action taken by the Union related to a 1997 project labor agreement (PLA) that the Company believes is not applicable to the Project and unenforceable under federal labor law.

The NLRB issued a Complaint against the Union and the matter was heard by Administrative Law Judge (ALJ) John McCarrick in June 2015. In December 2015 ALJ McCarrick issued his Decision finding that the PLA violates Section 8(e) of the National Labor Relations Act and is therefore unenforceable. The Union is in the process of appealing that Decision to the NLRB in Washington, D.C.

Complaint on Alleged Short-swing Trading Profits

We received notice that a complaint was filed on April 22, 2015 in United States District Court, District of Massachusetts seeking recovery pursuant Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), of alleged short-swing trading profits.  The complaint was filed by Ryan T. Darby, as plaintiff, and named Landon T. Clay, a shareholder of the Company (“Clay”), and the Company as defendants. The plaintiff alleges that Mr. Clay realized short-swing profits in connection with transactions in Company securities within a period of six months. The Company and the Plaintiff have entered into an agreement to settle the claims. Under the agreement, the Company will agree to adopt certain changes to its existing Section 16 policies and procedures and pay legal fees of $185,000 to Plaintiff’s counsel. A Motion to Dismiss with prejudice the action is expected to be filed on or before March 31, 2016. Clay and the Company have, and continue to, expressly deny that either or both have committed any act or omission giving rise to any liability and/or violation of law.

In conjunction with the June 2015 Loan, as defined elsewhere herein, the Company agreed to indemnify the Clay Group and their affiliates for up to $350,000 in legal expenses (not damages) incurred in defense of complaints brought against the lenders and their affiliates by shareholders of the Company under Section 16 of the Exchange Act. The legal fees reimbursed by the Company currently amount to $64,532. Please refer to the Transaction with Related Parties section for further details on the June 2015 Loan.

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Item 4. Mine Safety Disclosures

GQM LLC is the operator of the Project, which is located in Mojave in Kern County, California. The Company and GQM LLC have no mine safety violations to report.

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PART II

Item 5.   Market for Common Equity, Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities

Market and Trading Price

The common shares of the Company are listed and traded on the Toronto Stock Exchange under the trading symbol “GQM”. The high and low sales prices of the common shares as traded on the Toronto Stock Exchange for the calendar periods indicated are set out in the table below. All prices are reported in Canadian dollars.

Year ended December 31		High	Low
2015	Fourth Quarter	$1.07	$0.67
	Third Quarter	$1.12	$0.65
	Second Quarter	$1.18	$0.75
	First Quarter	$1.68	$1.03
2014	Fourth Quarter	$1.59	$0.92
	Third Quarter	$1.72	$1.15
	Second Quarter	$1.98	$1.19
	First Quarter	$1.99	$0.80

Exchange Rates

The following table sets forth, for the periods indicated, certain exchange rates based on the noon buying rate in Canadian dollars. Such rates are the number of Canadian dollars per one (1) U.S. dollar quoted by the Bank of Canada. The high and low exchange rates for each month during the previous six months were as follows:

	High	Low
February 2016	$1.4083	$1.3481
January 2016	$1.4589	$1.3969
December 2015	$1.3990	$1.3360
November 2015	$1.3360	$1.3095
October 2015	$1.3242	$1.2904
September 2015	$1.3413	$1.3147

Exchange rate information (from U.S.$ to Canadian $), based on the closing rates, as at each of the years ended December 31, 2014 and 2015 is set out in the table below:

	Year Ended December 31
	2014	2015
Rate at end of Period	$1.1601	$1.3840
Low	$1.0639	$1.1728
High	$1.1656	$1.3990

As of March 30, 2016, there were 222 registered holders of record of the Company’s common shares and an undetermined number of beneficial holders.

The high and low sales prices of the common stock as traded on the OTCQX for the calendar periods indicated are set out in the table below. All prices are reported in U.S. dollars.

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Year ended December 31		High	Low
2015	Fourth Quarter	$0.85	$0.51
	Third Quarter	$0.88	$0.49
	Second Quarter	$0.99	$0.61
	First Quarter	$1.38	$0.85
2014	Fourth Quarter	$1.42	$0.79
	Third Quarter	$1.61	$1.03
	Second Quarter	$1.79	$1.07
	First Quarter	$1.81	$0.75

Dividends

The Company has not declared dividends on its common shares since inception.

Securities Authorized for Issuance Under Compensation Plans

The following table sets forth information as at December 31, 2015 respecting the compensation plans under which shares of the Company’s common stock are authorized to be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,070,000	$0.94	6,130,000
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	1,070,000	$0.94	6,130,000

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Performance Graph

The performance graph below shows the Company’s cumulative total return based on an initial investment of $100 in GQM common stock, as compared with the S&P/TSX Global Gold Index. The chart shows performance marks as of the last trading day during each of the last five years ended December 31.

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015
Company	100	79	29	36	25
S&P/TSX Global Gold Index (TITTGD)	100	84	42	40	36

Purchases of Equity Securities by the Company and Affiliated Purchasers

Neither the Company nor an affiliated purchaser of the Company purchased common shares of the Company in the year ended December 31, 2015.

Item 6. Selected Financial Data

The following table summarizes certain selected consolidated financial data of the Company and should be read in conjunction with Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and the consolidated financial statements and notes thereto (for the applicable period) appearing elsewhere in this report.

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Results for the five most recent years are set out in the table below.

Results for the year ended on:	December 31, 2015	December 31, 2014 (Restated)	December 31, 2013	December 31, 2012	December 31, 2011
Item	$	$	$	$	$
Revenues	-	-	-	-	-
Net income (loss) and comprehensive income (loss)	(5,461,205)*	(8,469,204)*	1,978,014	(1,270,988)	(3,230,641)
Basic income (loss) per share	(0.05)	(0.09)	0.02	(0.01)	(0.03)
Diluted income (loss) per share	(0.05)	(0.09)	(0.01)	(0.01)	(0.03)
Cash	37,587,311	91,407,644	5,030,522	4,031,403	7,922,255
Total assets	169,444,179	129,517,335	15,791,743	6,567,069	8,692,866
Total long term liabilities	27,330,560	14,236,435	8,028,857	3,998,009	4,779,714
Redeemable portion of NCI	27,123,741	22,833,645	-	-	-
Stockholders' equity (deficiency), attributable to common shareholders	26,581,933	31,732,709	6,240,932	2,413,780	3,631,916
Non-controlling interest	40,685,611	34,250,468	-	-	-

* - Net income (loss) for the period attributable to the Company.

For more information of the assets and liabilities specific to GQM LLC, the variable interest entity, see Note 8 (vii) of the audited consolidated financial statements.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation

The following discussion of the operating results and financial condition of the Company should be read in conjunction with the audited, consolidated financial statements of the Company for the year ended December 31, 2015 and the notes thereto (the “Consolidated Financial Statements”). Additionally, please note that the operating results and financial conditions described below include the amounts attributable to the non-controlling interest.

The information in this Management Discussion and Analysis of Financial Condition and Results of Operation is prepared in accordance with U.S. generally accepted accounting principles and all amounts herein are in U.S. dollars unless otherwise noted.

Results of Operation

The following are the results of operation for the year ended December 31, 2015.

The Company had no revenue from operations for the year ended December 31, 2015.

The Company incurred general and administrative expenses of $4,615,532 during the year ended December 31, 2015 (2014 - $4,984,750; 2013 - $2,532,279). General and administrative costs were slightly lower when compared with 2014.

The following significant general and administrative expenses were incurred during the year with a comparison to expenses in 2014 and 2013:

•	$1,566,224 (2014 - $1,148,626; 2013 - $202,848) for corporate salary. The increase is due to an increase in administrative staff in Mojave in 2015.

•	$851,731 (2014 - $1,278,374; 2013 - $421,616) in legal fees. The legal fees for the fiscal year ended 2014 were significantly higher than in fiscal year 2015 due to 2014 specific matters such as the fees related to the Joint Venture Transaction, work required for financing activities and the Company’s response to the Petition (refer to The Center for Biodiversity Petition to List the Mojave Shoulderband Snail as an Endangered Species above).

•	$461,879 (2014 - $122,004; 2013 - $58,507) for insurance expenses. The insurance expenses increase is related to the general increase in corporate, site activities and the acquisition of more mining equipment and vehicles as the Company moves towards production. Enhanced insurance coverage is required for its mining equipment, vehicles and infrastructure.

•	$414,327 (2014 - $570,078; 2013 - $274,935) for accounting, taxation and auditing fees during the year. The accounting fees for the fiscal year ended December 31, 2014 were higher than in fiscal year 2015 due to the fees related to the Joint Venture Transaction completed in 2014.

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•	$256,171 (2014 - $743,216; 2013 - $285,177 for corporate expenses. The corporate expenses for the fiscal year 2014 were higher than in fiscal year 2015 due to the fees related to the Joint Venture Transaction completed in 2014.

•	$208,121 (2014 - $Nil; 2013 - $Nil) for site support costs. The Company incurred outside services costs related to construction which were not incurred in prior years.

•	$159,001 (2014 - $233,672; 2013 - $475,263) for stock based compensation. The Company granted 570,000 stock options in 2015 as compared with no stock options granted in 2014. The Company granted 800,000 stock options in 2013 and a significant portion was expensed in 2014 due to vesting terms.

•	$149,925 (2014 - $29,878; 2013 - $Nil) for operating supplies. The Company purchased operating supplies, such as first aid and safety supplies, which were not incurred in prior years.

The Company experienced a net foreign exchange gain of $774,471 for the year ended December 31, 2015, as compared to a net foreign exchange gain of $497,155 for the year ending 2014. The net foreign exchange gain is made up by realized and unrealized gains and losses related to the Company’s convertible debentures, Canadian expenditures and the Canadian balances of cash and accounts payable. The net foreign exchange gain was mainly the result of the gain realized on the convertible debentures, which were denominated in Canadian dollars while the Company’s functional currency is the US dollar. The exchange rate, stated in Canadian dollars per one US dollar, moved from $1.16 as of December 31, 2014 to $1.38 on December 31, 2015.

For the year ended December 31, 2015, the Company incurred a total interest expense of $4,507,268 related to its various loans and its convertible debentures as compared to a total interest expense of $1,493,034 for the year ending 2014. The increase was mainly due to the amortization of the discounts and the interest payable related to the convertible debentures, the December 2014 Loan and the June 2015 Loan. Please refer to the Transaction with Related Parties section for a complete breakdown of the interest expenses as there was a portion of the interest capitalized to mineral property interests.

The amount of the Company’s derivative liability includes the convertible debentures issued in 2013 and the warrants issued in conjunction with the June 2015 Loan. The Company recorded a decrease in the derivative liability including foreign exchange of $3,334,224 as a result of a decrease in the Company’s share price during the year ended 2015 as compared to a decrease of $1,004,217 for fiscal 2014. The convertible debenture was repaid in July 2015 and therefore there is no related derivative liability as of December 31, 2015. These derivative liability changes are a non-cash item and were recorded in accordance with accounting pronouncement ASC 850-40-15. Refer to Note 8 of the audited consolidated annual financial statements for a detailed analysis of the changes in fair value of the derivative liability.

Interest income of $204,149 (2014 - $126,884) was higher during the year ended December 31, 2015 as compared with the same period in 2014 due to higher cash balances held in 2015. Interest rates remained low during 2015.

The Company recorded a net and comprehensive loss of $5,461,205* ($0.05 loss per basic share) during the year ended December 31, 2015 as compared to net and comprehensive loss of $8,469,204* ($0.09 loss per basic share) during the year ended December 31, 2014. As explained below the difference between 2015 and 2014 is mainly due to a significant decrease in the derivative liability in 2015 and reduced transaction and financing fees in 2015 when compared to 2014. These were partially offset by greater interest expenses in 2015.

* Net income (loss) for the period attributable to the Company.

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Summary of Quarterly Results

Results for the eight most recent quarters are set out in the table below:

Results for the quarter ended on:	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Item	$	$	$	$
Revenue	Nil	Nil	Nil	Nil
Net income (loss) for the quarter	(721,587)*	(1,924,167)*	(1,379,265)*	(1,436,186)*
Basic net income (loss) per share	(0.01)	(0.02)	(0.01)	(0.01)
Diluted net income (loss) per share	(0.01)	(0.02)	(0.01)	(0.01)

Results for the quarter ended on:	December 31, 2014		September 30, 2014	June 30, 2014	March 31, 2014
Item	$		$	$	$
Revenue	Nil		Nil	Nil	Nil
Net income (loss) for the quarter	1,543,120	*	(1,811,843)*	(705,843)	(7,494,638)
Basic net income (loss) per share	0.02		(0.02)	(0.01)	(0.08)
Diluted net income (loss) per share	0.00		(0.02)	(0.01)	(0.08)

* - Net income (loss) for the period attributable to the Company.

For the quarters illustrated in the above table, the main reasons for the significant fluctuations in net income (loss) between periods are the fluctuations in the Company’s derivative liabilities, interest expenses and the costs related to the Joint Venture Transaction. The Company’s derivative liabilities are a function of the Company’s stock price against the instruments strike price and the exchange rate between the Canadian dollar and the US dollar. As the stock price rises, the derivative liabilities increase resulting in the Company recognizing losses. When the stock price decreases, the Company recognizes gains.

For fiscal 2015, the Company experienced a loss related to its derivative liabilities in the amount of $101,749 (2014 – Loss of $5,747,376) in the first quarter whereas it recorded a gain of $2,568,849 (2014 – Gain of $1,634,681) during the second quarter. The second quarter gain was however off-set by higher interest expenses and a one-time financing fee of $1,500,000 paid in connection with the June 2015 Loan. In the third quarter of 2015, the Company experienced a loss of $598,770 (2014 – Gain of $2,861,314) related to the derivative liabilities. Adding to the losses for the three months ended September 30, 2015 was the interest expense and amortization of the discount on the June 2015 loan and the convertible debenture and the interest expense related to the Komatsu loans. In the fourth quarter of 2015, the Company experienced a gain of $1,465,895 (2014 – Gain of $2,255,598) related to the derivative liabilities. This gain was partially off-set by interest expense and amortization of the discount on the June 2015 loan and the interest expense related to the Komatsu loans.

For fiscal 2014, the Company experienced a significant loss related to its derivative liabilities in the amount of $5,747,376 (2013 – Gain of $611,949) in the first quarter whereas the second, third and fourth quarters of 2014 resulted in gains of $1,634,681 (2013 –$1,672,861), $2,861,314 (2013 –$475,862) and $2,255,598 (2013 –$2,624,988), respectively. In addition to the derivative liabilities, the Company also incurred in 2014 a commitment fee of $2,250,000 (2013 - $Nil) and a Joint Venture Transaction fee of $2,275,000 (2013 - $Nil) in the third quarter of fiscal 2014 that were meaningful contributing factors to the significant loss recognized in that quarter.  Both fees were one-time fees not previously incurred in earlier quarters or to be incurred in future quarters.

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In general, the results of operations can vary from quarter to quarter depending upon the nature, timing and cost of activities undertaken during the quarter, whether or not the Company incurs gains or losses on foreign exchange or grants stock options, and the movements in its derivative liability.

Reclamation Financial Assurance and Asset Retirement Obligation

Reclamation Financial Assurance

The Company is required to provide the Bureau of Land Management, the State Office of Mine Reclamation and Kern County with a revised reclamation cost estimate annually. The financial assurance is adjusted once the cost estimate is approved. The Company’s provision for reclamation of the property is estimated each year by an independent consulting engineer. This estimate, once approved by state and county authorities, forms the basis for a cash deposit of reclamation financial assurance. The reclamation assurance provided as at December 31, 2015 was $624,142 (December 31, 2014 - $553,329).

In addition to the above, the Company is required to obtain and maintain financial assurance for initiating and completing corrective action and remediation of a reasonably foreseeable release from the Project’s waste management units as required by the Lahontan Regional Water Quality Control Board (the “Regional Board”). The reclamation financial assurance estimate for 2015 is $278,240 (December 31, 2014 - $Nil).

Subsequent to year-end, the Company received approval to have the financial assurance amounts released and have the assurance replaced with surety bond agreements to cover the financial assurance. The Company pays a yearly premium.

Asset Retirement Obligation

The total asset retirement obligation as of December 31, 2015 is $978,453 (December 31, 2014 - $624,142).

The Company estimated its asset retirement obligations based on its understanding of the requirements to reclaim and clean-up its property based on its activities to date. During the year ended December 31, 2015, there was an increase of $354,311 to the retirement obligations as compared with the year ended December 31, 2014, where $71,892 was capitalized to property, plant, equipment and mineral interests as the asset portion of the retirement obligation. As at December 31, 2015, as the mine nears production, the Company estimates the cash outflow related to these reclamation activities will be incurred in 2028. Reclamation provisions are measured at the expected value of future cash flows discounted to their present value using a credit adjusted risk-free interest rate.

Property Rent Payments

The Company has acquired a number of mineral properties outright. It has acquired exclusive rights to explore, develop and mine other portions of the Project under various mining lease agreements with landowners.

The Company is required to make property rent payments related to its mining lease agreements with landholders, in the form of advance minimum royalties. The total property rent payments for the year ended December 31, 2015 were $134,417 (2014 - $67,513), and the Company is expected to make approximate payments of $2,500 in 2016 to various landowners under the existing lease agreements. The significant reduction is due to the expected commencement of production. At that point, production royalties will commence.

There are multiple third party landholders and the royalty amount due to each landholder over the life of the Project varies with each property.

Mine Development Commitments and Contractual Obligations

As of December 31, 2015, GQM LLC has entered into contracts for construction totaling approximately $47.6 million of which $4.4 million remains to be paid. The major commitments relate to the construction of the crushing-screening plant, the construction of the conveying and stacking system and work related to the Merrill-Crowe plant equipment. The commitments are expected to be paid out in early 2016. GQM LLC did not make material additional construction commitments subsequent to December 31, 2015.

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See Note 12 of audited consolidated annual financial statements for further details on the mining equipment loans. Please refer to Subsequent Events below for additional commitments entered into by the Company subsequent to December 31, 2015.

GQM LLC’s contractual obligations as of December 31, 2015 are shown in the table below:

GQM LLC	Payments Due by Period
Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Debt obligations (mostly mobile mining equipment financing)	$18,372,823	$4,942,716	$10,374,912	$3,055,195	-
Capital lease obligations	-	-	-	-	-
Operating lease obligations	-	-	-	-	-
Purchase obligations (see above)	$4,428,583	$4,428,583	-	-	-
Asset retirement obligations (Face value)	$2,297,332	-	-	-	$2,297,332
Other long-term liabilities	-	-	-	-	-
Total	$25,098,738	$9,371,299	$10,374,912	$3,055,195	$2,297,332

GQM LTD’s contractual obligations as of December 31, 2015 are shown in the table below:

GQM LTD	Payments Due by Period
Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Interest payable - June 2015 Clay loan	$969,645	$969,645	-	-	-
2015 June Clay Loan (Face value)	$38,681,507	$38,681,507	-	-	-
Other long-term liabilities	-	-	-	-	-
Total	$39,651,152	$39,651,152	-	-	-

Off-balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Stock Option Plan

The Company’s current stock option plan (the “Plan”) was adopted by the Company in 2013 and approved by shareholders of the Company in 2013. The Company also adopted a house keeping amendment to the plan on April 27, 2015 to clarify the procedure for fixing the earlier termination date of stock options. The Plan provides a fixed number of 7,200,000 common shares of the Company that may be issued pursuant to the grant of stock options. The exercise price of stock options granted under the Plan shall be determined by the Company’s board of directors (the “Board”), but shall not be less than the volume-weighted, average trading price of the Company’s shares on the Toronto Stock Exchange (the “TSX”) for the five trading days immediately prior to the date of the grant. The expiry date of a stock option shall be the date so fixed by the Board subject to a maximum term of five years. The Plan provides that the expiry date of the vested portion of a stock option will be the earlier of the date so fixed by the Board at the time the stock option is awarded and the early termination date (the “Early Termination Date”). The Early Termination Date will be the date the vested portion of a stock option expires following the option holder ceasing to be a director, employee or consultant, as determined by the Board at the time of grant, or in the absence thereof at any time prior to the time the option holder ceases to be a director, employee or consultant, in accordance with and subject to the provisions of the Plan. All options granted under the 2013 Plan will be subject to such vesting requirements as may be prescribed by the TSX, if applicable, or as may be imposed by the Board.

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The Company granted 50,000 stock options to a consultant of the Company on April 19, 2010. The options were exercisable at a price of $1.22 per share for a period of 5 years from the date of grant. The options expired unexercised on April 19, 2015.

On June 3, 2013, the Company granted 300,000 options to an officer of the Company. The options are exercisable at a price of $1.16 for a period of five years from the date of grant and vest over a period of 18 months with 100,000 vesting in 6, 12 and 18 months respectively. During the fourth quarter of 2014, the officer resigned and as a result, 100,000 unvested stock options were forfeited. The remaining 200,000 options expired unexercised on November 11, 2015. The Company also granted 50,000 stock options to a consultant of the Company on June 3, 2013. The options are exercisable at a price of $1.16 for a period of five years from the date of grant and vest immediately.

On September 18, 2013 the Company granted 300,000 options to Ms. Andrée St-Germain, the Company’s Chief Financial Officer. The options are exercisable at a price of $1.26 for a period of five years from the date of grant and vest over a period of 12 months with 100,000 vesting on the date of grant, 100,000 vesting in 6 and 12 months respectively. The Company also granted 150,000 stock options to the Company’s independent directors on September 4, 2013. The options are exercisable at a price of $1.59 for a period of five years from the date of grant and vest immediately.

The Company granted the aggregate amount of 430,000 options on September 8, 2015 to the Company’s directors. The options are exercisable at a price of $0.58 for a period of five years from the date of grant and vest immediately. At the same time, the Company granted 140,000 options to Ms. Andrée St-Germain at an exercise price of $0.58. The amount of 46,666 options vest immediately, 46,667 options vest 12 months from the grant date, and a further 46,667 options vest 24 months from the grant date. The Company recorded stock-based compensation of $159,001 during the year ended December 31, 2015 related to the issuance of the stock options.

A total of 1,070,000 (976,667 exercisable) (December 31, 2014 – 750,000 outstanding and exercisable) common shares were issuable pursuant to such stock options as at December 31, 2015.

Transactions with Related Parties

Consulting Fees

For the year ended December 31, 2015, the Company paid $201,312 (2014 – 163,465; 2013 - $192,431) to Mr. H. Lutz Klingmann for services as President of the Company of which $Nil (2014 - $Nil; 2013 – 47,467) is payable as at December 31, 2015. Included in the consulting fees for the year ended December 31, 2015 was $151,428 (2014 - $Nil; 2013 - $Nil) related to 150,000 bonus shares issued in accordance with Mr. Klingmann’s management agreement (Refer to Note 7 – Commitments and Contingencies of the audited consolidated financial statements). On May 1, 2015 Mr. Klingmann became an employee of the Company and his salary, since that date, is included under corporate salary expenses. Included in salaries expense is the severance payments received upon resignation.

During the year ended December 31, 2015, the Company paid a total of $107,327 (2014 - $150,199; 2013 – $35,484) to four directors, consisting of the three independent directors and Thomas M. Clay.

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Convertible Debentures

On July 26, 2013, the Company entered into agreements to issue convertible debentures for aggregate proceeds of C$10,000,000 ($9,710,603), from a significant shareholder group. The convertible debentures were unsecured and bore interest at 2% per annum, calculated on the outstanding principal balance, payable annually. The principal amounts of the notes were convertible into shares of the Company at a price of C$1.03 per share for a period of two years.

A total of C$7,500,000 of the offering was subscribed for by an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $10,049.

The conversion feature of the convertible debentures met the definition of a derivative liability instrument because the conversion feature is denominated in a currency other than the Company’s functional currency as well as the fact the exercise price is not a fixed price as described above. Therefore, the conversion feature does not meet the “fixed-for-fixed” criteria outlined in ASC 815-40-15.

As a result, the conversion feature of the notes was required to be recorded as a derivative liability recorded at fair value and marked-to-market each period with the changes in fair value each period being charged or credited to income or loss.

On July 24, 2015, the Company repaid its C$10.0 million ($7.7 million) convertible debenture and accrued interest of C$200,000 ($153,500).

The fair value of the derivative liability related to the conversion feature as at December 31, 2015 is $Nil (December 31, 2014 - $1,829,770). During 2015 and 2014 the derivative liability was calculated using an acceptable option pricing valuation model with the following assumptions:

	2015	2014
Risk-free interest rate	0.49% - 0.50%	1.00% - 1.09%
Expected life of derivative liability	0.07 - 0.32 years	0.57 - 1.32 years
Expected volatility	49.36% - 77.00%	73.03% - 98.21%
Dividend rate	0.00%	0.00%

The changes in the derivative liability related to the conversion feature are as follows:

	December 31, 2015	December 31, 2014

Balance, beginning of the period	$1,829,770	$2,833,987
Change in fair value of derivative liability including foreign exchange	(1,829,770)	(1,004,217)
Balance, end of the period	$-	$1,829,770

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The change in the convertible debentures is as follows:

	December 31, 2015	December 31, 2014
Balance, beginning of the period	$6,649,967	$4,642,620
Amortization of discount	1,852,754	2,510,611
Foreign exchange	(827,721)	(503,264)
Repayment of convertible debenture	(7,675,000)	-
Balance, end of the period	$-	$6,649,967

During the year ended December 31, 2015, in addition to the amortization of the discount on the convertible debenture, the Company incurred interest expense of $94,907 (2014 - $181,479) based on the 2% per annum stated interest rate for a total amortization of discount and interest expense of $1,947,661 for the year ended December 31, 2015 (2014- $2,692,090). Interest payable relating to the convertible debenture as at December 31, 2015 was $Nil (December 31, 2014 - $70,721).

Notes Payable

On January 1, 2014, the Company entered into an agreement to secure a $10,000,000 loan (the “January 2014 Loan”). The January 2014 Loan was provided by members of the Clay family, who are shareholders of the Company, including $7,500,000 provided by an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company. The January 2014 Loan had a twelve-month term and an annual interest rate of 5%, payable on the maturity date.

The January 2014 Loan was repaid on a date that is less than 183 days before the maturity date. As a result, the Company paid the Lenders an additional charge in the amount that is equivalent to 5% of the principal amount, plus interest on the principal amount at the rate of 5% per annum accrued to the date the January 2014 Loan was repaid. The Company repaid $7,500,000 loan plus the $375,000 accrued interest and $375,000 additional charge on December 31, 2014. The remaining balance of the loan, $2,500,000, the accrued interest of $125,000 and the additional charge of $125,000, were paid on January 5, 2015. In total, the Company incurred $500,000 in interest expense and $500,000 in additional charge related to the January 2014 Loan.

On December 31, 2014 the Company also entered into a new loan (the “December 2014 Loan”) with the same parties for an amount of $12,500,000. The December 2014 Loan was due on demand on July 1, 2015 and bore an annual interest rate of 10% payable at the end of each quarter. The loan was guaranteed by GQM Holdings, and secured by a pledge of the Company's interests in GQM Canada, GQM Canada’s interest in GQM Holdings and GQM Holdings' 50% interest in GQM LLC. The Company also incurred a financing fee to secure the loan in the amount of $1,000,000, of which, $750,000 was paid on December 31, 2014 and the remaining $250,000 was paid on January 5, 2015. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $90,916. The total legal fees paid for the transaction were $118,695. The Company also agreed to provide the lenders with the option for certain registration rights whereby the Company would bear the costs and responsibility of registering the lenders common shares for the purposes of disposition subsequent to July 1, 2015. The Company has determined it is unlikely the registration option would be exercised and therefore has not accrued any potential costs related to the registration of the common shares. The Company has presented these transaction costs as a contra liability as substantially all of these costs were paid to the lenders.

On June 8, 2015, the Company amended the December 2014 Loan to extend the maturity to December 8, 2016 and increased the principal amount from $12,500,000 to $37,500,000 (the “June 2015 Loan”). The Company also issued 10,000,000 common share purchase warrants exercisable for a period of five years expiring June 8, 2020. The common share purchase warrants have an exercise price of $0.95. All other terms remained the same as the December 2014 Loan. The Company also incurred a financing fee to secure the loan in the amount of $1,500,000, all of which was paid on June 8, 2015. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $46,408. The legal fees were expensed as the transaction met the definition of a debt extinguishment. The terms of the registration rights remains unchanged as does the Company’s assessment of the likelihood of the registration rights being exercised. As such, as of December 31, 2015, no accrual has been made for the potential costs related to the registration rights.

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	December 31, 2015	December 31, 2014
Balance, beginning of the period	$13,881,305	$-
Fair value at inception, notes payable	33,497,277	22,500,000
Repayment of loans	(2,500,000)	(7,500,000)
Accretion of financing and legal fees	967,156	-
Accretion of discount on the June 2015 Loan	1,374,228	-
Extinguishment of the December 2014 Loan	(12,500,000)	-
Loss on extinguishment of debt	151,539	-
Interest payable transferred to principal balance of the June 2015 Loan	1,181,507	-
Capitalized financing fee and legal fees	-	(1,118,695)
Balance, end of the period	36,053,012	$13,881,305

Interest payable relating to the June 2015 Loan as at December 31, 2015 was $969,645 (December 31, 2014 - $250,000 – of which $125,000 was interest expense and $125,000 related to the additional charge for the January 2014 Loan).

Share Purchase Warrants

On June 8, 2015 the Company issued 10,000,000 share purchase warrants to the Clay family in connection with the June 2015 Loan. The share purchase warrants are exercisable until June 8, 2020 at an exercise price of $0.95. Included in the June 2015 Loan agreement was an anti-dilution provision. If the Company were to complete a financing at a share price lower than the exercise price of the share purchase warrants, the exercise price of the share purchase warrants would be adjusted to match the price at which the financing was completed.

The share purchase warrants meet the definition of a derivative liability instrument as the exercise price is not a fixed price as described above. Therefore, the settlement feature does not meet the “fixed-for-fixed” criteria outlined in ASC 815-40-15.

The fair value of the derivative liability related to the share purchase warrants as at December 31, 2015 is $2,498,269 (December 31, 2014 - $Nil). The derivative liability was calculated using an acceptable option pricing valuation model with the following assumptions:

	2015	2014
Risk-free interest rate	0.73% - 1.02%	-
Expected life of derivative liability	4.44 - 5 years	-
Expected volatility	72.29% - 76.11%	-
Dividend rate	0.00%	-

The change in the derivative share purchase warrants is as follows:

	December 31, 2015	December 31, 2014
Balance, beginning of the period	$-	$-
Fair value at inception	4,002,723	-
Change in fair value	(1,504,454)	-
Balance, end of the period	$2,498,269	$-

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Advance

In July 2014, GQM Inc. entered into a $10,000,000 short-term advance agreement (the “Advance”) with Leucadia and Auvergne (collectively, the “Lenders”), with the Company as guarantor. Leucadia provided $6,500,000 of the loan and Auvergne provided $3,500,000. The Advance had an interest rate of 10.0% per annum, compounded monthly. Auvergne is an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company. On closing of the Joint Venture Transaction on September 15, 2014, GQM LLC applied part of the investment of $110,000,000 to repayment of principal and accrued interest on the $10,000,000 bridge loan advanced by the Lenders in July 2014. GQM LLC paid $209,607 in interest payment, including $73,632 paid to Auvergne on the July 2014 Advance, of which $45,264 was capitalized to mineral property interests.

Amortization of Discounts and Interest Expense

The following table summarizes the amortization of discounts and interest on loans and convertible debentures:

.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Interest expense related to the convertible debentures	$94,907	$181,479	$-
Interest expense related to the January 2014 Loan	-	1,000,000	-
Interest expense related to the December 2014 Loan	547,945	-	-
Interest expense related to the June 2015 Loan	2,151,152	-	-
Interest expense related to Komatsu Financial loans	281,958	3,352	-
Accretion of debt discount on the convertible debentures	1,852,754	2,510,611	888,026
Interest in Gauss advance	-	209,607
Accretion of the December 2014 Loan financing fees	967,155	-
Accretion of the June 2015 Loan discount	1,374,228	-
Accretion of discount and interest on loan and convertible debentures	$7,270,099	$3,905,049	$888,026

The Company’s loans were contracted to fund significant development costs. The Company capitalizes a portion of the interest expense as it related to funds borrowed to complete development activities at the Project site.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Accretion of discounts and interest on loan, advance and convertible debenture	$7,270,099	$3,905,049	$888,026
Less: Interest costs capitalized	(2,762,831)	(2,412,015)	-
Accretion of discounts and interest expensed	$4,507,268	$1,493,034	$888,026

Joint Venture Transaction

On September 15, 2014, the Company closed the Joint Venture Transaction with Gauss resulting in both parties owning a 50% interest in the Project. Pursuant to the Joint Venture Transaction, Golden Queen converted its wholly-owned subsidiary GQM Inc., the entity developing the Project, into a California limited liability company named GQM LLC. On closing of the transaction, Gauss acquired 50% of GQM LLC by investing $110 million cash in exchange for newly issued membership units of GQM LLC. GQ Holdings, a newly incorporated subsidiary of the Company, holds the other 50% of GQM LLC.

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Gauss is a funding vehicle owned by entities controlled by Leucadia National Corporation (NYSE: LUK) (“Leucadia”) and certain members of the Clay family, a shareholder group which collectively owned approximately 27% of the issued and outstanding shares of Golden Queen (the “Clay Group”) at the time of the transaction. Gauss is owned 70.51% by Gauss Holdings LLC (“Gauss Holdings”, Leucadia’s investment entity) and 29.49% by Auvergne LLC (“Auvergne”, the Clay Group’s investment entity). Pursuant to the transaction, Leucadia was paid a transaction fee of $2,000,000 and $275,000 was paid to Auvergne through GQM LLC in 2014. The Company has adopted an accounting policy of expensing these transaction costs.

Variable Interest Entity

In accordance with ASC 810-10-30, the Company has determined that GQM LLC meets the definition of a VIE and that the Company is part of a related party group that, in its entirety, would meet the definition of a primary beneficiary.   Although no individual variable interest holder individually meets the definition of a primary beneficiary in the absence of the related party group, Golden Queen has determined it is considered the member of the related party group most closely associated with GQM LLC.  As a result, the Company has consolidated 100% of the accounts of GQM LLC in these consolidated financial statements, while presenting a non-controlling interest portion representing the 50% interest of Gauss in GQM LLC on its balance sheet.  A portion of the non-controlling interest has been presented as temporary equity on the Company’s balance sheet representing the initial value of the non-controlling interest that could potentially be redeemable by Gauss in the future. The net assets of GQM LLC as of December 31, 2015 and December 31, 2014 are as follows:

	December 31, 2015	December 31, 2014
Assets, GQM LLC	$158,209,916	$118,937,371
Liabilities, GQM LLC	(22,591,211)	(4,769,144)
Net assets, GQM LLC	$135,618,705	$114,168,227

Included in the assets above, is $31,531,853 (December 31, 2014 - $83,282,403) in cash held as at December 31, 2015. The cash in GQM LLC is directed specifically to fund capital expenditures required to take the Project to production and settle GQM LLC’s obligations. The liabilities of GQM LLC do not have recourse to the general credit of the primary beneficiary except in one situation. Please refer to Note 12 of the audited consolidated annual financial statements for details on the exception.

Non-Controlling Interest

In accordance with ASC 810, the Company has presented Gauss’ ownership in GQM LLC as a non-controlling interest amount on the balance sheet within the equity section. However, the Amended and Restated Limited Liability Company Agreement (“LLC Agreement”) contains terms within Section 12.5 that provides for the exit from the investment in GQM LLC for an initial member whose interest in GQM LLC becomes less than 20%. The following is a summary of the terms of the clause:

Pursuant to Section 12.5, if a member becomes less than a 20% interest holder, its remaining unit interest will (ultimately) be terminated through one of three events at the non-diluted member’s option within 60 days of the diluted member’s interest dropping below 20% (the “triggering event”):

a.	Through conversion to a net smelter royalty (“NSR”) (in which case the conversion ratio is based on a pro rata percentage, determined on a linear basis, based on the following: 0-20% membership interest translates to 0-5% NSR) obligation of GQM LLC;

b.	Through a buy-out (at fair value) by the non-diluted member; or

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c.	Through a sale process by which the diluted member’s interest is sold

•	If such sale process does not result in a binding offer acceptable to the non-diluted member within six months after the election by the non-diluted member, the sale process terminates and the non-diluted member has 15 days to choose between (a) and (b).

If the non-diluted member does not make an election pursuant to the above within 60 days, the diluted member may choose (a) or (b) above. If no election is made by the diluted member, option (a) is deemed to have been elected.

This clause in the Joint Venture Transaction constitutes contingent redeemable equity as outlined in Accounting Series Release No. 268 (“ASR 268”) and has been classified as temporary equity.

On initial recognition the amount of the temporary equity is calculated using the guidance that specifies that the initial measurement of redeemable instruments should be the carrying value. The amount allocated to temporary equity and the permanent equity on initial recognition is shown below. Temporary equity represents the amount of redeemable equity within Gauss’ ownership interest in the net assets of GQM LLC. The remaining 60% of their interest is considered permanent equity as it is not redeemable.

September 15, 2014
Net assets, GQM LLC before Joint Venture Transaction	$16,973,184
Investment by Gauss	110,000,000
Net assets, GQM LLC after Joint Venture Transaction	126,973,184
Gauss’ ownership percentage	50%
Net assets of GQM LLC attributable to Gauss	$63,486,592

Allocation of non-controlling interest between permanent equity and temporary equity:
Permanent non-controlling interest (60% of total non-controlling interest)	$38,091,955
Temporary non-controlling interest (40% of total non-controlling interest)	$25,394,637

Subsequent to the initial transaction, the carrying value of the non-controlling interest will be adjusted for net income and loss, distributions and contributions pursuant to ASC 810-10 based on the same percentage allocation used to calculate the initial book value of temporary equity.

	December 31, 2015	December 31, 2014
Net and comprehensive loss in GQM LLC	$(3,549,522)	$(2,804,957)
Non-controlling interest percentage	50%	50%
Net and comprehensive loss attributable to non-controlling interest	(1,774,761)	(1,402,479)
Net and comprehensive loss attributable to permanent non-controlling interest	$(1,064,857)	$(841,487)
Net and comprehensive loss attributable to temporary non-controlling interest	$(709,904)	$(560,992)

	Permanent Non- Controlling Interest	Temporary Non- Controlling Interest
Carrying value of non-controlling interest, September 15, 2014	$38,091,955	$25,394,637
Distributions to non-controlling interest	(3,000,000)	(2,000,000)
Net and comprehensive loss for the period	(841,487)	(560,992)
Carrying value of non-controlling interest , December 31, 2014	$34,250,468	$22,833,645

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	Permanent Non- Controlling Interest	Temporary Non- Controlling Interest
Carrying value of non-controlling interest, December 31, 2014	$34,250,468	$22,833,645
Capital contribution	7,500,000	5,000,000
Net and comprehensive loss for the period	(1,064,857)	(709,904)
Carrying value of non-controlling interest , December 31 2015	$40,685,611	$27,123,741

Dilution of Interest in Subsidiary

As a result of the Joint Venture Transaction, the Company’s interest in GQM LLC was diluted from 100% to 50% and ordinarily, the Company would recognize a gain on dilution with the book value of the investment in GQM LLC increasing. However, since the transaction was with a related party and the Company retained control, the excess has not been recognized in net income but rather has been recorded in equity as an increase to APIC based on guidance provided in ASC 810-10-55-4D and -4E.

September 15, 2014
Investment by Gauss	$110,000,000
Less:
Initial carrying value of permanent equity	(38,091,955)
Initial carrying value of temporary equity	(25,394,637)
Deferred tax liability resulting from dilution gain	(12,922,000)
Effect of dilution of subsidiary recorded to APIC	$33,591,408

The deferred tax liability resulted from the increase in the book value over tax value of the investment in GQM LLC. Please refer to Notes 4 and 15 of the audited consolidated annual financial statements

Management Agreement

GQM LLC is managed by a board of managers comprising an equal number of representatives of each of Gauss and GQM Holdings. The initial officers of GQM LLC were H. Lutz Klingmann as Chief Executive Officer, and Andrée St-Germain as Chief Financial Officer. During fiscal 2015, Robert C. Walish Jr. was appointed to replace Mr. Klingmann as Chief Executive Officer of GQM LLC. Bryan A. Coates was appointed to the GQM LLC Board of Managers as a nominee of the Company, replacing Mr. Klingmann. As long as members of the Clay family beneficially hold in the aggregate greater than 25% of the Company, the Clay Group is entitled to appoint one of the Company’s representatives to the GQM LLC board of managers.

Capital Contribution Agreement

Pursuant to the Joint Venture Transaction, GQM Holdings’ made a single capital contribution to GQM LLC of $12.5 million on June 15, 2015. Gauss funded an amount equal to GQM Holdings’ capital contribution to GQM LLC. Both partners maintain their 50% ownership of the Project.

Standby Commitment

In 2014, Golden Queen also entered into a backstop guarantee agreement with Gauss (the “Backstop Agreement”) whereby, if the Company conducts a rights offering, Gauss has agreed to purchase, upon the terms set forth in the Backstop Agreement, any common shares which have not been acquired pursuant to the exercise of rights under the Rights Offering at a purchase price to be determined but not to exceed $1.10 per common share, up to a maximum amount of $45 million in the aggregate. In consideration for entering into the Backstop Agreement, on closing of the Joint Venture, the Company paid Leucadia and Auvergne a standby guarantee fee of $2,250,000, of which $731,250 was paid to Auvergne.

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The Transaction Agreement and Backstop Agreement contemplated that the Company would file a registration statement in connection with the rights offering by October 15, 2014. The Company has decided not to proceed with a rights offering, and as a result the standby commitment has expired.

Private Placement

The Company completed a private placement of Convertible Debentures in July 2013 (refer to Convertible Debentures above). Other than the foregoing, there were no private placements completed during the 2015, 2014, or 2013 fiscal years.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheets for cash, receivables, accounts payable and accrued liabilities, and interest payable approximate fair values because of the immediate or short-term maturity of these non-level 3 financial instruments. The fair value of the short-term and long-term loans payable approximate their carrying values as the interest rates are based on the market. The market rates have remained steady for the loans payable during the past four quarters. The fair value of the notes payable approximates their carrying value and have been estimated based on discounted cash flows using interest rates being offered for similar debt instruments. The carrying amount of the notes payable are being recorded at amortized cost using the effective interest rate method.

All financial assets and financial liabilities are recorded at fair value on initial recognition. Transaction costs are expensed when they are incurred, unless they are directly attributable to the acquisition of qualifying assets, in which case they are added to the costs of those assets until such time as the assets are substantially ready for their intended use or sale.

The three levels of the fair value hierarchy are as follows:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2	Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability;

Level 3	Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Liabilities:
Share purchase warrants	$2,498,269	$-	$2,498,269	$-
	$2,498,269	$-	$2,498,269	$-

	December 31. 2014
	Total	Level 1	Level 2	Level 3
Liabilities:
Derivative liability	$1,829,770	$-	$1,829,770	$-
	$1,829,770	$-	$1,829,770	$-

Under fair value accounting, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The fair value measurement of the financial instruments above use observable inputs in option price models such as the binomial and the Black-Scholes valuation models.

Please refer also to the note on fair value of derivative liability under Results of Operations above for more information.

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Liquidity and Capital Resources

The Company and GQM Holdings (100%-owned by the Company) held $6,055,458 in cash on December 31, 2015 as compared to $8,125,242 on December 31, 2014. The decrease in cash is due to general corporate expenditures, repayment of the convertible debentures and the $12.5 million capital contribution paid to GQM LLC, partly off-set by the proceeds from the June 2015 Loan. It is expected that the cash held by the Company will fund the Company’s corporate expenses until 2017. The convertible debenture was repaid on July 24, 2015 for a total of $7.7 million (C$10 million), including, $153,500 (C$200,000) of accrued interest.

On October 1, 2015, the Company was to make the quarterly interest payment on the June 2015 loan. In accordance with the terms of the June 2015 loan agreement, the Company chose to exercise its right to pay in kind by adding the interest owed on October 1st, 2015 to the principal balance of the June 2015 loan. The principal balance of the loan was increased by $1,181,507. The principal balance of the loan as of December 31, 2015 was $38,681,507. See Subsequent Events section for details on the January 1, 2016 interest expense.

The Company is evaluating its options, including debt and equity, to re-finance the June 2015 Loan which matures on December 8, 2016.

The Company’s 50%-owned subsidiary, GQM LLC, held $31,531,853 in cash as of December 31, 2015 as compared to $83,282,403 on December 31, 2014. The decrease in cash is the result of increased capital expenditures in 2015 as the Company progressed construction. It is expected that the current cash on hand will fund the remaining capital expenditures and working capital needs until the Project reaches positive cash flows in 2016.

As of December 31, 2015, GQM LLC has entered into contracts for construction totaling approximately $47.6 million of which $4.4 million remains to be paid. The major commitments relate to the construction of the crushing-screening plant, the construction of the conveying and stacking system and work related to the Merrill-Crowe plant equipment. The remaining commitments were paid out in early 2016. GQM LLC did not make material additional construction commitments subsequent to December 31, 2015.

Remaining capital expenditures of approximately $2 million, as of December 31, 2015, mostly relate to spare parts and commissioning related expenses.

Cash used in Operating Activities:

Cash used to fund operating activities, including general and administrative expenses such as legal fees, accounting, taxation and auditing fees, insurance expenses, corporate expenses, office expenses and corporate salary was $8,182,110 (2014 - $11,153,251) for the year ended December 31, 2015. The decrease in cash used in operating activities in 2015 is mostly due to the significant costs incurred in 2014 related to the Joint Venture Transaction. The decrease is partially off-set by an increase in interest expenses in 2015, as compared to 2014.

Cash used in Investing Activities:

The Company began capitalizing all development expenditures directly related to the Project in July 2012. Prior to July 2012, all Project-related expenditures were written off due to uncertainties around obtaining the necessary approvals for proceeding with the Project.

Cash used in investing activities totaled $69,305,674 during the year ended December 31, 2015 (2014 - $21,698,945). The increase is due to the increased level of activity on site.

The development costs incurred/capitalized, by the Company totalled $68,956,621 (2014 - $21,624,355) for the year ended December 31, 2015, which was an increase of $47,606,729 as compared to the same period in 2014. See Note 9 – Supplementary Disclosures of Cash Flow Information in the audited consolidated annual financial statements for non-cash adjustments to property, plant, equipment and mineral interests investing activities. There was a significant increase in activity on site during 2015 due to the initiation of full construction in the fourth quarter of 2014. The following is a breakdown of significant development costs incurred during the year ended December 31, 2015 as compared with the same period in 2014:

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•	$18.0 million (2014 - $6.8 million) in costs related to the construction of the crushing-screening plant.

•	$9.1 million (2014 - $0.9 million) in costs related to the construction of the Merrill-Crowe plant.

•	$7.6 million (2014 - $0.4 million) in costs related to the construction of the Phase 1, Stage 1 heap leach pad.

•	$4.2 million (2014 - $Nil) in pre-production operating costs related to mining, processing and maintenance.

•	$3.9 million (2014 - $1.6 million) related to costs to prepare the power supply for the site.

•	$3.8 million (2014 - $3.4 million) in costs related to the construction of the conveying and stacking system.

•	$3.7 million (2014 - $2.8 million) in engineering and consulting costs.

•	$3.6 million (2014 - $0.2 million) paid in cash for the purchase of Komatsu mobile mining equipment. GQM LLC paid the sales tax and 10% deposit upon delivery. The remaining of the purchase costs was financed through loans with Komatsu Financial.

•	$3.3 million (2014 - $0.8 million) in costs related to the water supply and water storage infrastructure.

•	$1.6 million (2014 - $0.4 million) in costs related to the construction of the assay laboratory.

•	$1.6 million (2014 - $0.3 million) in support equipment.

•	$1.4 million (2014 - $Nil) paid in cash in sustaining capital. The Company purchased two production drills, one of which was financed with the distributor. GQM LLC paid the sales tax and 10% deposit upon delivery.

The Company, through GQM LLC, continued construction in 2015 and commenced commissioning in late 2015. Construction was completed in early 2016 and the first gold and silver dore was poured on March 1, 2016. Construction was completed in-line with the budget.

Workshop-Warehouse: This project was completed in 2014. The workshop-warehouse was fully equipped with the necessary lubrication equipment, compressor, work-benches and a waste oil storage tank in February 2015. Construction of four offices on the floor above the warehouse was completed in March. We received approval for early occupancy of the workshop-warehouse in April. The workshop-warehouse is fully functional and is now being used.

Assay Laboratory: The construction started in the fourth quarter of 2014 and was completed during the first quarter of 2015. We received approval for early occupancy of the assay laboratory in April. The laboratory was equipped during the second quarter of 2015 and ventilation balancing, mechanical equipment installation and electrical hookups were completed in June. The laboratory was commissioned in July and is now fully operational.

Water Supply & Water Storage: The electrical installations at water well PW-1 were completed in March 2015 and water supply from the well is now fully automated. Five water storage tanks were delivered during the second quarter and the construction was completed in early 2016. The construction of the water supply infrastructure for the Project has been completed. The backup production water well (PW-4) was drilled, equipped and tested in June 2015 and the connection to the mine water supply infrastructure was completed in early 2016.

Power Supply: Construction of the site-wide power distribution system was completed during the fourth quarter of 2015. The primary sub-station was completed in November and we received full power in early December.

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Crushing-Screening Plant: The Hilfiker wall was completed in February. Construction of the footings and construction of a retaining wall in the primary crusher area was completed in April. Structural steel and equipment for the crushing-screening plant was delivered during the second and third quarters and assembly started shortly thereafter. The order for the high pressure grinding roll or HPGR was placed with ThyssenKrupp Industrial Solutions (USA), Inc. in the third quarter of 2014 and the HPGR was delivered to site in early August. Construction of a second Hilfiker wall in the HPGR was completed mid-July. The Primary section of the crushing-screening plant was commissioned in November. The Secondary and Tertiary (HPGR) sections of the crushing-screening were commissioned in December.

Stacking and Conveying System: Equipment and structural steel components of the conveying and stacking system were delivered during the second quarter and the assembly started shortly thereafter. This turn-key project was completed in November and commissioning commenced in December.

Heap Leach Pad Phase 1/Stage 1: The earthmoving phase of the Phase 1, Stage 1 heap-leach pad, the events pond and the solution conveying channel were completed during the first quarter. Mixing of the historical tailings and natural clay from a deposit along Mojave Tropico Road was completed in May and the mix has been used to construct the lower, impervious liner for the events pond, the solution conveying channel and for the heap leach pad. The synthetic upper liner was placed in the events pond and solution collection ditch in May and the upper synthetic liner was placed on the heap leach pad in May and June. A sub-contractor mobilized a portable crushing-screening plant to site and over-liner material was crushed and placed on the heap leach pad. The Phase 1, Stage 1 heap-leach pad turn-key project was completed in September. Pad loading of agglomerated ore was initiated in mid-December.

Merrill-Crowe Plant: Basic construction of the pump box was completed in March. Construction of the footings was completed in August and the erection of the building started shortly thereafter. The equipment was received during the third quarter of 2015 and the installation continued until early February 2016. The Merrill-Crowe plant was commissioned in late February 2016 and the first gold and silver dore was poured on March 1, 2016.

Mobile Mining equipment: GQM LLC purchased the Komatsu mobile equipment fleet through Komatsu’s local distributor, Road Machinery. GQM LLC purchased a total of 21 piece of equipment, including seven 100-ton haul truck, two articulated trucks, two water trucks, three loaders and two excavators.

Cash from Financing Activities:

Cash from financing activities totalled $23,667,451 during the year ended December 31, 2015 (2014 - proceeds of $119,229,318). The cash from financing activities was significantly higher during the year ended December 31, 2014 as compared to the same period in 2015 due to the Joint Venture Transaction.

Financing activities during the year ended December 31, 2015 include the June 2015 Loan incremental proceeds of $25,000,000 and Gauss LLC’s $12,500,000 capital contribution to GQM LLC. As described below, the $2,500,000 remaining balance of the January 2014 Loan and financing fees of $250,000 on the December 2014 Loan were paid during the first quarter of 2015. The Company also paid financing fees of $1,500,000 in conjunction with the June 2015 Loan and retired its convertible debentures on July 26, 2015 for $7,675,000.

The Company issued two convertible debentures for net proceeds of C$10,000,000 ($9,710,603) on July 26, 2013.

On January 1, 2014, the Company entered into the $10,000,000 January 2014 Loan. The January Loan had a twelve-month term and an annual interest rate of 5%, payable on the maturity date. The Company repaid $7,500,000 of the loan on December 31, 2014. The remaining balance of the loan, $2,500,000 was repaid on January 5, 2015. Financing fees of $250,000 on the December 2014 Loan were also paid.

On December 31, 2014 the Company entered into the December 2014 Loan for an amount of $12,500,000. The December Loan matured on July 1, 2015 and bore an annual interest rate of 10% payable at the end of each Quarter.

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On June 8, 2015, the Company amended the December 2014 Loan to extend the maturity to December 8, 2016 and increasing the principal amount from $12,500,000 to $37,500,000. The Company also issued 10,000,000 common share purchase warrants exercisable for a period of five years expiring June 8, 2020. The common share purchase warrants have an exercise price of $0.95. All other terms remained the same as the December 2014 Loan. The Company also incurred a financing fee to secure the loan in the amount of $1,500,000, all of which was paid on June 8, 2015. The Company agreed to pay the legal fees incurred by the lenders relating to this debt instrument which amounted to $46,408. The total legal fees were expensed as the transaction met the definition of a debt extinguishment.

During the year-ended December 31, 2015 the Company made principal payments of $1,907,549 (2014 - $13,408) related to the loans payable on the mining equipment and machinery.

Please see Transactions with Related Parties above for more information of the Company’s 2013, 2014 and 2015 loans.

During the 2015 fiscal year, no stock options were exercised.

During the 2014 fiscal year, options were exercised by former directors as follows:

•	In May 2014, 300,000 stock options were exercised by a former director and the Company issued 300,000 shares at $0.21 per share for proceeds of $63,000.

•	In April 2014, 170,000 stock options were exercised by two former directors and the Company issued 170,000 shares at $0.21 per share for proceeds of $35,700.

•	In February 2014, 60,000 stock options were exercised by a former director and the Company issued 60,000 shares at $0.21 per share for proceeds of $12,721.

During the 2013 fiscal year, options were exercised by former directors, insiders and consultants as follows:

Second Quarter of 2013

•	200,000 options for proceeds of $50,674 (C$52,000)
•	100,000 options for proceeds of $25,722 (C$26,000)

Third Quarter of 2013

•	20,000 options for proceeds of $5,017 (C$5,200)

Fourth Quarter of 2013

•	500,000 options for proceeds of $126,373 (C$130,000)
•	300,000 options for proceeds of $74,677 (C$78,000)
•	100,000 options for proceeds of $24,900 (C$26,000)

Working Capital:

As at December 31, 2015, the Company, on a consolidated basis, had current assets of $39,979,225 (December 31, 2014 - $91,574,405) and current liabilities of $47,722,334 (December 31, 2014 - $26,464,078) or working capital deficit of $7,743,109 (December 31, 2014 – working capital surplus of $65,110,327). The decrease in current assets from December 31, 2014 is the result of project-related expenditures, partially off-set by the proceeds from the June 2015 loan and the $12.500,000 capital contribution from Gauss LLC. The increase in current liabilities is the result of the June 2015 Loan which is now included in current liabilities and an increase in mobile equipment loans at the Joint Venture level. These were partly off-set by the repayment of the convertible debenture.

GQM LLC will use its cash on hand for remaining capital expenditures and for working capital needs until the Project reaches positive cash flows in 2016.

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Golden Queen Mining Co. Ltd will use its cash for general corporate expenditures such as accounting fees, legal fees, interest expense and corporate salary expenses. The Company is evaluating its options, including debt and equity, to re-finance the June 2015 Loan which matures on December 8, 2016.

Refer also to Outlook below.

Outstanding Share Data

At a special meeting of the holders of common shares of the Company held on December 17, 2013, the shareholders approved a special resolution to change the authorized share capital of the Company from 150,000,000 common shares to an unlimited number of common shares, all without par value, and no preferred shares.

On December 23, 2013, the Board of Directors of the Company passed a resolution to convert the exercise prices of granted stock options to U.S. dollars, being the functional currency of the Company for the purposes of financial reporting, in order to avoid recording a derivative liability in the Company’s financial statements.

The number of shares issued and outstanding and the fully diluted share position are set out in the table below:

Item	No. of Shares
Shares issued and outstanding on December 31, 2014	99,778,683
Shares issued as part of management agreement	150,000
Shares issued for mineral properties	Nil
Shares issued pursuant to the exercise of stock options	Nil
Shares issued and outstanding on December 31, 2015	99,928,683	Exercise Price	Expiry Date
Shares to be issued on exercise of directors and employees stock options	1,070,000	$0.58 to $1.59	From 11/11/15 to 09/08/20
Shares to be issued on exercise of warrants	10,000,000	$0.95	06/08/20
Shares to be issued as a finder’s fee (due upon commercial production)	100,000	Not Applicable	Not Applicable
Fully diluted on December 31, 2015	111,098,683
Fully diluted March 30, 2016	111,098,683
The company has an unlimited authorized share capital

Outlook

GQM LLC started commissioning the processing facilities in late 2015 and commenced production in March 2016. GQM LLC anticipates reaching commercial production later in 2016.

Recent developments include:

•	Construction was completed in February 2016. Capital expenditures were in-line with the budget;
•	Leaching of stacked ore has been ongoing since early February. Initial flow rates and ore porosity have been very good;
•	The Merrill-Crowe plant was commissioned in late February and the first gold and silver dore was poured on March 1, 2016;
•	Pad-loading continues to ramp-up toward full production;
•	Mining of the North-West pit and Main pit is ongoing. We expect to commence mining of the East pit by the end of 2016; and
•	There are now 130 full-time employees in Mojave with an expected increase to approximately 145 full-time employees by April as the production ramps-up.

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The ability of GQM LLC to develop a mine on the Property is subject to numerous risks, certain of which are disclosed under Item 1A. Risk Factors above. Readers should evaluate the Company’s prospects in light of these and other risk factors.

The Company is evaluating its options, including debt and equity, to re-finance the June 2015 Loan which matures on December 8, 2016.

Mineral Interests

In July 2012, the Company received notice that it had met all remaining major conditions of the conditional use permits for the Project. As a result, Management made the decision to begin capitalizing all development expenditures related to the Project while all other expenses not related to the development of the project continue to be expensed as incurred. Refer also to Note 3 Property, Plant, Equipment and Mineral Interests of the audited consolidated financial statements for a more detailed discussion.

Subsequent Events

No subsequent events have been identified up to the date of March 30, 2016, the date the financial statements were approved, other than denoted below.

On January 1st, 2016, the Company was to make the quarterly interest payment on the June 2015 loan. In accordance with the terms of the June 2015 loan agreement, the Company chose to exercise its right to pay in kind by adding the interest owed on January 1st, 2016 to the principal balance of the June 2015 loan. The principal balance of the loan was increased by $974,986. The principal balance of the loan moving forward will be $39,656,493 and interest will be calculated on this balance.

Subsequent to December 31, 2015, GQM LLC took possession of a used crane, valued at $0.4 million. The Company made total payments, tax and a 10% down payment, of $0.06 million. The remaining $0.3 million will be financed over 48 months at an interest rate of 3.90%.

In January 2016 the company entered into $2.1 million in surety bond agreements in order to release its reclamation deposits and post a portion of the financial assurance due in 2016.

Application of Critical Accounting Estimates

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgment.

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Inventory

Inventories include stock piles, in-process inventory, doré, and operating materials and supplies. The classification of inventory is determined by the stage at which the ore is in the production process. As at December 31, 2015, the Company had stock-piles, operating materials, supplies and spare parts. All inventories are stated at the lower of cost or market, with cost being determined using a weighted average cost method. Dore inventory includes product at the mine site. Dore inventory costs include direct labor, materials, depreciation, depletion and amortization as well as overhead costs relating to mining activities.

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Ore on Heap Leach Pad

The heap leach process extracts silver and gold by placing ore on an impermeable pad and applying a diluted cyanide solution that dissolves a portion of the contained silver and gold, which are then recovered in metallurgical processes. As at December 31, 2015, the Company had placed a small amount of ore on the heap leach pad but had not started placing leaching solution on the ore. The procedures and policies discussed below that pertain to more advanced stages will be applied once that specific process has been reached.

The Company uses several integrated steps to scientifically measure the metal content of ore placed on the leach pads. As the ore body is drilled in preparation for the blasting process, samples are taken of the drill residue which are assayed to determine estimated quantities of contained metal. The Company then processes the ore through crushing facilities where the output is weighed and sampled for assaying. The Company weighs the ore using a belt mounted weightometer to accurately measure the quantity of ore placed on the leach pad. The crushed ore is then transported to the leach pad for application of the leaching solution. As the leach solution is collected from the leach pads, it is continuously sampled for assaying. The quantity of leach solution is measured by flow meters throughout the leaching and precipitation process. After precipitation, the product is converted to doré, which is the final product produced by the mine. The inventory is stated at lower of cost or market, with cost being determined using a weighted average cost method.

The historical cost of the metal that is expected to be extracted within twelve months is classified as current and the historical cost of metals contained within the broken ore that is expected to be extracted beyond twelve months is classified as non-current. Ore on leach pad is valued based on actual production costs incurred to produce and place ore on the leach pad, less costs allocated to minerals recovered through the leach process.

The estimate of both the ultimate recovery expected over time and the quantity of metal that may be extracted relative to the time the leach process occurs requires the use of estimates, which are inherently inaccurate due to the nature of the leaching process. The quantities of metal contained in the ore are based upon actual weights and assay analysis. The rate at which the leach process extracts gold and silver from the crushed ore is based upon metallurgical test column estimates. The assumptions that will be used by the Company to measure metal content during each stage of the inventory conversion process includes estimated recovery rates based on laboratory testing and assaying. The Company will periodically review its estimates compared to actual experience and revise its estimates when appropriate. As operations begin, the Company will not have any actual experience as a basis to compare estimates to and therefore will begin comparing estimates to actual results once the Company’s actual experiences have a sufficiently predictive quality. Variations between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write-downs to net realizable value are accounted for on a prospective basis.

Property, Plant, Equipment and Mineral Interests

Costs related to the development of our mineral reserves are capitalized when it has been determined an ore body can be economically developed. An ore body is determined to be economically minable based on proven and probable reserves and when appropriate permits are in place. Major mine development expenditures are capitalized, including primary development costs such as costs of building access roads, heap leach pads, processing facilities, and infrastructure development. The Company also capitalizes additional development expenditures that are directly related to the development of the mine.

Drilling and related costs are classified as additional development expenditures, are charged to operations as incurred, or capitalized, based on the following criteria:

•	Whether or not the costs are incurred to further define mineralization at and adjacent to existing reserve areas or intended to assist with mine planning within a reserve area;
•	Whether or not the drilling costs relate to an ore body that has been determined to be commercially mineable, and a decision has been made to put the ore body into commercial production; and
•	Whether or not at the time that the cost is incurred, the expenditure: (a) embodies a probable future benefit that involves a capacity, singly or in combination, with other assets to contribute directly or indirectly to future net cash inflows, (b) we can obtain the benefit and control others’ access to it, and (c) the transaction or event giving rise to our right to or control of the benefit has already occurred.

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If all of these criteria are met, drilling and related costs are capitalized. Drilling costs not meeting all of these criteria are expensed as incurred. The following factors are considered in determining whether or not the criteria listed above have been met, and capitalization of drilling costs is appropriate:

•	Completion of a favourable economic study and mine plan for the ore body targeted;
•	Authorization of development of the ore body by management and/or the Board of Directors; and
•	All permitting and/or contractual requirements necessary for us to have the right to or control of the future benefit from the targeted ore body have been met.

Property, plant, equipment and mineral interests are stated at the lower of cost or net realizable value less accumulated depreciation. Depreciation is provided by the straight-line method over the estimated service lives of the respective assets, which range from 0 to 30 years, and using the units-of-production method as follows:

Land	Not depreciated
Mineral property interests and claims	Units-of-production
Mine development	Units-of-production
Mine equipment	5 – 10 years
Buildings	12 – 30 years
Leasehold improvements	30 years
Vehicles	5 – 10 years
Computer equipment and software	3 years
Asset retirements costs	Units-of-production
Capitalized interest	Units-of-production

The Company has instituted a policy that all property, plant, and equipment, not related to the actual mine development, acquired for an amount over $3,000 will be capitalized and all property, plant and equipment purchased for under this threshold will be expensed as incurred. All property, plant, and equipment related to the mine development was capitalized.

Once production has commenced, the capitalization of certain mine construction costs ceases and expenditures are either variable production costs as a component of inventory or expensed as incurred. Exceptions include costs incurred for additions or improvements to property, plant, equipment and mineral interests. If mineral interests are subsequently abandoned or impaired, any capitalized costs will be charged to the Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) for that period.

A mine construction project is considered to have entered the production stage when the mine construction assets are available for use. At this point the Company will begin depletion of its assets as outlined in the above breakdown. In determining whether mine construction assets are considered available for use, the criteria considered include, but are not limited to, the following:

• Completion of a reasonable period of testing mine plant and equipment;

• Ability to produce minerals in saleable form (within specifications); and

• Ability to sustain ongoing production of minerals.

As at December 31, 2015, the Project was not considered to be in commercial production

Capitalized Interest

For significant exploration and development projects, interest is capitalized as part of the historical cost of developing and constructing assets in accordance with ASC 835-20 ("capitalization of interest"). Interest is capitalized until the asset is ready for service. Capitalized interest is determined by multiplying the Company’s weighted-average borrowing cost on general debt by the average amount of qualifying costs incurred. Once an asset subject to interest capitalization is completed and placed in service, the associated capitalized interest is expensed through depletion or impairment. See Note 8(vi) of the audited consolidated annual financial statements.

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Asset Retirement Obligations

Asset retirement obligations (‘‘AROs’’) arise from the acquisition, development and construction of mining properties and plant and equipment due to government controls and regulations that protect the environment on the closure and reclamation of mining properties. The major parts of the carrying amount of AROs relate to tailings and heap leach pad closure and rehabilitation, demolition of buildings and mine facilities, ongoing water treatment and ongoing care and maintenance of closed mines. The Company recognizes an ARO at the time the environmental disturbance occurs. When the ARO provision is recognized, the corresponding cost is capitalized to property, plant, equipment and mineral interests and depreciated over the life of the related assets.

The timing of the actual environmental remediation expenditures is dependent on a number of factors such as the life and nature of the asset, the operating license conditions and the environment in which the mine operates. Reclamation provisions are measured at the expected value of future cash flows discounted to their present value using a credit adjusted risk-free interest rate. AROs are adjusted each period to reflect the passage of time (accretion). Accretion expense is recorded in cost of sales each period. Upon settlement of an ARO, the Company records a gain or loss if the actual cost differs from the carrying amount of the ARO. Settlement gains/losses are recorded in the consolidated statements of income (loss).

Expected ARO is updated to reflect changes in facts and circumstances. The principal factors that can cause the ARO to change are the construction of new processing facilities, changes in the quantities of material in proven and probable mineral reserves and a corresponding change in the life-of-mine plan, changing ore characteristics that impact required environmental protection measures and related costs, changes in water quality that impact the extent of water treatment required and changes in laws and regulations governing the protection of the environment.

Each reporting period, provisions for AROs are re-measured to reflect any changes to significant assumptions, including the amount and timing of expected cash flows and credit adjusted risk-free interest rates. Changes to the reclamation provision resulting from changes in estimate are added to or deducted from the cost of the related asset, except where the reduction of the reclamation provision exceeds the carrying value of the related assets in which case the asset is reduced to nil and the remaining adjustment is recognized in the consolidated statements of income (loss).

Non-controlling Interest

Non-controlling interest consists of equity in GQM LLC not attributable, directly or indirectly, to Golden Queen.  GQM LLC meets the definition of a Variable Interest Entity (“VIE”). Golden Queen has determined it is the member of the related party group that is most closely associated with GQM LLC and, as a result, is the primary beneficiary who consolidates GQM LLC. The non-controlling interest has been classified into two categories; permanent equity and temporary equity.

Non-controlling interests in temporary equity represent the estimated portion of non-controlling interest that could potentially be convertible through either a conversion of the non-controlling interest into a net smelter royalty obligation of GQM LLC or a buy-out of the non-controlling interest at fair value by the Company.  The convertible portion of non-controlling interest recorded in temporary equity is initially recorded at the carrying value and then adjusted for net income or loss and distributions attributable to the temporary equity.

The non-controlling interest in permanent equity represents the portion of the non-controlling interest that is not convertible. Please refer to Note 8(vii) of the audited consolidated annual financial statements for complete details of how the transaction has been accounted for.

Derivative Liabilities

Derivative liabilities consist of the derivative liabilities related to the convertible debentures and derivative liabilities related to the share purchase warrants related to the June 2015 Loan.

If the Company’s convertible debentures had not been converted by the holder prior to the maturity date, then either the Company or the holder may convert them at the lower of C$1.03 or the market price as at the maturity date. The convertible debentures were required to be accounted for as separate derivative liabilities due to this possible variability in conversion price.

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The share purchase warrants issued by the Company are exercisable at $0.95 per share purchase warrant for a period of five years. They are required to be accounted for as a separate derivative liability due to an anti-dilution clause that could potentially result in the exercise price being reduced.

These liabilities were required to be measured at fair value. These instruments were adjusted to reflect fair value at each period end. Any increase or decrease in the fair value was recorded in results of operations as change in fair value of derivative liabilities. In determining the appropriate fair value, we used the Binomial pricing model.

New Accounting Policies

(i)	Effective August 2014, FASB issued Accounting Standards update (“ASU”) 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40 –Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The update essentially requires management of all entities, for annual and interim periods, to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued.

If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, but the substantial doubt is alleviated as a result of consideration of management’s plans, the entity should disclose information that enables users of the financial statements to understand all of the following:

1.	Principal conditions or events that raised substantial doubt about the entity’s ability to continue as a going concern (before consideration of management’s plans).
2.	Management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations.
3.	Management’s plans that alleviated substantial doubt about the entity’s ability to continue as a going concern.

If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, and substantial doubt is not alleviated after consideration of management’s plans, an entity should include a statement in the footnotes indicating that there is substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). Additionally, the entity should disclose information that enables users of the financial statements to understand all of the following:

1.	Principal conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.
2.	Management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations.
3.	Management’s plans that are intended to mitigate the conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.

This update will come into effect for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The Company is assessing the impact of this standard.

(ii)	In February, 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) – Amendments to the Consolidation Analysis which focuses on the consolidation evaluation for reporting organizations (public and private companies and not-for-profit organizations) that are required to evaluate whether they should consolidate certain legal entities. In addition to reducing the number of consolidation models from four to two, the new standard simplifies the standards and improves current GAAP by:

•	Placing more emphasis on risk of loss when determining a controlling financial interest. A reporting organization may no longer have to consolidate a legal entity in certain circumstances based solely on its fee arrangement, when certain criteria are met.

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•	Reducing the frequency of the application of related-party guidance when determining a controlling financial interest in a variable interest entity (VIE).

•	Changing consolidation conclusions for public and private companies in several industries that typically make use of limited partnerships or VIEs.

The ASU will be effective for periods beginning after December 15, 2015, for public companies. Early adoption is permitted, including adoption in an interim period. The Company will adopt the ASU effective January 1, 2016.

(iii)	In April, 2015, FASB issued ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30) which focuses on simplifying the presentation of debt issuance costs, the amendments in this update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this update.

The ASU will be effective for periods beginning after December 15, 2015, for public companies. Early adoption is permitted, including adoption in an interim period. The Company has adopted the ASU for the December 31, 2015 year end.

(iv)	In July 2015, FASB issued ASU 2015-11, Inventory – Simplifying the Measurement of Inventory (Topic 330) which focuses on simplifying the guidance on subsequent measurement of inventory. Currently, the guidance requires an entity to measure inventory at the lower of cost or market. Market could be replacement cost, net realizable value, or net realizable value less an approximately normal profit margin. The ASU now updated the measurement to lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation.

The ASU will be effective for periods beginning after December 15, 2016, for public companies. Early adoption is permitted, including adoption in an interim period. The Company assessed the impact of this new standard and adopted the new standard effective October 1, 2015. As the Company had a small inventory balance, the impact of the adoption of the new standard was immaterial.

(v)	In November 2015, FASB issued ASU 2015-17, Income taxes – Balance sheet classification of deferred taxes (Topic 740), which simplifies the requirement to classify deferred tax assets and liabilities as non-current and current on the statement of financial position to only having to classify the deferred tax assets and liabilities as non-current.

This update will come into effect for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early adoption is permitted as of the beginning of an interim or annual reporting period. The Company has assessed the impact of the new standard and has adopted it for the year ending December 31, 2015.

(vi)	In January 2016, FASB issued ASU 2016-01, Financial Instruments – Recognition and measurement of financial assets and financial liabilities (Subtopic 825-10) which updates several aspects of recognition, measurement, presentation and disclosure of financial instruments. The amendments are as follows:

1.	Require equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. However, an entity may choose to measure equity investments that do not have readily determinable fair values at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer.

2.	Simplify the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment. When a qualitative assessment indicates that impairment exists, an entity is required to measure the investment at fair value

3.	Eliminate the requirement to disclose the fair value of financial instruments measured at amortized cost for entities that are not public business entities.

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4.	Eliminate the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet.

5.	Require public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes.

6.	Require an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments.

7.	Require separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (that is, securities or loans and receivables) on the balance sheet or the accompanying notes to the financial statements.

8.	Clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets.

The ASU will be effective for periods beginning after December 15, 2017, for public companies. The Company is assessing the impact of this standard.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

Credit Risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets the Company has established policies to ensure liquidity of funds and ensure counterparties demonstrate minimum acceptable credit worthiness.

The Company maintains its US Dollar and Canadian Dollar cash in bank accounts with major financial institutions with high credit standings. Cash deposits held in the United States are insured by the FDIC for up to $250,000 and Canadian Dollar cash deposits held in Canada are insured by the Canada Deposit Insurance Corporation (“CDIC”) for up to C$100,000.

Certain United States and Canadian bank accounts held by the Company exceed these federally insured limits or are uninsured as they relate to US Dollar deposits held in Canadian financial institutions. As of December 31, 2015 and 2014, the Company’s cash balances held in United States and Canadian financial institutions include $37,587,311 and $91,407,644 respectively, which are not fully insured by the FDIC or CDIC. The Company has not experienced any losses on such accounts and management believes that using major financial institutions with high credit ratings mitigates the credit risk in cash.

Interest Rate Risk

The Company holds 63% of its cash in bank deposit accounts with a single major financial institution. The interest rates received on these balances may fluctuate with changes in economic conditions. Based on the average cash balances during the year ended December 31, 2015, a 1% decrease in interest rates would have reduced the interest income for 2015 to a trivial amount.

Foreign Currency Exchange Risk

Certain purchases of labour are denominated in Canadian dollars. As a result, currency exchange fluctuations may impact the costs of our operations. Specifically, the appreciation of the Canadian dollar against the U.S. dollar may result in an increase in the Canadian operating expenses in U.S. dollar terms. As of December 31, 2015, the Company maintained the majority of its cash balance in U.S. dollars. The Company currently does not engage in any currency hedging activities.

Commodity Price Risk

The Company’s primary business activity is the development of the open pit, gold and silver, heap leach project on the Property. Decreases in the price of either of these metals from current levels has the potential to negatively impact thefuture viability of the Project. .

Refer also to Item 1A. Risk Factors above.

57

Item 8. Financial Statements and Supplementary Data.

The Consolidated Financial Statements of the Company and the notes thereto are attached to this report following the signature page and Certifications.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

Subsequent to year-end, the Company went through a bidding process for its auditor. The audit committee recommended a change to PricewaterhouseCoopers Inc. located in Vancouver, BC. The Board is reviewing this recommendation.

Item 9A. Controls and Procedures.

Disclosure controls and procedures.

An evaluation was performed under the supervision and with the participation of our management, including the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), of the effectiveness of the design and operation of our disclosure controls and procedures. Based on that evaluation, our CEO and CFO concluded that our disclosure controls and procedures were effective as of December 31, 2015, in assuring them in a timely manner that material information required to be disclosed in this report has been properly recorded, processed, summarized and reported.

An evaluation was performed under the supervision and with the participation of management, including the CEO and CFO, of the effectiveness of the design and operation of our disclosure controls and procedures as required by Exchange Act Rules 13a-15(e) and 15(d)-15(e) as of the end of the reporting period covered by this report. Based on that evaluation, our CEO and CFO concluded that our disclosure controls and procedures, including controls and procedures designed to ensure that information required to be disclosed by us is accumulated and communicated to our management (including our CEO and CFO), were effective as of December 31, 2015, in assuring them in a timely manner that material information required to be disclosed in this report has been properly recorded, processed, summarized and reported.

Management’s report on internal control over financial reporting.

Management is responsible for establishing and maintaining adequate internal control over our financial reporting, which is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States of America.

Because of its inherent limitations, any system of internal control over financial reporting, no matter how well designed, may not prevent or detect misstatements due to the possibility that a control can be circumvented or overridden or that misstatements due to error or fraud may occur that are not detected. Also, because of changes in conditions, internal control effectiveness may vary over time.

Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2015, using criteria established in Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and concluded that we have effective internal control over financial reporting as of December 31, 2015, based on these criteria.

This annual report does not include an attestation report of the Company’s independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s independent registered public accounting firm pursuant to the rules of the SEC that permit the Company to provide only management’s report in this annual report.

58

Changes in Internal Control.

There were changes made in our internal control over financial reporting (as defined in Rule 13a-15(e) and Rule 15d-15(e) under the Exchange Act) during the fiscal year ended December 31, 2015. The Company hired a US tax expert to prepare the Company’s deferred tax calculations and review the Company’s tax returns. The Company hired the expert in response to a material weakness identified as at December 31, 2014 in the area of deferred taxes.

Item 9B. Other Information

None.

PART III

Information with respect to Items 10 through 14 is set forth in the definitive Proxy Statement to be filed with the Securities and Exchange Commission on or before April 30, 2016 and is incorporated herein by reference. If the definitive Proxy Statement cannot be filed on or before April 30, 2016, the issuer will instead file an amendment to this Form 10-K disclosing the information with respect to Items 10 through 14.

PART IV

Item 15. Exhibits

Exhibit No.	Description of Exhibit	Manner of Filing
3.1	Notice of Articles	Filed herewith

3.2	Articles	Incorporated by reference to Exhibit 3.2 to the Form 8-K of the Company, filed with the SEC on September 2, 2010

10.1	Amendment to Pledge Agreement between the Company, Golden Queen Mining Holdings Inc., Golden Queen Mining Canada Ltd., The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009 and Jonathan C. Clay dated February 27, 2015	Incorporated by reference to Exhibit 10.1 to the Form 10-Q of the Company, filed with the SEC on May 11, 2015

10.2	Amended and Restated Term Loan Agreement dated June 8, 2015 among the Company, The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009, EHT, LLC, Harris Clay, and The Clay Family 2009 Irrevocable Trust Dated April 14, 2009	Incorporated by reference to Exhibit 10.1 to the Form 8-K of the Company, filed with the SEC on June 9, 2015

10.3	Amended and Restated Guaranty dated June 8, 2015 among Golden Queen Mining Holdings Inc., Golden Queen Mining Canada Ltd., The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009, EHT, LLC, Harris Clay and The Clay Family 2009 Irrevocable Trust Dated April 14, 2009	Incorporated by reference to Exhibit 10.2 to the Form 8-K of the Company, filed with the SEC on June 9, 2015

10.4	Amended and Restated Pledge Agreement dated June 8, 2015 among the Company, Golden Queen Mining Holdings Inc., Golden Queen Mining Canada Ltd., The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009, EHT, LLC, Harris Clay and The Clay Family 2009 Irrevocable Trust Dated April 14, 2009	Incorporated by reference to Exhibit 10.3 to the Form 8-K of the Company, filed with the SEC on June 9, 2015

10.5	Amended and Restated Registration Rights Agreement dated June 8, 2015 among the Company, The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009, EHT, LLC, Harris Clay and The Clay Family 2009 Irrevocable Trust Dated April 14, 2009	Incorporated by reference to Exhibit 10.4 to the Form 8-K of the Company, filed with the SEC on June 9, 2015

59

10.6	Amended and Restated Option Agreement dated June 8, 2015 among Gauss LLC, Gauss Holdings LLC, Auvergne, LLC, The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009, EHT, LLC, Harris Clay, The Clay Family 2009 Irrevocable Trust Dated April 14, 2009, Golden Queen Mining Canada Ltd. and Golden Queen Mining Holdings Inc.	Incorporated by reference to Exhibit 10.5 to the Form 8-K of the Company, filed with the SEC on June 9, 2015

10.7	Indemnity Agreement between the Company and the Clay Family Holders dated June 8, 2015	Incorporated by reference to Exhibit 10.6 to the Form 8-K of the Company, filed with the SEC on June 9, 2015

10.8	Form of Share Purchase Warrants of the Company dated June 8, 2015	Incorporated by reference to Exhibit 10.7 to the Form 8-K of the Company, filed with the SEC on June 9, 2015

10.9	Mining Lease dated April 22, 1986 between the Company, Southwestern Refining Corporation, and Claude and Mary J.Birtle, and amendment dated March 23, 2007.	Incorporated by reference to Exhibit 10.2 to the Form 10-K/A of the Company, filed with the SEC on January 14, 2011

10.10	Convertible Debenture dated July 26, 2013 issued by the Company to Jonathan C. Clay.	Incorporated by reference to Exhibit 10.3 to the Form 10-K of the Company, filed with the SEC on March 16, 2015

10.11	Convertible Debenture dated July 25, 2014 issued by the Company to Landon T. Clay 2013-14 Annuity Trust.	Incorporated by reference to Exhibit 10.3 to the Form 10-K of the Company, filed with the SEC on March 16, 2015

10.12	Convertible Debenture dated July 25, 2014 issued by the Company to Landon T. Clay.	Incorporated by reference to Exhibit 10.3 to the Form 10-K of the Company, filed with the SEC on March 16, 2015

10.13	2013 Stock option plan of the Company.	Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on September 24, 2013

10.14	Employment Agreement dated September 18, 2013 between the Company and Andree St-Germain.	Incorporated by reference to Exhibit 10.1 of the Company’s Form 10-Q filed with the SEC on May 12, 2014

10.15	Transaction Agreement among the Company, Golden Queen Mining Company, Inc., Gauss LLC, Gauss Holdings LLC, and Auvergne, LLC dated June 8, 2014.	Incorporated by reference to Exhibit 10.1 to the Form 8-K of the Company, filed with the SEC on June 12, 2014

10.16	Standby Purchase Agreement among the Company, Gauss Holdings LLC and Auvergne, LLC dated June 8, 2014.	Incorporated by reference to Exhibit 10.2 to the Form 8-K of the Company, filed with the SEC on June 12, 2014

10.17	Registration Rights Agreement between the Company and Gauss Holdings LLC dated June 8, 2014.	Incorporated by reference to Exhibit 10.3 to the Form 8-K of the Company, filed with the SEC on June 12, 2014

60

10.18	Registration Rights Agreement between the Company and Auvergne, LLC dated June 8, 2014.	Incorporated by reference to Exhibit 10.4 to the Form 8-K of the Company, filed with the SEC on June 12, 2014

10.19	Amended and Restated Limited Liability Company Agreement between the Company, Golden Queen Mining Company, LLC, Gauss LLC, and Golden Queen Mining Holdings, Inc. dated September 15, 2014.	Incorporated by reference to Exhibit 10.5 to the Form 8-K of the Company, filed with the SEC on September 16, 2014

10.20	Term Loan Agreement between the Company, The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009 and Harris Clay dated December 31, 2014.	Incorporated by reference to Exhibit 10.1 to the Form 8-K of the Company filed with the SEC on December 31, 2014

10.21	Guaranty between Golden Queen Mining Holdings, Inc., The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009 and Harris Clay dated December 31, 2014.	Incorporated by reference to Exhibit 10.2 to the Form 8-K of the Company filed with the SEC on December 31, 2014

10.22	Pledge Agreement between the Company and Golden Queen Mining Holdings, Inc. in favor of The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009 and Harris Clay dated December 31, 2014.	Incorporated by reference to Exhibit 10.3 to the Form 8-K of the Company filed with the SEC on December 31, 2014

10.23	Registration Rights Agreement between the Company, The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009 and Harris Clay dated December 31, 2014.	Incorporated by reference to Exhibit 10.4 to the Form 8-K of the Company filed with the SEC on December 31, 2014

10.24	Option Agreement between Golden Queen Mining Holdings Inc., Gauss LLC, Gauss Holdings LLC, Auvergne, LLC, The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009 and Harris Clay dated December 31, 2014.	Incorporated by reference to Exhibit 10.5 to the Form 8-K of the Company filed with the SEC on December 31, 2014

21.1	Subsidiaries of the Company.	Filed herewith

23.1	Consent of BDO Canada LLP	Filed herewith

23.2	Consent of Kappes, Cassiday & Associates	Filed herewith

23.3	Consent of Norwest Corporation	Filed herewith

23.4	Consent of Mine Development Associates	Filed herewith

23.5	Consent of Peter A. Ronning	Filed herewith

23.6	Consent of Carl E. Defilippi	Filed herewith

23.7	Consent of Sean Ennis	Filed herewith

23.8	Consent of Michael M. Gustin	Filed herewith

31.1	Rule 13a-14(a)/15(d)-14(a) Certification (CEO)	Filed herewith

31.2	Rule 13a-14(a)/15(d)-14(a) Certification (CFO)	Filed herewith

32.1	Section 1350 Certification (CEO)	Filed herewith

32.2	Section 1350 Certification (CFO)	Filed herewith

95	Mine Safety Disclosure	Filed herewith

101	Financial Statements from the Annual Report on Form 10-K of the Company for the year ended December 31, 2015, formatted in XBRL	Filed herewith

61

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

By:	/s/ Thomas M. Clay
Thomas M. Clay
Chairman and Principal Executive Officer

Date: March 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas Clay	Chairman, Principal Executive Officer and Director	March 30, 2016
Thomas Clay

/s/ Bryan A. Coates	Director	March 30, 2016
Bryan A. Coates

/s/ Guy Le Bel	Director	March 30, 2016
Guy Le Bel

/s/ Bernard Guarnera	Director	March 30, 2016
Bernard Guarnera

/s/ Andrée St-Germain	Principal Financial Officer	March 30, 2016
Andrée St-Germain

62

Golden Queen Mining Co. Ltd.

Consolidated Financial Statements

December 31, 2015

(US Dollars)

Tel: 604 688 5421 Fax: 604 688 5132 www.bdo.ca	BDO Canada LLP 600 Cathedral Place 925 West Georgia Street Vancouver BC V6C 3L2 Canada

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Golden Queen Mining Co. Ltd.

We have audited the accompanying consolidated balance sheets of Golden Queen Mining Co. Ltd. as of December 31, 2015 and 2014 and the related consolidated statements of income/(loss) and comprehensive income / (loss), shareholders’ equity, non-controlling interest and redeemable portion of non-controlling interest, and cash flows for each of the three years in the period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Golden Queen Mining Co. Ltd. at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company as of December 31, 2015 on a non-consolidated basis currently does not have sufficient funds to repay a $37,500,000 loan that will come due in December 2016. This condition raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plan in regard to this matter is also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 15 to the financial statements, the consolidated financial statements as of December 31, 2014 and for the year then ended have been restated to correct a misstatement in the accounting for deferred income taxes.

(signed) BDO CANADA LLP

Chartered Professional Accountants

Vancouver, Canada

March 30, 2016

BDO Canada LLP, a Canadian limited liability partnership, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

GOLDEN QUEEN MINING CO. LTD.

Consolidated Balance Sheets

(US dollars)

	December 31,	December 31,
	2015	2014
Assets		(Restated – Note 15)
Current assets:
Cash ($31,531,853 and $83,282,403 attributable to VIE)	$37,587,311	$91,407,644
Receivables ($18,238 and $20,286 attributable to VIE)	23,962	52,136
Inventory (Note 2) ($1,852,359 and $Nil attributable to VIE)	1,852,359	-
Ore on leach pad (Note 2) ($83,240 and $Nil attributable to VIE)	83,240	-
Prepaid expenses and other current assets ($388,854 and $58,503 attributable to VIE)	432,353	114,625
Total current assets	39,979,225	91,574,405

Property, plant, equipment and mineral interests (Note 3) ($123,432,990 and $35,022,850 attributable to VIE)	128,562,572	37,389,601
Reclamation financial assurance (Note 6) ($902,382 and $ 553,329 attributable to VIE)	902,382	553,329
Total Assets	$169,444,179	$129,517,335
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities (Note 8(i)) ($3,239,935 and $3,231,870 attributable to VIE)	$3,258,692	$3,309,476
Interest payable (Note 8(ii) and (iii))	969,645	320,721
Financing fee payable (Note 8(iii))	-	250,000
Notes payable (Note 8(iii))	36,053,012	13,881,305
Current portion of loan payable (Note 12) ($4,942,716 and $222,839 attributable to VIE)	4,942,716	222,839
Derivative liability – Warrants (Note 8(iv))	2,498,269	-
Derivative liability–Convertible debentures (Note 8(ii))	-	1,829,770
Convertible debenture (Note 8(ii))	-	6,649,967
Total current liabilities	47,722,334	26,464,078
Asset retirement obligations (Note 6) ($978,453 and $624,142 attributable to VIE)	978,453	624,142
Loan payable (Note 12) ($13,430,107 and $690,293 attributable to VIE)	13,430,107	690,293
Deferred tax liability (Notes 4 and 15)	12,922,000	12,922,000

Total liabilities	75,052,894	40,700,513

Temporary Equity
Redeemable portion of non-controlling interest (Note 8(vii))	27,123,741	22,833,645
Shareholders’ Equity
Common shares, no par value, unlimited shares authorized (2014 -unlimited); 99,928,683 (2014 – 99,778,683) shares issued and outstanding (Note 5)	62,860,443	62,709,015
Additional paid-in capital	43,627,511	43,468,510
Deficit accumulated	(79,906,021)	(74,444,816)

Total shareholders’ equity attributable to GQM Ltd.	26,581,933	31,732,709
Non-controlling interest (Note 8(vii))	40,685,611	34,250,468

Total Shareholders’ Equity	67,267,544	65,983,177
Total Liabilities, Temporary Equity and Shareholders’ Equity	$169,444,179	$129,517,335

Basis of Presentation and Ability to Continue as a Going Concern (Note 1)

Commitments and Contingencies (Note 7)

Subsequent Events (Note 14)

Approved by the Directors:

“Thomas M. Clay”	“Bryan A. Coates”
Thomas M. Clay, Director	Bryan A. Coates, Director

See Accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GOLDEN QUEEN MINING CO. LTD.

Consolidated Statements of Income/(Loss) and Comprehensive Income/(Loss)

(US dollars)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

General and administrative expenses	(4,615,532)	(4,984,750)	(2,532,279)
Asset impairment loss	-	-	(2,522)
Change in fair value of derivative liability including change in foreign exchange (Notes 8(ii) and 8(iv))	3,334,224	1,004,217	5,385,660
	(1,281,308)	(3,980,533)	2,850,859

Interest expense (Note 8(vi))	(4,507,268)	(1,493,034)	(888,026)
Loss on extinguishment of debt (Note 8(iii))	(151,539)	-	-
Financing fee (Note 8(iii))	(1,500,000)
Joint-venture transaction fee (Note 8(vii))	-	(2,275,000)	-
Commitment fee (Note 8(vii))	-	(2,250,000)	-
Interest income	204,149	126,884	15,181
Net and comprehensive income (loss) for the year	(7,235,966)	(9,871,683)	1,978,014
Deduct: Net and comprehensive loss attributable to the non-controlling interest for the year (Note 8(vii))	1,774,761	1,402,479	-
Net and comprehensive income (loss) attributable to Golden Queen Mining Co Ltd. for the year	$(5,461,205)	$(8,469,204)	$1,978,014
Income (loss) per share - basic (Note 11)	$(0.05)	$(0.09)	$0.02
Income (loss) per share - diluted (Note 11)	$(0.05)	$(0.09)	$(0.01)

Weighted average number of common shares outstanding - basic	99,893,341	99,611,278	98,390,561
Weighted average number of common shares outstanding - diluted	99,893,341	99,611,278	102,737,593

See Accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GOLDEN QUEEN MINING CO. LTD.

Consolidated Statements of Shareholders’ Equity, Non-controlling Interest and Redeemable Portion of Non-controlling Interest

(US dollars)

	Common Shares	Amount	Additional Paid-in Capital (Restated – Note 15)	Deficit Accumulated	Total Shareholders’ Equity attributable to GQM Ltd (Restated – Note 15)	Non-controlling Interest	Total Shareholders’ Equity (Restated)	Redeemable Portion of Non- controlling Interest
Balance, December 31, 2012	97,998,383	$61,959,471	$8,407,935	$(67,953,626)	$2,413,780	$-	$2,413,780	$-
Issuance of common shares for mineral property interests	15,000	22,568	-	-	22,568	-	22,568	-
Stock options exercised	1,220,000	307,363	-	-	307,363	-	307,363	-
Stock-based compensation	-	-	271,137	-	271,137	-	271,137	-
Reclassification of derivative liability on the exercise of stock options	-	-	910,054	-	910,054	-	910,054	-
Reclassification of derivative liability upon conversion of exercise price of stock (Note 10)options from Canadian dollars to US dollars	-	-	338,016	-	338,016	-	338,016	-
Net income for the year	-	-	-	1,978,014	1,978,014	-	1,978,014	-
Balance, December 31, 2013	99,233,383	$62,289,402	$9,927,142	$(65,975,612)	$6,240,932	$-	$6,240,932	$-
Issuance of common shares for mineral property interests	15,300	24,480	-	-	24,480	-	24,480	-
Stock options exercised	530,000	395,133	(283,712)	-	111,421	-	111,421	-
Stock-based compensation	-	-	233,672	-	233,672	-	233,672	-
Dilution of ownership interest in subsidiary to non-controlling interest (Note 8(vii))	-	-	46,513,408	-	46,513,408	38,091,955	84,605,363	25,394,637
Deferred tax liability related to the dilution gain (Note 8(vii)	-	-	(12,922,000)	-	(12,922,000)	-	(12,922,000)	-
Distributions to non-controlling interest	-	-	-	-	-	(3,000,000)	(3,000,000)	(2,000,000)
Net loss for the year	-	-	-	(8,469,204)	(8,469,204)	(841,487)	(9,310,691)	(560,992)
Balance, December 31, 2014 (Restated – Note 15)	99,778,683	$62,709,015	$43,468,510	$(74,444,816)	$31,732,709	$34,250,468	$65,983,177	$22,833,645

See Accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GOLDEN QUEEN MINING CO. LTD.

Consolidated Statements of Shareholders’ Equity, Non-controlling Interest and Redeemable Portion of Non-controlling Interest – Continued

(US dollars)

	Common Shares	Amount	Additional Paid-in Capital (Restated – Note 15)	Deficit Accumulated	Total Shareholders’ Equity attributable to GQM Ltd (Restated – Note 15)	Non-controlling Interest	Total Shareholders’ Equity (Restated – Note 15)	Redeemable Portion of Non- controlling Interest
Balance, December 31, 2014 (Restated – Note 15)	99,778,683	$62,709,015	$43,468,510	$(74,444,816)	$31,732,709	$34,250,468	$65,983,177	$22,833,645
Issuance of common shares as part of management agreement (Note 5)	150,000	151,428	-	-	151,428	-	151,428	-
Stock-based compensation	-	-	159,001	-	159,001	-	159,001	-
Capital contribution from non-controlling interest (Note 8(vii))	-	-	-	-	-	7,500,000	7,500,000	5,000,000
Net loss for the year	-	-	-	(5,461,205)	(5,461,205)	(1,064,857)	(6,526,062)	(709,904)
Balance, December 31, 2015	99,928,683	$62,860,443	$43,627,511	$(79,906,021)	$26,581,933	$40,685,611	$67,267,544	$27,123,741

See Accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GOLDEN QUEEN MINING CO. LTD.

Consolidated Statements of Cash Flows

(US dollars)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Operating activities:
Net income (loss) for the year	$(7,235,966)	$(9,871,683)	$1,978,014
Adjustments to reconcile net income (loss) to cash used in operating activities:
Donated land	-	34,378	-
Amortization and depreciation	28,625	34,789	9,688
Asset impairment loss	-	-	2,522
Amortization of debt discount and interest accrual	4,225,311	1,489,682	888,026
Change in fair value of derivative liabilities including change in foreign exchange	(3,334,224)	(1,004,217)	(5,385,660)
Stock-based compensation	159,001	233,672	475,263
Non-cash consulting expense	151,428	-	-
Financing fee related to long-term debt	1,500,000	-	-
Loss on extinguishment of debt	151,539	-	-
Foreign exchange gain	(839,849)	(504,539)	(137,790)
Changes in assets and liabilities:
Receivables	28,174	(38,350)	3,186
Inventory	(1,852,359)	-	-
Ore on leach pad	(83,240)	-	-
Prepaid expenses and other current assets	(317,728)	(51,674)	18,897
Accounts payable and accrued liabilities	188,623	(329,523)	386,666
Interest payable	(951,445)	(1,145,786)	-
Cash used in operating activities	(8,182,110)	(11,153,251)	(1,761,188)
Investment activities:
Additions to property, plant, equipment and mineral interests	(68,956,621)	(21,624,355)	(7,117,996)
Purchase of financial assurance	(349,053)	(74,590)	(139,663)

Cash used in investing activities	(69,305,674)	(21,698,945)	(7,257,659)
Financing activities:
Investment in Golden Queen Mining Company LLC by non-controlling interest	12,500,000	110,000,000	-
Distribution to non-controlling interest	-	(5,000,000)	-
Proceeds from convertible debt	-	-	9,710,603
Borrowing under long-term debt	25,000,000	32,500,000	-
Repayment of short-term debt	(2,500,000)	(17,500,000)	-
Financing fees related to short-term debt	(1,500,000)	(868,695)	-
Repayment of convertible debentures	(7,675,000)	-	-
Repayment of loans payable	(1,907,549)	(13,408)
Financing fees related to short-term debt capitalized to the loan	(250,000)	-	-
Issuance of common shares upon exercise of stock options	-	111,421	307,363
Cash provided by financing activities	23,667,451	119,229,318	10,017,966
Net change in cash	(53,820,333)	86,377,122	999,119
Cash, Beginning balance	91,407,644	5,030,522	4,031,403
Cash, Ending balance	$37,587,311	$91,407,644	$5,030,522

Supplementary Disclosures of Cash Flow Information (Note 9)

See Accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

Nature of Business Golden Queen Mining Co. Ltd. (“Golden Queen”, “GQM Ltd.” or the “Company”) is engaged in the development of the Soledad Mountain Project (“the Project”), located in the Mojave Mining District, Kern County, California. The Company originally used its wholly owned subsidiary, Golden Queen Mining Company, Inc. (“GQM Inc.”), to explore and develop the Project. On September 10, 2014, GQM Inc. was converted to a limited liability company, Golden Queen Mining Company, LLC (“GQM LLC”). The Company entered into a Joint Venture (the “JV”) agreement with Gauss LLC (“Gauss”) through its newly formed, wholly owned subsidiary, Golden Queen Mining Holdings, Inc. (“GQM Holdings”). The JV was completed on September 15, 2014. Upon completion of the JV, both the Company, through GQM Holdings, and Gauss each owned, and continue to own, 50% of GQM LLC. In February 2015, the Company incorporated Golden Queen Mining Canada Ltd. (“GQM Canada”), a wholly-owned British Columbia subsidiary, to hold the Company’s interest in GQM Holdings.

Principles of Consolidation The Company consolidates all entities in which it can vote a majority of the outstanding voting stock. In addition, it consolidates entities which meet the definition of a variable interest entity for which it is the primary beneficiary. The primary beneficiary is the party who has the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and who has an obligation to absorb losses of the entity or a right to receive benefits from the entity that could potentially be significant to the entity. We consider special allocations of cash flows and preferences, if any, to determine amounts allocable to non-controlling interests. All intercompany transactions and balances are eliminated in consolidation.

These consolidated financial statements include the accounts of Golden Queen, a British Columbia corporation, its wholly-owned subsidiary, GQM Holdings, a US (State of California) corporation, and GQM LLC, a limited liability company in which Golden Queen has a 50% interest, through GQM Canada’s ownership of GQM Holdings. GQM LLC meets the definition of a Variable Interest Entity (“VIE”). Golden Queen has determined it is the member of the related party group that is most closely associated with GQM LLC and, as a result, is the primary beneficiary who consolidates GQM LLC.

Generally Accepted Accounting Principles (“GAAP”) The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

Cash and Cash Equivalents For purposes of balance sheet classification and the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. As at December 31, 2015 and 2014, the Company did not have any cash equivalents.

The Company places its cash and cash equivalents with high quality financial institutions. At times, such cash deposits may be in excess of Federal Deposit Insurance Corporation insurance limits. To date, the Company has not experienced a loss or lack of access to its cash and cash equivalents. However, no assurance can be provided that access to the Company’s cash and cash equivalents will not be impacted by adverse economic conditions in the financial markets.

Inventory Inventories include stockpiles, in-process inventory, doré, and operating materials and supplies. The classification of inventory is determined by the stage at which the ore is in the production process. As at December 31, 2015, the Company had stockpiles, operating materials, supplies and spare parts. All inventories are stated at the lower of cost or market, with cost being determined using a weighted average cost method. Dore inventory includes product at the mine site. Dore inventory costs include direct labor, materials, depreciation, depletion and amortization as well as overhead costs relating to mining activities.

Ore on Heap Leach Pad The heap leach process extracts silver and gold by placing ore on an impermeable pad and applying a diluted cyanide solution that dissolves a portion of the contained silver and gold, which are then recovered in metallurgical processes. As at December 31, 2015, the Company had placed a small amount of ore on the heap leach pad but had not started placing leaching solution on the ore. The procedures and policies discussed below that pertain to more advanced stages will be applied once that specific process has been reached.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

The Company uses several integrated steps to scientifically measure the metal content of ore placed on the leach pads. As the ore body is drilled in preparation for the blasting process, samples are taken of the drill residue which are assayed to determine estimated quantities of contained metal. The Company then processes the ore through crushing facilities where the output is weighed and sampled for assaying. The Company weighs the ore using a belt mounted weightometer to accurately measure the quantity of ore placed on the leach pad. The crushed ore is then transported to the leach pad for application of the leaching solution. As the leach solution is collected from the leach pads, it is continuously sampled for assaying. The quantity of leach solution is measured by flow meters throughout the leaching and precipitation process. After precipitation, the product is converted to doré, which is the final product produced by the mine. The inventory is stated at lower of cost or market, with cost being determined using a weighted average cost method.

The historical cost of the metal that is expected to be extracted within twelve months is classified as current and the historical cost of metals contained within the broken ore that is expected to be extracted beyond twelve months is classified as non-current. Ore on leach pad is valued based on actual production costs incurred to produce and place ore on the leach pad, less costs allocated to minerals recovered through the leach process.

The estimate of both the ultimate recovery expected over time and the quantity of metal that may be extracted relative to the time the leach process occurs requires the use of estimates, which are inherently inaccurate due to the nature of the leaching process. The quantities of metal contained in the ore are based upon actual weights and assay analysis. The rate at which the leach process extracts gold and silver from the crushed ore is based upon metallurgical test column estimates. The assumptions that will be used by the Company to measure metal content during each stage of the inventory conversion process includes estimated recovery rates based on laboratory testing and assaying. The Company will periodically review its estimates compared to actual experience and revise its estimates when appropriate. As operations begin, the Company will not have any actual experience as a basis to compare estimates to and therefore will begin comparing estimates to actual results once the Company’s actual experiences have a sufficiently predictive quality. Variations between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write-downs to net realizable value are accounted for on a prospective basis.

Property, Plant, Equipment and Mineral Interests Costs related to the development of our mineral reserves are capitalized when it has been determined an ore body can be economically developed. An ore body is determined to be economically minable based on proven and probable reserves and when appropriate permits are in place. Major mine development expenditures are capitalized, including primary development costs such as costs of building access roads, heap leach pads, processing facilities, and infrastructure development. The Company also capitalizes additional development expenditures that are directly related to the development of the mine.

Drilling and related costs are classified as additional development expenditures, are charged to operations as incurred, or capitalized, based on the following criteria:

•	Whether or not the costs are incurred to further define mineralization at and adjacent to existing reserve areas or intended to assist with mine planning within a reserve area;
•	Whether or not the drilling costs relate to an ore body that has been determined to be commercially mineable, and a decision has been made to put the ore body into commercial production; and
•	Whether or not at the time that the cost is incurred, the expenditure: (a) embodies a probable future benefit that involves a capacity, singly or in combination, with other assets to contribute directly or indirectly to future net cash inflows, (b) we can obtain the benefit and control others’ access to it, and (c) the transaction or event giving rise to our right to or control of the benefit has already occurred.

If all of these criteria are met, drilling and related costs are capitalized. Drilling costs not meeting all of these criteria are expensed as incurred. The following factors are considered in determining whether or not the criteria listed above have been met, and capitalization of drilling costs is appropriate:

•	Completion of a favourable economic study and mine plan for the ore body targeted;
•	Authorization of development of the ore body by management and/or the Board of Directors; and
•	All permitting and/or contractual requirements necessary for us to have the right to or control of the future benefit from the targeted ore body have been met.

Property, plant, equipment and mineral interests are stated at the lower of cost or net realizable value less accumulated depreciation.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

Depreciation is provided by the straight-line method over the estimated service lives of the respective assets, which range from 0 to 30 years, and using the units-of-production method as follows:

Land	Not depreciated
Mineral property interests and claims	Units-of-production
Mine development	Units-of-production
Mine equipment	5 – 10 years
Buildings	12 – 30 years
Leasehold improvements	30 years
Vehicles	5 – 10 years
Computer equipment and software	3 years
Asset retirements cost	Units-of-production
Capitalized interest	Units-of-production

The Company has instituted a policy that all property, plant, and equipment, not related to the actual mine development, acquired for an amount over $3,000 will be capitalized and all property, plant and equipment purchased for under this threshold will be expensed as incurred. All property, plant, and equipment related to the mine development was capitalized.

Once production has commenced, the capitalization of certain mine construction costs ceases and expenditures are either variable production costs as a component of inventory or expensed as incurred. Exceptions include costs incurred for additions or improvements to property, plant, equipment and mineral interests. If mineral interests are subsequently abandoned or impaired, any capitalized costs will be charged to the Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) for that period.

A mine construction project is considered to have entered the production stage when the mine construction assets are available for use. At this point the Company will begin depletion of its assets as outlined in the above breakdown. In determining whether mine construction assets are considered available for use, the criteria considered include, but are not limited to, the following:

•  Completion of a reasonable period of testing mine plant and equipment;

•  Ability to produce minerals in saleable form (within specifications); and

•  Ability to sustain ongoing production of minerals.

As at December 31, 2015, the Project was not considered to be in commercial production

Capitalized Interest   For significant exploration and development projects, interest is capitalized as part of the historical cost of developing and constructing assets in accordance with ASC 835-20 ("capitalization of interest"). Interest is capitalized until the asset is ready for service. Capitalized interest is determined by multiplying the Company’s weighted-average borrowing cost on general debt by the average amount of qualifying costs incurred. Once an asset subject to interest capitalization is completed and placed in service, the associated capitalized interest is expensed through depletion or impairment. See Note 8(vi) - Amortization of Discount and Interest Expense.

Valuation of Long-lived Assets The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. Asset impairment is considered to exist if the total estimated undiscounted pre-tax future cash flows are less than the carrying amount of the asset. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups. An impairment loss is measured and recorded based on discounted estimated future cash flows. Future cash flows are estimated based on estimated quantities of recoverable minerals, expected silver and gold prices (considering current and historical prices, trends and related factors), production levels, operating costs, capital requirements and reclamation costs, all based on life-of mine plans.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

Existing proven and probable reserves are included when determining the fair value of mine site asset groups at acquisition and, subsequently, in determining whether the assets are impaired. The term “recoverable minerals” refers to the estimated amount of silver and gold that will be obtained after taking into account losses during ore processing and treatment. Estimates of recoverable minerals from exploration stage mineral interests are risk adjusted based on management’s relative confidence in such materials. The ability to achieve the estimated quantities of recoverable minerals from exploration stage mineral interests involves further risks in addition to those risk factors applicable to mineral interests where proven and probable reserves have been identified, due to the lower level of confidence that the identified mineralized material could ultimately be mined economically. Assets classified as exploration potential have the highest level of risk that the carrying value of the asset can be ultimately realized, due to the still lower level of geological confidence and economic modeling.

Silver and gold prices are volatile and affected by many factors beyond the Company’s control, including prevailing interest rates and returns on other asset classes, expectations regarding inflation, speculation, currency values, governmental decisions regarding precious metals stockpiles, global and regional demand and production, political and economic conditions and other factors may affect the key assumptions used in the Company’s impairment testing. Various factors could impact our ability to achieve forecasted production levels from proven and probable reserves. Additionally, production, capital and reclamation costs could differ from the assumptions used in the cash flow models used to assess impairment. Actual results may vary from the Company’s estimates and result in additional impairment charges.

Foreign Currency Translation The Company’s functional and reporting currency, the US dollar, is the primary economic currency. Assets and liabilities in foreign currencies are generally translated into US dollars at the exchange rate on the balance sheet date. Revenues and expenses are translated at exchange rates on the date of the transaction. Where amounts denominated in a foreign currency are converted into US dollars by remittance or repayment, the realized exchange differences are included in other income. The exchange rates prevailing at December 31, 2015, December 31, 2014 and December 31, 2013 were $1.38, $1.16, and $1.06 stated in Canadian dollars per one US dollar, respectively. The average rates of exchange during the year ended December 31, 2015, December 31, 2014 and December 31, 2013 were $1.28, $1.10 and $1.06, stated in Canadian dollars per one US dollar, respectively.

Earnings (Loss) Per Share The Company computes and discloses earnings (loss) per share in accordance with ASC 260, “Earnings per Share”, which requires dual presentation of basic earnings (loss) per share and diluted earnings (loss) per share on the face of all income statements presented for all entities with complex capital structures. Basic earnings (loss) per share is computed as net income (loss) attributed to the Company divided by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and convertible instruments. Net income attributable to any non-controlling interest is not included in the calculation of the basic and diluted earnings (loss) per share.

Asset Retirement Obligations Asset retirement obligations (‘‘AROs’’) arise from the acquisition, development and construction of mining properties and plant and equipment due to government controls and regulations that protect the environment on the closure and reclamation of mining properties. The major parts of the carrying amount of AROs relate to tailings and heap leach pad closure and rehabilitation, demolition of buildings and mine facilities, ongoing water treatment and ongoing care and maintenance of closed mines. The Company recognizes an ARO at the time the environmental disturbance occurs. When the ARO provision is recognized, the corresponding cost is capitalized to property, plant, equipment and mineral interests and depreciated over the life of the related assets.

The timing of the actual environmental remediation expenditures is dependent on a number of factors such as the life and nature of the asset, the operating license conditions and the environment in which the mine operates. Reclamation provisions are measured at the expected value of future cash flows discounted to their present value using a credit adjusted risk-free interest rate. AROs are adjusted each period to reflect the passage of time (accretion). Accretion expense is recorded in cost of sales each period. Upon settlement of an ARO, the Company records a gain or loss if the actual cost differs from the carrying amount of the ARO. Settlement gains/losses are recorded in the consolidated statements of income (loss).

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

Expected ARO is updated to reflect changes in facts and circumstances. The principal factors that can cause the ARO to change are the construction of new processing facilities, changes in the quantities of material in proven and probable mineral reserves and a corresponding change in the life-of-mine plan, changing ore characteristics that impact required environmental protection measures and related costs, changes in water quality that impact the extent of water treatment required and changes in laws and regulations governing the protection of the environment.

Each reporting period, provisions for AROs are re-measured to reflect any changes to significant assumptions, including the amount and timing of expected cash flows and credit adjusted risk-free interest rates. Changes to the reclamation provision resulting from changes in estimate are added to or deducted from the cost of the related asset, except where the reduction of the reclamation provision exceeds the carrying value of the related assets in which case the asset is reduced to nil and the remaining adjustment is recognized in the consolidated statements of income (loss).

Estimates The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates and judgements have been made by Management in several areas including the accounting for the joint venture transaction and determination of the temporary and permanent non-controlling interest (Note 8(vii)), the recoverability of mineral properties expenditures, royalty obligations, inventory valuations, ore on heap leach pads, asset retirement obligations (Note 6),convertible debentures (Note 8(ii)) and derivative liability – warrants (Note 8(iv)). Actual results could differ from those estimates.

Fair Value of Financial Instruments The carrying amounts reported in the balance sheets for cash, receivables, accounts payable and accrued liabilities, interest payable, financing fee payable and reclamation financial assurance approximate fair values because of the immediate or short-term maturity of these financial instruments. The fair value of the short-term and long-term loans payable approximate their carrying values as the interest rates are based on the market rates. The market rates have remained steady for the loans payable during the past four quarters. The fair value of the short and long term portions of the notes payable approximates their carrying value and have been estimated based on discounted cash flows using interest rates being offered for similar debt instruments. The carrying amount of the notes payable are being recorded at amortized cost using the effective interest rate method.

As at December 31, 2015, the fair value of the convertible debt and the notes payable was $Nil (December 31, 2014: $7,972,993) and $32,972,361 (December 31, 2014: $13,351,649), respectively. These financial instruments were estimated using a discounted cash flow analysis based on an interest rate for a similar type of instrument without a conversion feature. The notes payable does not have a conversion feature but rather are bifurcated out due to the warrant liability. The embedded derivatives in connection with the share purchase warrants are being recorded at their fair values using an acceptable valuation model at each reporting period.

Income Taxes The Company follows the asset and liability method of accounting for income taxes whereby the deferred tax assets and liabilities are recognized for the future tax consequences of differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. If it is determined that the realization of a future tax benefit is not more likely than not, the Company establishes a valuation allowance.

Stock Option Plan The Company’s current stock option plan (the “Plan”) was adopted by the Company in 2013 and approved by shareholders of the Company in 2013. The Plan provides a fixed number of 7,200,000 common shares of the Company that may be issued pursuant to the grant of stock options. The exercise price of stock options granted under the Plan shall be determined by the Company’s Board of Directors (the “Board”), but shall not be less than the volume-weighted, average trading price of the Company’s shares on the TSX for the five trading days immediately prior to the date of the grant. The expiry date of a stock option shall be the date so fixed by the Board subject to a maximum term of five years. The Plan provides that the expiry date of the vested portion of a stock option will be the earlier of the date so fixed by the Board at the time the stock option is awarded and the early termination date (the “Early Termination Date”). The Early Termination Date will be the date the vested portion of a stock option expires following the option holder ceasing to be a director, employee or consultant, as determined by the Board at the time of grant, or in the absence thereof at any time prior to the time the option holder ceases to be a director, employee or consultant, in accordance with and subject to the provisions of the Plan. All options granted under the 2013 Plan will be subject to such vesting requirements as may be prescribed by the TSX, if applicable, or as may be imposed by the Board. A total of 1,070,000 (December 31, 2014 – 750,000) common shares were issuable pursuant to such stock options as at December 31, 2015.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

Stock-based Compensation Compensation costs are charged to the consolidated statements of income (loss) and comprehensive income (loss). Compensation costs for employees are amortized over the period from the grant date to the date the options vest. Compensation expense for non-employees is recognized immediately for past services and pro-rata for future services over the service provision period.

We account for stock-based compensation awards granted to non-employees in accordance with FASB ASC Topic 505-50, Equity-Based Payments to Non-Employees, or ASC 505-50. Under ASC 505-50, we determine the fair value of the stock-based compensation awards granted as either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. If the fair value of equity instruments issued is used, it is measured using the stock price and other measurement assumptions as of the earlier of either (1) the date at which commitment for performance by the counterparty to earn the equity instruments is reached, or (2) the date at which the counterparty’s performance is complete.

The Company uses the Black-Scholes option valuation model to calculate the fair value of stock options at the date of grant. Option pricing models require the input of highly subjective assumptions, including the expected price volatility. Changes in these assumptions can materially affect the fair value estimate.

Derivative Financial Instruments The Company reviews the terms of its equity instruments and other financing arrangements to determine whether or not there are embedded derivative instruments that are required to be accounted for separately as a derivative financial instrument. Also, in connection with the issuance of financing instruments, the Company may issue freestanding options or warrants that may, depending on their terms, be accounted for as derivative instrument liabilities, rather than as equity. The Company may also issue options or warrants to non-employees in connection with consulting or other services.

Derivative financial instruments are measured at their fair value. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value and is then re-valued at each reporting date, with changes in the fair value reported as charges or credits to profit or loss. For warrant-based derivative financial instruments, the Company uses the Black-Scholes option pricing model to estimate fair value of the derivative instruments. For more complex derivative financial instruments, the Company uses acceptable pricing models to estimate fair value of the derivative instrument.

The classification of derivative instruments, including whether or not such instruments should be recorded as liabilities or as equity, is reassessed at the end of each reporting period. If reclassification is required, the fair value of the derivative instrument, as of the determination date, is reclassified. Any previous charges or credits to income for changes in the fair value of the derivative instrument are not reversed. Derivative instrument liabilities are classified in the balance sheet as current or non-current based on whether net-cash settlement of the derivative instrument could be required within 12 months of the balance sheet date.

Non-Controlling Interest The non-controlling interest balance consists of equity in GQM LLC not attributable, directly or indirectly, to Golden Queen.  GQM LLC meets the definition of a Variable Interest Entity (“VIE”). Golden Queen has determined it is the member of the related party group that is most closely associated with GQM LLC and, as a result, is the primary beneficiary who consolidates GQM LLC. The non-controlling interest has been classified into two categories; permanent equity and temporary equity.

Non-controlling interests in temporary equity represent the estimated portion of non-controlling interest that could potentially be convertible through either a conversion of the non-controlling interest into a net smelter royalty obligation of GQM LLC or a buy-out of the non-controlling interest at fair value by the Company.  The convertible portion of non-controlling interest recorded in temporary equity is initially recorded at the carrying value and then adjusted for net income or loss and distributions attributable to the temporary equity.

The non-controlling interest in permanent equity represents the portion of the non-controlling interest that is not convertible. Please refer to Note 8(vii) of the audited consolidated annual financial statements for complete details of how the transaction has been accounted for.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

New Accounting Policies

(i)	Effective August 2014, FASB issued Accounting Standards update (“ASU”) 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40 –Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The update essentially requires management of all entities, for annual and interim periods, to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued.

If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, but the substantial doubt is alleviated as a result of consideration of management’s plans, the entity should disclose information that enables users of the financial statements to understand all of the following:

1.	Principal conditions or events that raised substantial doubt about the entity’s ability to continue as a going concern (before consideration of management’s plans).
2.	Management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations.
3.	Management’s plans that alleviated substantial doubt about the entity’s ability to continue as a going concern.

If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, and substantial doubt is not alleviated after consideration of management’s plans, an entity should include a statement in the footnotes indicating that there is substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). Additionally, the entity should disclose information that enables users of the financial statements to understand all of the following:

1.	Principal conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.
2.	Management’s evaluation of the significance of those conditions or events in relation to the entity’s ability to meet its obligations.
3.	Management’s plans that are intended to mitigate the conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern.

This update will come into effect for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The Company is assessing the impact of this standard.

(ii)	In February, 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) – Amendments to the Consolidation Analysis which focuses on the consolidation evaluation for reporting organizations (public and private companies and not-for-profit organizations) that are required to evaluate whether they should consolidate certain legal entities. In addition to reducing the number of consolidation models from four to two, the new standard simplifies the standards and improves current GAAP by:

•	Placing more emphasis on risk of loss when determining a controlling financial interest. A reporting organization may no longer have to consolidate a legal entity in certain circumstances based solely on its fee arrangement, when certain criteria are met.

•	Reducing the frequency of the application of related-party guidance when determining a controlling financial interest in a variable interest entity (VIE).

•	Changing consolidation conclusions for public and private companies in several industries that typically make use of limited partnerships or VIEs.

The ASU will be effective for periods beginning after December 15, 2015, for public companies. Early adoption is permitted, including adoption in an interim period. The Company will adopt the ASU effective January 1, 2016.

(iii)	In April, 2015, FASB issued ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30) which focuses on simplifying the presentation of debt issuance costs, the amendments in this update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this update.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

The ASU will be effective for periods beginning after December 15, 2015, for public companies. Early adoption is permitted, including adoption in an interim period. The Company has adopted the ASU for the December 31, 2015 year end.

(iv)	In July 2015, FASB issued ASU 2015-11, Inventory – Simplifying the Measurement of Inventory (Topic 330) which focuses on simplifying the guidance on subsequent measurement of inventory. Currently, the guidance requires an entity to measure inventory at the lower of cost or market. Market could be replacement cost, net realizable value, or net realizable value less an approximately normal profit margin. The ASU now updated the measurement to lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation.

The ASU will be effective for periods beginning after December 15, 2016, for public companies. Early adoption is permitted, including adoption in an interim period. The Company assessed the impact of this new standard and adopted the new standard effective October 1, 2015. As the Company had a small inventory balance, the impact of the adoption of the new standard was immaterial.

(v)	In November 2015, FASB issued ASU 2015-17, Income taxes – Balance sheet classification of deferred taxes (Topic 740), which simplifies the requirement to classify deferred tax assets and liabilities as non-current and current on the statement of financial position to only having to classify the deferred tax assets and liabilities as non-current.

This update will come into effect for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early adoption is permitted as of the beginning of an interim or annual reporting period. The Company has assessed the impact of the new standard and has adopted the standard for the December 31, 2015 year end.

(vi)	In January 2016, FASB issued ASU 2016-01, Financial Instruments – Recognition and measurement of financial assets and financial liabilities (Subtopic 825-10) which updates several aspects of recognition, measurement, presentation and disclosure of financial instruments. The amendments are as follows:

1.	Require equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. However, an entity may choose to measure equity investments that do not have readily determinable fair values at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer.
2.	Simplify the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment. When a qualitative assessment indicates that impairment exists, an entity is required to measure the investment at fair value
3.	Eliminate the requirement to disclose the fair value of financial instruments measured at amortized cost for entities that are not public business entities.
4.	Eliminate the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet.
5.	Require public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes.
6.	Require an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments.
7.	Require separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (that is, securities or loans and receivables) on the balance sheet or the accompanying notes to the financial statements.
8.	Clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets.

The ASU will be effective for periods beginning after December 15, 2017, for public companies. The Company is assessing the impact of this standard.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

1.	Basis of Presentation and Ability to Continue as a Going Concern

The Company has had no revenues from operations since inception and as at December 31, 2015 had accumulated deficit of $79,906,021 (December 31, 2014 - $74,444,816) and working capital deficit of $7,743,109 (December 31, 2014 –working capital of $65,110,327).

At the Project level, GQM LLC is a going concern as it has sufficient funds to meet its contractual obligations for the next twelve months. On a non-consolidated basis, the ability of Golden Queen to obtain financing for its ongoing activities and repay its obligations, thus maintaining its solvency, or to fund its attributable portion of capital requirements under the joint venture, is dependent on equity market conditions, the market for precious metals, and the willingness of other parties to lend this entity money. Golden Queen has related party outstanding loans totalling $38,681,507 plus accrued interest that will come due in December 2016.

Golden Queen, on a non-consolidated basis, currently does not have sufficient funds to repay the $37,500,000 loan plus accrued interest at the issuance date of the consolidated financial statements. However, in order to secure the necessary funds to meet this upcoming obligation and mitigate the going concern issue, management is actively exploring several options including debt financing and equity offering.

While Golden Queen has been successful at certain of these efforts in the past, there can be no assurance that future efforts will be successful. This raises substantial doubt about this entity’s ability to continue as a going concern.

The Company’s access to the net assets of GQM LLC is determined by the Board of Managers of GQM LLC. The Board of Managers is not controlled by the Company and therefore there is no guarantee that any access to the net assets of GQM LLC would be provided to the Company in order to continue as a going concern. The Board of Managers of GQM LLC determine when and if distributions from GQM LLC are made to the holders of its membership units at their sole discretion. Please refer to Note 16 for non-consolidated balance sheets, statements of income/(loss) and comprehensive income/(loss) and statements of cash flows for GQM Ltd.

These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Inventory and Ore on Heap Leach Pad

	December 31, 2015	December 31, 2014

Stockpile inventory	$1,259,669	$-
Supplies and spare parts	592,690	-
	$1,852,359	$-

Ore on heap leach pad:
Current	$83,240	-

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

3.	Property, Plant, Equipment and Mineral Interests

	December 31, 2015	December 31, 2014

Land	$109,600	$109,600
Mineral property interests and claims	4,458,744	3,299,319
Mine development	86,038,407	29,609,116
Mining equipment	25,425,661	1,167,872
Buildings	5,691,335	378,260
Leasehold improvements	51,030	46,402
Computer equipment and software	218,822	72,509
Vehicles	978,573	204,640
Asset retirement costs	626,878	272,567
Capitalized interest	5,174,846	2,412,015
Less:
Accumulated depreciation, depletion and Amortization expensed	(211,324)	(182,699)
	$128,562,572	$37,389,601

During the year ended December 31, 2015, the Company capitalized depreciation of $2,255,056 (2014 - $126,631) relating to assets used in the development of the mine.

The Company is capitalizing a portion of the interest expense related to the convertible debenture and notes payable  in accordance with its accounting policy. See Note 8 (vi) –Amortization of Discounts and Interest Expense.

4.	Income Taxes

The tax effects of the temporary differences that give rise to the Company's deferred tax assets and liabilities are as follows:

	2015	2014 (Restated)
Deferred Tax Assets / (Liabilities):
Net operating and capital losses	$10,944,000	$12,051,000
Un-deducted interest	823,000	-
Other items	124,000	569,000
Reorganization costs	47,000	-
Foreign exchange (gain) loss	(127,000)	(186,000)
Financing costs	444,000	-
Investment in GQM LLC	(12,922,000)	(12,922,000)
Valuation allowance	(12,255,000)	(12,434,000)

Deferred tax liabilities	$(12,922,000)	$(12,922,000)

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

4.	Income Taxes

The annual tax benefit (provision) is different from the amount provided by applying the statutory federal income tax rate to our pre-tax income (loss). The reason for the differences are:

	December 31, 2015	December 31, 2014 (Restated)	December 31, 2013
Income tax (benefit) provision at Canadian statutory rate	$(1,733,000)	$(2,567,000)	$509,000
Foreign income taxes at other than Canadian statutory rate	(841,000)	(638,000)	(125,000)
Change in fair value of derivative liability	(867,000)	(288,000)	(1,271,000)
Non-deductible accretion and other	839,000	80,000	204,000
Non-deductible stock-based compensation	41,000	67,000	119,000
Non-taxable effect on foreign exchange	407,000	175,000	(17,000)
Permanent differences, other	50,000	1,458,000	-
Non-controlling Interest	838,000	561,000	-
Change in statutory rate	-	(322,000)	(64,000)
Adjustment due to change in estimates	1,265,000	-	72,000
Increase (decrease) in valuation allowance	1,000	1,474,000	573,000
Tax (benefit) provision	$-	$-	$-

Included in the increase in valuation allowance is tax-affected $180,000 (2014 - $705,000, 2013 - $2,045,000) relating to the expiry of losses.

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management’s judgment about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income or loss. As management of the Company does not currently believe that the Company will receive the benefit of this asset, a valuation allowance equal to certain net deferred tax assets has been established at both December 31, 2015 and 2014.

As at December 31, 2015, the Company had net operating loss carry-forwards available to reduce taxable income in future years as follows:

Country	Amount	Expiration Dates

United States – Federal	$23,618,000	2018 - 2034
Canada (C$)	$5,863,000	2026 - 2034

These consolidated financial statements do not reflect the potential effect on future income taxes of the application of these losses.

The Company has evaluated its tax positions for the years ended December 31, 2015 and 2014 and determined that it has no uncertain tax positions requiring financial statement recognition.

Under current federal and state income tax laws and regulations, GQM LLC, a multi-member limited liability company (“LLC”) is treated as a partnership for income tax reporting purposes and is generally not subject to income taxes. Additionally, at the LLC level no provision has been made for federal, state, or local income taxes on the results of operations generated by partnership activities; as such taxes are the responsibility of its Members.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

5.	Share Capital

The Company’s common shares outstanding are no par value, voting shares with no preferences or rights attached to them.

Common shares – 2015

In March 2015, the Company issued 150,000 common shares to the former President of the Company for achieving two of the three milestones outlined in his management agreement (See Note 7 – Commitments and Contingencies). The common shares had a total fair value of $151,428 (Note 8(i)). The fair value was based on the market price on the date of issuance.

Common shares - 2014

In May 2014, 300,000 stock options were exercised and the Company issued 300,000 common shares at $0.21 per share for proceeds of $63,000. The total transferred to share capital from additional paid-in capital upon exercise of stock options was $160,592.

In April 2014, 170,000 stock options were exercised and the Company issued 170,000 common shares at $0.21 per share for proceeds of $35,700. The total transferred to share capital from additional paid-in capital upon exercise of stock options was $91,002.

In February 2014, the Company issued 15,300 common shares for mineral property interests with a total fair value of $24,480. The fair value was based on the market price on the date of issuance.

In February 2014, 60,000 stock options were exercised and the Company issued 60,000 common shares at $0.21 per share for proceeds of $12,721. The total transferred to share capital from additional paid-in capital upon exercise of stock options was $32,118.

Common shares - 2013

In March 2013, the Company issued 15,000 common shares for mineral property interests with a total fair value of $22,568 (C$23,250).

In April 2013, 200,000 stock options were exercised and the Company issued 200,000 common shares at C$0.26 per share for proceeds of $50,674 (C$52,000). The total reclassified from derivative liability to additional paid-in capital upon exercise of stock options was $132,011.

In May 2013, 100,000 stock options were exercised and the Company issued 100,000 common shares at C$0.26 per share for proceeds of $25,722 (C$26,000). The total reclassified from derivative liability to paid-in capital upon exercise of stock options was $90,496.

In September 2013, 20,000 stock options were exercised and the Company issued 20,000 common shares at C$0.26 per share for proceeds of $5,017 (C$5,200). The total reclassified from derivative liability to additional paid-in capital upon exercise of stock options was $24,724.

In October 2013, 500,000 stock options were exercised and the Company issued 500,000 common shares at C$0.26 per share for proceeds of $126,373 (C$130,000). The total reclassified from derivative liability to additional paid-in capital upon exercise of stock options was $355,351.

In October 2013, 300,000 stock options were exercised and the Company issued 300,000 common shares at C$0.26 per share for proceeds of $74,677 (C$78,000). The total reclassified from derivative liability to additional paid-in capital upon exercise of stock options was $238,623.

In November 2013, 100,000 stock options were exercised and the Company issued 100,000 common shares at C$0.26 per share for proceeds of $24,900 (C$26,000). The total reclassified from derivative liability to additional paid-in capital upon exercise of stock options was $68,849.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

5.	Share Capital – Continued

Stock options

The Company has elected to use the Black-Scholes option pricing model to determine the fair value of stock options granted. In accordance with the accounting standard for employees, the compensation expense is amortized on a straight-line basis over the requisite service period, which approximates the vesting period. Compensation expense for stock options granted to non-employees is amortized over the contract services period or, if none exists, from the date of grant until the options vest. Compensation associated with unvested options granted to non-employees is re-measured on each balance sheet date using the Black-Scholes option pricing model.

The following is a summary of stock option activity during the years ended December 31, 2015, 2014 and 2013:

	Shares	Weighted Average Exercise Price per Share
Options outstanding, December 31, 2012	1,800,000	$0.24
Options issued	800,000	$1.28
Options exercised	(1,220,000)	$0.21
Options outstanding, December 31, 2013	1,380,000	$0.87
Options exercisable, December 31, 2013	880,000	$0.68

Options outstanding, December 31, 2013	1,380,000	$0.87
Options exercised	(530,000)	$0.21
Options forfeited	(100,000)	$1.16
Options outstanding, December 31, 2014	750,000	$1.29
Options exercisable, December 31, 2014	750,000	$1.29

Options outstanding, December 31, 2014	750,000	$1.29
Options issued	570,000	$0.58
Options expired	(250,000)	$1.18
Options outstanding, December 31, 2015	1,070,000	$0.94
Options exercisable, December 31, 2015	976,667	$0.97

During the year ended December 31, 2015, the Company recognized $159,001 (2014 - $233,672; 2013 - $475,263) in stock-based compensation relating to employee stock options that were issued and/or had vesting terms. This included a reversal of $Nil (2014 - $46,245; 2013 - $Nil) in stock based compensation related to forfeited stock options.

The fair value of stock options granted as above is calculated using the following weighted average assumptions:

	2015	2014	2013

Expected life years	5.00	-	5.00
Interest rate	0.75%	-	1.78%
Volatility	76.83%	-	98.25%
Dividend yield	0.00%	-	0.00%

As at December 31, 2015, the aggregate intrinsic value of the outstanding exercisable options was $Nil (2014 - $Nil; 2013 – $325,995).

There were no stock options exercised during the year-ended December 31, 2015. The total intrinsic value of 530,000 (2013 – $1,220,000) options exercised during 2014 was approximately $754,513 (2013 - $325,158).

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

5.	Share Capital – Continued

The following table summarizes information about stock options outstanding and exercisable at December 31, 2015:

Expiry Date	Number Outstanding	Number Exercisable	Remaining Contractual Life (Years)	Exercise Price

June 3, 2018	50,000	50,000	2.42	$1.16
September 3, 2018	150,000	150,000	2.68	$1.59
September 18, 2018	300,000	300,000	2.72	$1.26
September 8, 2020	570,000	476,667	4.69	$0.58
Balance, December 31, 2015	1,070,000	976,667	3.75

6.	Asset Retirement Obligations and Financial Reclamation Assurance

Financial Reclamation Assurance

The Company is required to provide the Bureau of Land Management, the State Office of Mine Reclamation and Kern County with a revised reclamation cost estimate annually.  The financial assurance is adjusted once the cost estimate is approved.  The Company’s provision for reclamation of the property is estimated each year by an independent consulting engineer. This estimate, once approved by state and county authorities, forms the basis for a cash deposit of reclamation financial assurance. The reclamation assurance provided as at December 31, 2015 was $624,142 (December 31, 2014 - $553,329).

In addition to the above, the Company is required to obtain and maintain financial assurance for initiating and completing corrective action and remediation of a reasonably foreseeable release from the Project’s waste management units as required by the Lahontan Regional Water Quality Control Board (the “Regional Board”).  The reclamation financial assurance estimate for 2015 is $278,240 (December 31, 2014 - $Nil).

Subsequent to year-end, the Company received approval to have the financial assurance amounts released and have the assurance replaced with surety bond agreements to cover the financial assurance.  The Company pays a yearly premium.

Asset Retirement Obligation

The total asset retirement obligation as of December 31, 2015 is $978,453 (December 31, 2014 - $624,142).

The Company estimated its asset retirement obligations based on its understanding of the requirements to reclaim and clean-up its property based on its activities to date.  During the year ended December 31, 2015, there was an increase of $354,311 to the retirement obligations as compared with the year ended December 31, 2014, where $71,892 was capitalized to property, plant, equipment and mineral interests as the asset portion of the retirement obligation.  As at December 31, 2015, as the mine nears production, the Company estimates the cash outflow related to these reclamation activities will be incurred in 2028.   Reclamation provisions are measured at the expected value of future cash flows discounted to their present value using a credit adjusted risk-free interest rate.

The following is a summary of asset retirement obligations:

	December 31, 2015	December 31, 2014
Balance, beginning of the year	$624,142	$552,250
Changes in cash flow estimates	354,311	71,892
Balance, end of the year	$978,453	$624,142

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

7.	Commitments and Contingencies

Property rent payments (Advance minimum royalties)

The Company has acquired a number of mineral properties outright. It has acquired exclusive rights to explore, develop and mine other portions of the Project under various mining lease agreements with landowners.

The Company is required to make property rent payments related to its mining lease agreements with landholders, in the form of advance minimum royalties. The total property rent payments for the year ended December 31, 2015 were $134,417 (2014 - $67,513), and the Company is expected to make approximate payments of $2,500 in 2016 to various landowners under the existing lease agreements. The significant reduction is due to the expected commencement of production. At that point, production royalties will commence.

There are multiple third party landholders and the royalty amount due to each landholder over the life of the Project varies with each property.

Finder’s fee

The Company has agreed to issue 100,000 common shares as a finder’s fee in connection with certain property acquisitions upon commencement of commercial production of the Project. As of December 31, 2015, commercial production has not commenced and no shares have been issued.

Management agreement

In 2004, the Company entered into an agreement with the President of the Company to issue 300,000 bonus shares upon completion of certain milestones. Upon receipt by the Company of a bankable feasibility study and the decision to place the Property into commercial production (Achieved), a bonus of 150,000 (Issued) common shares would be issued. Upon commencement of commercial production on the Property, a further bonus of 150,000 common shares would be issued. In May 2010, the Company entered into an amendment to the agreement whereby the 300,000 bonus shares would alternatively be issuable upon a change of control transaction, or upon a sale of all or substantially all of the Company’s assets, having a value at or above C$1.00 per share of the Company, with a further 300,000 bonus shares being issuable in the event the change of control transaction or asset sale occurred at a value at or above C$1.50 per share. This amended agreement was for a term of three years and automatically renewed for two years. The first of two milestones was reached during the first quarter of 2015 and as a result 150,000 bonus shares, valued at $151,428, were issued to H. Lutz Klingmann on March 27, 2015.

In May 2015, the Company replaced the President’s management agreement with an employment agreement.  In addition to the previously mentioned bonus shares issuable upon commencement of commercial production, included in the agreement with the President is a provision that if the President’s position is lost upon a change of control or within six months of a change of control the President would be entitled to a one-time payment equal to twice the annual salary C$438,000 total plus twice the annual bonus.  The annual bonus is determined by the Board subsequent to a review of the President’s performance.

On August 10, 2015, the President and Chief Executive Officer of the Company resigned. The Company and the former President and Chief Executive Officer entered into a separation agreement as of August 10, 2015, which provides for the termination of the employment agreement and an agreement for the Company to pay six month’s salary commencing from the date of termination. The separation agreement also confirms that as a result of the termination of the employment agreement, the 150,000 bonus shares that were to be issued upon reaching the commencement of production, will no longer be issuable as that milestone was not met as at the date of termination of the employment agreement.

The Company hired current board member, Thomas M. Clay, to take over the position of Interim Chief Executive Officer with a yearly salary of $100,000. No consulting agreement or management agreement has been signed at this time.

In 2013, the Company entered into an employment agreement with the Chief Financial Officer (“CFO”). Included in the agreement with the CFO is a provision that if the CFO’s position is lost upon a change of control or within six months of a change of control the CFO would be entitled to a one-time payment equal to twice the annual salary, C$300,000 total, plus twice the annual bonus. The annual bonus is determined by the Board subsequent to a review of the CFO’s performance.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

7.	Commitments and Contingencies – Continued

Compliance with Environmental Regulations

The Company’s exploration and development activities are subject to laws and regulations controlling not only the exploration and mining of mineral properties, but also the effect of such activities on the environment. Compliance with such laws and regulations may necessitate additional capital outlays or affect the economics of a project, and cause changes or delays in the Company’s activities.

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows.

Mine Development Commitments

As of December 31, 2015, GQM LLC has entered into contracts for construction totaling approximately $47.6 million of which $4.4 million remains to be paid.  The major commitments relate to the construction of the crushing-screening plant, the construction of the conveying and stacking system and work related to the Merrill-Crowe plant equipment.  The commitments were paid out in early 2016.  GQM LLC did not make material additional construction commitments subsequent to December 31, 2015.

See Note 12 for further details on the mining equipment loans.

8.	Related Party Transactions

Except as noted elsewhere in these consolidated financial statements, related party transactions are disclosed as follows:

(i)	Consulting Fees

For the year ended December 31, 2015, the Company paid $201,312 (2014 – 163,465; 2013 - $192,431) to Mr. H. Lutz Klingmann for services as President of the Company of which $Nil (2014 - $Nil; 2013 – 47,467) is payable as at December 31, 2015. Included in the consulting fees for the year ended December 31, 2015 was $151,428 (2014 - $Nil; 2013 - $Nil) related to 150,000 bonus shares issued in accordance with Mr. Klingmann’s management agreement. On May 1, 2015 Mr. Klingmann became an employee of the Company and his salary, since that date, is included under corporate salary expenses. Included in salaries expense is the severance payments received upon resignation.

During the year ended December 31, 2015, the Company paid a total of $107,327 (2014 - $150,199; 2013 – $35,484) to four directors, the three independent directors and Thomas M. Clay.

(ii)	Convertible Debentures

On July 26, 2013, the Company entered into agreements to issue convertible debentures for aggregate proceeds of C$10,000,000 ($9,710,603), from a significant shareholder group. The convertible debentures were unsecured and bore interest at 2% per annum, calculated on the outstanding principal balance, payable annually. The principal amounts of the notes were convertible into shares of the Company at a price of C$1.03 per share for a period of two years.

A total of C$7,500,000 of the offering was subscribed for by an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $10,049.

The conversion feature of the convertible debentures meet the definition of a derivative liability instrument because the conversion feature is denominated in a currency other than the Company’s functional currency as well as the fact the exercise price is not a fixed price as described above. Therefore, the conversion feature does not meet the “fixed-for-fixed” criteria outlined in ASC 815-40-15.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

8.	Related Party Transactions – Continued

(ii)	Convertible Debentures – Continued

As a result, the conversion feature of the notes was required to be recorded as a derivative liability recorded at fair value and marked-to-market each period with the changes in fair value each period being charged or credited to income or loss.

On July 24, 2015, the Company repaid its C$10.0 million ($7.7 million) convertible debenture and accrued interest of C$200,000 ($153,500).

The fair value of the derivative liability related to the conversion feature as at December 31, 2015 is $Nil (December 31, 2014 - $1,829,770). During 2015 and 2014 the derivative liability was calculated using an acceptable option pricing valuation model with the following assumptions:

	2015	2014
Risk-free interest rate	0.49% - 0.50%	1.00% - 1.09%
Expected life of derivative liability	0.07 - 0.32 years	0.57 - 1.32 years
Expected volatility	49.36% - 77.00%	73.03% - 98.21%
Dividend rate	0.00%	0.00%

The changes in the derivative liability related to the conversion feature are as follows:

	December 31, 2015	December 31, 2014
Balance, beginning of the period	$1,829,770	$2,833,987
Change in fair value of derivative liability including foreign exchange	(1,829,770)	(1,004,217)
Balance, end of the period	$-	$1,829,770

The change in the convertible debentures is as follows:

	December 31, 2015	December 31, 2014
Balance, beginning of the period	$6,649,967	$4,642,620
Amortization of discount	1,852,754	2,510,611
Foreign exchange	(827,721)	(503,264)
Repayment of convertible debenture	(7,675,000)	-
Balance, end of the period	$-	$6,649,967

During the year ended December 31, 2015, in addition to the amortization of the discount on the convertible debenture, the Company incurred interest expense of $94,907 (2014 - $181,479) based on the 2% per annum stated interest rate for a total amortization of discount and interest expense of $1,947,661 for the year ended December 31, 2015 (2014- $2,692,090). Interest payable relating to the convertible debenture as at December 31, 2015 was $Nil (December 31, 2014 - $70,721).

(iii)	Notes Payable

On January 1, 2014, the Company entered into an agreement to secure a $10,000,000 loan (the “January 2014 Loan”). The January 2014 Loan was provided by members of the Clay family, who are shareholders of the Company, including $7,500,000 provided by an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company. The January 2014 Loan had a twelve-month term and an annual interest rate of 5%, payable on the maturity date.

The January 2014 Loan was repaid on a date that is less than 183 days before the maturity date. As a result, the Company paid the Lenders an additional charge in the amount that is equivalent to 5% of the principal amount, plus interest on the principal amount at the rate of 5% per annum accrued to the date the January 2014 Loan was repaid. The Company repaid $7,500,000 loan plus the $375,000 accrued interest and $375,000 additional charge on December 31, 2014.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

8.	Related Party Transactions – Continued

(iii)	Notes Payable – Continued

The remaining balance of the loan, $2,500,000, the accrued interest of $125,000 and the additional charge of $125,000, were paid on January 5, 2015. In total, the Company incurred $500,000 in interest expense and $500,000 in additional charge related to the January 2014 Loan.

On December 31, 2014 the Company also entered into a new loan (the “December 2014 Loan”) with the same parties for an amount of $12,500,000. The December 2014 Loan was due on demand on July 1, 2015 and bore an annual interest rate of 10% payable at the end of each quarter. The loan was guaranteed by GQM Holdings, and secured by a pledge of the Company's interests in GQM Canada, GQM Canada’s interest in GQM Holdings and GQM Holdings' 50% interest in GQM LLC. The Company also incurred a financing fee to secure the loan in the amount of $1,000,000, of which, $750,000 was paid on December 31, 2014 and the remaining $250,000 was paid on January 5, 2015. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $90,916. The total legal fees paid for the transaction were $118,695. The Company also agreed to provide the lenders with the option for certain registration rights whereby the Company would bear the costs and responsibility of registering the lenders common shares for the purposes of disposition subsequent to July 1, 2015. The Company has determined it is unlikely the registration option would be exercised and therefore has not accrued any potential costs related to the registration of the common shares. The Company has presented these transaction costs as a contra liability as substantially all of these costs were paid to the lenders.

On June 8, 2015, the Company amended the December 2014 Loan to extend the maturity to December 8, 2016 and increased the principal amount from $12,500,000 to $37,500,000 (the “June 2015 Loan”). The Company also issued 10,000,000 common share purchase warrants exercisable for a period of five years expiring June 8, 2020. The common share purchase warrants have an exercise price of $0.95. All other terms remained the same as the December 2014 Loan. The Company also incurred a financing fee to secure the loan in the amount of $1,500,000, all of which was paid on June 8, 2015. The Company agreed to pay the legal fees incurred by the lenders relating to this instrument which amounted to $46,408. The legal fees were expensed as the transaction met the definition of a debt extinguishment. The terms of the registration rights remains unchanged as does the Company’s assessment of the likelihood of the registration rights being exercised. As such, as of December 31, 2015, no accrual has been made for the potential costs related to the registration rights.

	December 31, 2015	December 31, 2014
Balance, beginning of the period	$13,881,305	$-
Fair value at inception, notes payable	33,497,277	22,500,000
Repayment of loans	(2,500,000)	(7,500,000)
Accretion of financing and legal fees	967,156	-
Accretion of discount on the June Loan	1,374,228	-
Extinguishment of the December 2014 Loan	(12,500,000)	-
Loss on extinguishment of debt	151,539	-
Interest payable transferred to principal balance of the June 2015 Loan	1,181,507	-
Capitalized financing fee and legal fees	-	(1,118,695)
Balance, end of the period	36,053,012	$13,881,305

Interest payable relating to the June 2015 Loan as at December 31, 2015 was $969,645 (December 31, 2014 - $250,000 – of which $125,000 was interest expense and $125,000 related to the additional charge for the January 2014 Loan).

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

8.	Related Party Transactions – Continued

(iv)	Share Purchase Warrants

On June 8, 2015 the Company issued 10,000,000 share purchase warrants to the Clay family in connection with the June 2015 Loan. The share purchase warrants are exercisable until June 8, 2020 at an exercise price of $0.95. Included in the June 2015 Loan agreement was an anti-dilution provision. If the Company were to complete a financing at a share price lower than the exercise price of the share purchase warrants, the exercise price of the share purchase warrants would be adjusted to match the price at which the financing was completed.

The share purchase warrants meet the definition of a derivative liability instrument as the exercise price is not a fixed price as described above. Therefore, the settlement feature does not meet the “fixed-for-fixed” criteria outlined in ASC 815-40-15.

The fair value of the derivative liability related to the share purchase warrants as at December 31, 2015 is $2,498,269 (December 31, 2014 - $Nil). The derivative liability was calculated using an acceptable option pricing valuation model with the following assumptions:

	2015	2014
Risk-free interest rate	0.73% - 1.02%	-
Expected life of derivative liability	4.44 - 5 years	-
Expected volatility	72.29% - 76.11%	-
Dividend rate	0.00%	-

The change in the derivative share purchase warrants is as follows:

	December 31, 2015	December 31, 2014
Balance, beginning of the period	$-	$-
Fair value at inception	4,002,723	-
Change in fair value	(1,504,454)	-
Balance, end of the period	$2,498,269	$-

(v)	Advance

In July 2014, GQM Inc. entered into a $10,000,000 short-term advance agreement (the “Advance”) with Leucadia and Auvergne (collectively, the “Lenders”), with the Company as guarantor. Leucadia provided $6,500,000 of the loan and Auvergne provided $3,500,000. The Advance had an interest rate of 10.0% per annum, compounded monthly. Auvergne is an investment vehicle managed by Thomas M. Clay, a Director and insider of the Company. On closing of the Joint Venture Transaction on September 15, 2014, GQM LLC applied part of the investment of $110,000,000 to repayment of principal and accrued interest on the $10,000,000 bridge loan advanced by the Lenders in July 2014. GQM LLC paid $209,607 in interest payment, including $73,632 paid to Auvergne on the July 2014 Advance, of which $45,264 was capitalized to mineral property interests.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

8.	Related Party Transactions – Continued

(vi)	Amortization of Discounts and Interest Expense

The following table summarizes the amortization of discounts and interest on loans and convertible debentures:

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Interest expense related to the convertible debentures	$94,907	$181,479	$-
Interest expense related to the January 2014 Loan	-	1,000,000	-
Interest expense related to the December 2014 Loan	547,945	-	-
Interest expense related to the June 2015 Loan	2,151,152	-	-
Interest expense related to Komatsu Financial loans	281,958	3,352	-
Accretion of debt discount on the convertible debentures	1,852,754	2,510,611	888,026
Interest on Gauss advance	-	209,607
Accretion of the December 2014 Loan financing fees	967,155	-
Accretion of the June 2015 Loan discount	1,374,228	-
Accretion of discount and interest on loan and convertible debentures	$7,270,099	$3,905,049	$888,026

The Company’s loans were contracted to fund significant development costs. The Company capitalizes a portion of the interest expense as it related to funds borrowed to complete development activities at the Project site.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Accretion of discounts and interest on loan, advance and convertible debenture	$7,270,099	$3,905,049	$888,026
Less: Interest costs capitalized	(2,762,831)	(2,412,015)	-
Accretion of discounts and interest expensed	$4,507,268	$1,493,034	$888,026

(vii)	Joint Venture Transaction

On September 15, 2014, the Company closed the Joint Venture Transaction with Gauss resulting in both parties owning a 50% interest in the Project. Pursuant to the Joint Venture Transaction, Golden Queen converted its wholly-owned subsidiary GQM Inc., the entity developing the Project, into a California limited liability company named GQM LLC. On closing of the transaction, Gauss acquired 50% of GQM LLC by investing $110 million cash in exchange for newly issued membership units of GQM LLC. GQM Holdings, a newly incorporated subsidiary of the Company, holds the other 50% of GQM LLC.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

8.	Related Party Transactions – Continued

(vii)	Joint Venture Transaction - Continued

Gauss is a funding vehicle owned by entities controlled by Leucadia National Corporation (NYSE: LUK) (“Leucadia”) and certain members of the Clay family, a shareholder group which collectively owned approximately 27% of the issued and outstanding shares of Golden Queen (the “Clay Group”) at the time of the transaction. Gauss is owned 70.51% by Gauss Holdings LLC (“Gauss Holdings”, Leucadia’s investment entity) and 29.49% by Auvergne LLC (“Auvergne”, the Clay Group’s investment entity). Pursuant to the transaction, Leucadia was paid a transaction fee of $2,000,000 and $275,000 was paid to Auvergne through GQM LLC in 2014. The Company has adopted an accounting policy of expensing these transaction costs.

Variable Interest Entity

In accordance with ASC 810-10-30, the Company has determined that GQM LLC meets the definition of a VIE and that the Company is part of a related party group that, in its entirety, would meet the definition of a primary beneficiary.   Although no individual variable interest holder individually meets the definition of a primary beneficiary in the absence of the related party group, Golden Queen has determined it is considered the member of the related party group most closely associated with GQM LLC.  As a result, the Company has consolidated 100% of the accounts of GQM LLC in these consolidated financial statements, while presenting a non-controlling interest portion representing the 50% interest of Gauss in GQM LLC on its balance sheet.  A portion of the non-controlling interest has been presented as temporary equity on the Company’s balance sheet representing the initial value of the non-controlling interest that could potentially be redeemable by Gauss in the future. The net assets of GQM LLC as of December 31, 2015 and December 31, 2014 are as follows:

	December 31, 2015	December 31, 2014
Assets, GQM LLC	$158,209,916	$118,937,371
Liabilities, GQM LLC	(22,591,211)	(4,769,144)
Net assets, GQM LLC	$135,618,705	$114,168,227

Included in the assets above, is $31,531,853 (December 31, 2014 - $83,282,403) in cash held as at December 31, 2015. The cash in GQM LLC is directed specifically to fund capital expenditures required to take the Project to production and settle GQM LLC’s obligations. The liabilities of GQM LLC do not have recourse to the general credit of the primary beneficiary except in one situation. Please refer to note 12 for details on the exception.

Non-Controlling Interest

In accordance with ASC 810, the Company has presented Gauss’ ownership in GQM LLC as a non-controlling interest amount on the balance sheet within the equity section. However, the Amended and Restated Limited Liability Company Agreement (“LLC Agreement”) contains terms within Section 12.5 that provides for the exit from the investment in GQM LLC for an initial member whose interest in GQM LLC becomes less than 20%. The following is a summary of the terms of the clause:

Pursuant to Section 12.5, if a member becomes less than a 20% interest holder, its remaining unit interest will (ultimately) be terminated through one of three events at the non-diluted member’s option within 60 days of the diluted member’s interest dropping below 20% (the “triggering event”):

a.	Through conversion to a net smelter royalty (“NSR”) (in which case the conversion ratio is based on a pro rata percentage, determined on a linear basis, based on the following: 0-20% membership interest translates to 0-5% NSR) obligation of GQM LLC;

b.	Through a buy-out (at fair value) by the non-diluted member; or

c.	Through a sale process by which the diluted member’s interest is sold

•	If such sale process does not result in a binding offer acceptable to the non-diluted member within six months after the election by the non-diluted member, the sale process terminates and the non-diluted member has 15 days to choose between (a) and (b).

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

8.	Related Party Transactions – Continued

(vii)	Joint Venture Transaction - Continued

Non-Controlling Interest - Continued

If the non-diluted member does not make an election pursuant to the above within 60 days, the diluted member may choose (a) or (b) above. If no election is made by the diluted member, option (a) is deemed to have been elected.

This clause in the Joint Venture Transaction constitutes contingent redeemable equity as outlined in Accounting Series Release No. 268 (“ASR 268”) and has been classified as temporary equity.

On initial recognition the amount of the temporary equity is calculated using the guidance that specifies that the initial measurement of redeemable instruments should be the carrying value. The amount allocated to temporary equity and the permanent equity on initial recognition is shown below. Temporary equity represents the amount of redeemable equity within Gauss’ ownership interest in the net assets of GQM LLC. The remaining 60% of their interest is considered permanent equity as it is not redeemable.

September 15, 2014
Net assets, GQM LLC before Joint Venture Transaction	$16,973,184
Investment by Gauss	110,000,000
Net assets, GQM LLC after Joint Venture Transaction	126,973,184
Gauss’ ownership percentage	50%
Net assets of GQM LLC attributable to Gauss	$63,486,592

Allocation of non-controlling interest between permanent equity and temporary equity:
Permanent non-controlling interest (60% of total non-controlling interest)	$38,091,955
Temporary non-controlling interest (40% of total non-controlling interest)	$25,394,637

Subsequent to the initial transaction, the carrying value of the non-controlling interest will be adjusted for net income and loss, distributions and contributions pursuant to ASC 810-10 based on the same percentage allocation used to calculate the initial book value of temporary equity.

	December 31, 2015	December 31, 2014
Net and comprehensive loss in GQM LLC	$(3,549,522)	$(2,804,957)
Non-controlling interest percentage	50%	50%
Net and comprehensive loss attributable to non-controlling interest	(1,774,761)	(1,402,479)
Net and comprehensive loss attributable to permanent non-controlling interest	$(1,064,857)	$(841,487)
Net and comprehensive loss attributable to temporary non-controlling interest	$(709,904)	$(560,992)

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

8.	Related Party Transactions – Continued

(vii)	Joint Venture Transaction - Continued

Non-Controlling Interest – Continued

	Permanent Non- Controlling Interest	Temporary Non- Controlling Interest
Carrying value of non-controlling interest, September 15, 2014	$38,091,955	$25,394,637
Distributions to non-controlling interest	(3,000,000)	(2,000,000)
Net and comprehensive loss for the period	(841,487)	(560,992)
Carrying value of non-controlling interest , December 31, 2014	$34,250,468	$22,833,645

	Permanent Non- Controlling Interest	Temporary Non- Controlling Interest
Carrying value of non-controlling interest, December 31, 2014	$34,250,468	$22,833,645
Capital contribution	7,500,000	5,000,000
Net and comprehensive loss for the period	(1,064,857)	(709,904)
Carrying value of non-controlling interest , December 31 2015	$40,685,611	$27,123,741

Dilution of Interest in Subsidiary

As a result of the Joint Venture Transaction, the Company’s interest in GQM LLC was diluted from 100% to 50% and ordinarily, the Company would recognize gain on dilution with the book value of the investment in GQM LLC increasing. However, since the transaction was with a related party and the Company retained control, the excess has not been recognized in net income but rather has been recorded in equity as an increase to APIC based on guidance provided in ASC 810-10-55-4D and -4E.

September 15, 2014
Investment by Gauss	$110,000,000
Less:
Initial carrying value of permanent equity	(38,091,955)
Initial carrying value of temporary equity	(25,394,637)
Deferred tax liability resulting from dilution gain (Notes 4 and 15)	(12,922,000)
Effect of dilution of subsidiary recorded to APIC	$33,591,408

The deferred tax liability resulted from the increase in the book value over tax value of the investment in GQM LLC.

Management Agreement

GQM LLC is managed by a board of managers comprising an equal number of representatives of each of Gauss and GQM Holdings. The initial officers of GQM LLC were H. Lutz Klingmann as Chief Executive Officer, and Andrée St-Germain as Chief Financial Officer. During fiscal 2015, Robert C. Walish Jr. was appointed to replace Mr. Klingmann as Chief Executive Officer of GQM LLC. Bryan A. Coates was appointed to the GQM LLC Board of Managers as a nominee of the Company, replacing Mr. Klingmann. As long as a member of the Clay family holds greater that 25% of the Company, the Clay Group is entitled to appoint one of the Company’s representatives to the GQM LLC board of managers.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

8.	Related Party Transactions – Continued

(vii)	Joint Venture Transaction - Continued

Capital Contribution Agreement

Pursuant to the Joint Venture Transaction, GQM Holdings’ made a single capital contribution to GQM LLC of $12.5 million on June 15, 2015. Gauss funded an amount equal to GQM Holdings’ capital contribution to GQM LLC. Both partners maintain their 50% ownership of the Project.

Standby Commitment

In 2014, Golden Queen also entered into a backstop guarantee agreement with Gauss (the “Backstop Agreement”) whereby, if the Company conducts a rights offering, Gauss has agreed to purchase, upon the terms set forth in the Backstop Agreement, any common shares which have not been acquired pursuant to the exercise of rights under the Rights Offering at a purchase price to be determined but not to exceed $1.10 per common share, up to a maximum amount of $45 million in the aggregate. In consideration for entering into the Backstop Agreement, on closing of the Joint Venture, the Company paid Leucadia and Auvergne a standby guarantee fee of $2,250,000, of which $731,250 was paid to Auvergne.

The Transaction Agreement and Backstop Agreement contemplated that the Company would file a registration statement in connection with the rights offering by October 15, 2014. The Company has decided not to proceed with a rights offering, and as a result the standby commitment has expired.

9.	Supplementary Disclosures of Cash Flow Information

	December 31, 2015	December 31, 2014

Cash paid during year for:
Interest	$1,214,255	$1,145,786
Income taxes	$-	$-
Non-cash financing and investing activities:
Common shares issued for mineral property	$-	$24,480
Financing fee and legal fees related to short term debt capitalized	$-	$1,118,695
Asset retirement costs charged to mineral property interests	$354,311	$71,892
Mobile equipment acquired through issuance of debt	$19,367,240	$926,540
Property, plant, equipment and mineral interests expenditures included in accounts payable	$2,857,646	$3,097,053
Non-cash interest cost capitalized to mineral property interests	$2,762,831	$2,412,015
Non-cash amortization of discount and interest expense	$4,225,311	$1,493,034
Interest payable converted to principal balance on notes payable	$1,181,507	$-

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

10.	Financial Instruments

Fair Value Measurements

All financial assets and financial liabilities are recorded at fair value on initial recognition. Transaction costs are expensed when they are incurred, unless they are directly attributable to the acquisition of qualifying assets, in which case they are added to the costs of those assets until such time as the assets are substantially ready for their intended use or sale.

The three levels of the fair value hierarchy are as follows:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2	Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability;

Level 3	Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Liabilities:
Share purchase warrants (Note 8)	$2,498,269	$-	$2,498,269	$-
	$2,498,269	$-	$2,498,269	$-

	December 31. 2014
	Total	Level 1	Level 2	Level 3
Liabilities:
Derivative liability (Note 8)	$1,829,770	$-	$1,829,770	$-
	$1,829,770	$-	$1,829,770	$-

Under fair value accounting, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The fair value measurement of the financial instruments above use observable inputs in option price models such as the binomial and the Black-Scholes valuation models.

Credit Risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets the Company has established policies to ensure liquidity of funds and ensure counterparties demonstrate minimum acceptable credit worthiness.

The Company maintains its US Dollar and Canadian Dollar cash in bank accounts with major financial institutions with high credit standings. Cash deposits held in the United States are insured by the FDIC for up to $250,000 and Canadian Dollar cash deposits held in Canada are insured by the Canada Deposit Insurance Corporation (“CDIC”) for up to C$100,000.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

10. Financial Instruments - Continued

Certain United States and Canadian bank accounts held by the Company exceed these federally insured limits or are uninsured as they relate to US Dollar deposits held in Canadian financial institutions. As of December 31, 2015 and 2014, the Company’s cash balances held in United States and Canadian financial institutions include $37,587,311 and $91,407,644 respectively, which are not fully insured by the FDIC or CDIC. The Company has not experienced any losses on such accounts and management believes that using major financial institutions with high credit ratings mitigates the credit risk in cash.

Interest Rate Risk

The Company holds 63% of its cash in bank deposit accounts with a single major financial institution. The interest rates received on these balances may fluctuate with changes in economic conditions. Based on the average cash balances during the year ended December 31, 2015, a 1% decrease in interest rates would have reduced the interest income for 2015 to a trivial amount.

Foreign Currency Exchange Risk

Certain purchases of corporate overhead expenditures are denominated in Canadian Dollar. As a result, currency exchange fluctuations may impact the costs of our operations. Specifically, the appreciation of the Canadian Dollar against the US Dollar may result in an increase in the Canadian operating expenses in US dollar terms. As of December 31, 2015, the Company maintained the majority of its cash balance in US Dollar. The Company currently does not engage in any currency hedging activities.

Commodity Price Risk

The Company’s primary business activity is the development of the open pit, gold and silver, heap leach project on the Project. Decreases in the price of either of these metals from current levels has the potential to negatively impact the future viability of the Project.

11.	Earnings (Loss) Per Share

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Numerator:
Net income (loss) – numerator for basic EPS	$(5,461,205)	$(8,469,204)	$1,978,014
Amortization of discount	-	-	888,026
Change in derivative liability – Convertible debentures	-	-	(2,907,533)
Change in derivative – Stock options	-	-	(767,419)
Numerator for diluted EPS	$(5,461,205)	$(8,469,204)	$(808,912)

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

11.	Earnings (Loss) Per Share – Continued

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Denominator:
Denominator for basic EPS	99,893,341	99,611,278	98,390,561
Effect of dilutive securities:
Employee stock options	-	-	132,800
Convertible debenture	-	-	4,214,232
Denominator for diluted EPS	99,893,341	99,611,278	102,737,593
Basic earnings(loss) per share	(0.05)	$(0.09)	$0.02
Diluted loss per share	(0.05)	$(0.09)	$(0.01)

For the year ended December 31, 2015, 1,070,000 (2014 – 750,000; 2013 – 850,000) options, the convertible debenture and 10,000,000 (2014  & 2013 – Nil) warrants were not included above as their impact would be anti-dilutive.

12.	Loan Payable

During the year ended December 31, 2015, the Company acquired (19) nineteen (2014 – (2) two) pieces of mining equipment from Komatsu through financing agreements. The Company also acquired a mining drill through a financing agreement with Atlas Copco. As at December 31, 2015 and December 31, 2014, the finance agreement balances are as follows:

	December 31, 2015	December 31, 2014
Balance, beginning of year	$913,132	$-
Additions	23,155,510	1,106,521
Down payments, taxes and principal repayments	(5,695,819)	(193,389)
Balance, end of year	$18,372,823	$913,132

The terms of the financing agreements are as follows:

	December 31, 2015	December 31, 2014
Total acquisition costs	$24,262,031	$1,106,521
Interest rates	0.00% - 4.40%	1.80% - 2.99%
Monthly payments	$4,669 - $33,906	$5,268 - $15,109
Average remaining life (Years)	3.46	3.89
Short-term portion	4,942,716	222,839
Long-term portion	$13,430,107	$690,293

For the year ended December 31, 2015, the Company made total down payments of $3,788,070 (2014 - $179,981). The down payments consist of the sales tax on the assets and a 10% payment of the pre-tax purchase price. All of the loan agreements are for a term of four years, except one which is for three years, and are secured by the underlying asset except for the mining drill loan for which GQM Ltd. has provided a corporate guarantee.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

12.	Loan Payable - Continued

The following table outlines the principal payments to be made for each of the remaining years:

Year	Principal Payments
2016	$4,942,716
2017	$5,126,206
2018	$5,248,707
2019	$3,055,194
Total	$18,372,823

13.	Comparative Figures

Certain comparative figures have been reclassified to conform to the financial statement presentation adopted for the current year. The reclassifications had no impact on the net loss, deficit accumulated or the cash flows as previously reported.  Also see Note 15 for restatement of certain 2014 balances.

14.	Subsequent Events

No subsequent events have been identified up to the date of March 30, 2016, the date the financial statements were approved, other than denoted below.

On January 1st, 2016, the Company was to make the quarterly interest payment on the June 2015 loan.  In accordance with the terms of the June 2015 loan agreement, the Company chose to exercise its right to pay in kind by adding the interest owed on January 1, 2016 to the principal balance of the June 2015 loan.  The principal balance of the loan was increased by $974,986.  The principal balance of the loan moving forward will be $39,656,493 and interest will be calculated on this balance.

Subsequent to December 31, 2015, GQM LLC took possession of a used crane, valued at $0.4 million. The Company made total payments, tax and a 10% down payment, of $0.06 million. The remaining $0.3 million will be financed over 48 months at an interest rate of 3.90%.

In January 2016 the company entered into $2.1 million in surety bond agreements in order to release its reclamation deposits and post a portion of the financial assurance due in 2016. GQM Ltd. has provided a corporate guarantee on the surety bonds.

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

15.	Prior Periods Financial Restatements

During the preparation of the deferred tax calculations for 2015 the Company found an accounting error in the calculation of the deferred income taxes for the year ended December 31, 2014. The accounting error related to the recognition of a deferred tax liability resulting from the dilution gain recorded in additional paid-in capital from the JV transaction (Note 8(vii)). The impact of the error on the financial statements for the year ended December 31, 2014, the first three quarters of 2015 and the third quarter of 2014 are presented below. There was no impact on the Company’s Consolidated Statements of Income/(Loss) and Comprehensive Income/(Loss) or the Consolidated Statement of Cash Flows.

Impact for the year ended December 31, 2014

	As Previously Reported	As Restated

Liabilities:
Deferred tax liability	$-	$12,922,000
Total liabilities	$27,778,513	$40,700,513
Shareholders’ Equity:
Additional paid-in capital	$56,390,510	$43,468,510
Total shareholders’ equity attributable to GQM Ltd.	$44,654,709	$31,732,709
Total shareholders’ equity	$78,905,177	$65,983,177

There was no impact on the Company’s Consolidated Statements of Income/(Loss) and Comprehensive Income/(Loss) or the Consolidated Statement of Cash Flows.

Impact on the first three quarters of 2015 and third quarter of 2014(Unaudited)

	September 30, 2014		March 31, 2015
	As Previously Reported	As Restated	As Previously Reported	As Restated

Liabilities:
Deferred tax liability	$-	$12,922,000	$-	$12,922,000
Total liabilities	$23,138,376	$36,060,376	$31,358,690	$44,280,690
Shareholders’ Equity:
Additional paid-in capital	$56,436,755	$43,514,755	$56,390,510	$43,468,510
Total shareholders’ equity attributable to GQM Ltd.	$43,157,822	$30,235,822	$43,369,950	$30,447,950
Total shareholders’ equity	$77,553,630	$64,631,630	$77,448,394	$64,526,394

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

15.	Prior Periods Financial Restatements - Continued

Impact on the first three quarters of 2015 and third quarter of 2014(Unaudited) - Continued

	June 30, 2015		September 30, 2015
	As Previously Reported	As Restated	As Previously Reported	As Restated

Liabilities:
Deferred tax liability	$-	$12,922,000	$-	$12,922,000
Total liabilities	$59,791,117	$72,713,117	$57,891,299	$70,813,299
Shareholders’ Equity:
Additional paid-in capital	$56,390,510	$43,468,510	$56,545,713	$43,623,713
Total shareholders’ equity attributable to GQM Ltd.	$41,990,686	$29,068,686	$40,221,722	$27,299,722
Total shareholders’ equity	$83,141,709	$70,219,709	$81,205,389	$68,283,389

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

16.	GQM Ltd. Non-Consolidated Information

The following condensed unconsolidated financial information represents the financial information of GQM Ltd. The information is presented in accordance with the requirements of Rule 12-04 under the SEC’s Regulation S-X. Investments in the Company’s subsidiaries are accounted for under the equity method. In addition, disclosure requirements of Rule 12-04 of Regulation S-X regarding material contingencies, long-term obligations, and guarantees are the same as those included in Note 8(ii), Note8(iii) and Note 12. The Company has no material contingencies.

(i)	Non-Consolidated Balance Sheets

	December 31,	December 31,
	2015	2014
Assets

Current assets:
Cash	$5,002,974	$4,973,955
Receivables	54,803	129,965
Prepaid expenses and other current assets	43,499	56,122

Total current assets	5,101,276	5,160,042

Mineral interests	5,129,582	2,366,751
Investment in subsidiaries	28,162,449	32,661,592
Due from subsidiaries	27,777,387	14,651,807
Total Assets	$66,170,694	$54,840,192

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued liabilities	$67,835	$175,720
Interest payable	969,645	320,721
Financing fee payable	-	250,000
Notes payable	36,053,012	13,881,305
Derivative liability - Warrants	2,498,269	-
Derivative liability–Convertible debentures	-	1,829,770
Convertible debenture	-	6,649,967
Total Liabilities	39,588,761	23,107,483

Shareholders’ Equity
Common shares, no par value, unlimited shares authorized (2014 -unlimited); 99,928,683 (2014 – 99,778,683) shares issued and outstanding	62,860,443	62,709,015
Additional paid-in capital	43,627,511	43,468,510
Deficit accumulated	(79,906,021)	(74,444,816)

Total Shareholders’ Equity	26,581,933	31,732,709

Total Liabilities and Shareholders’ Equity	$66,170,694	$54,840,192

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

16.	GQM Ltd. Non-Consolidated Information - Continued

(ii)	Non-Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

General and administrative expenses	$(596,583)	$(2,998,824)	$(2,002,240)
Change in fair value of derivative liability including change in foreign exchange	3,334,224	1,004,217	5,385,660
	2,737,641	(1,994,607)	3,383,420
Other income (expenses)
Interest expense	(4,225,311)	(1,325,339)	(888,026)
Loss on extinguishment of debt	(151,539)	-	-
Financing fee	(1,500,000)	-	-
Commitment fee	-	(2,250,000)	-
Interest income	2,177,147	1,458,932	448,058
Net income (loss) before equity in earnings (losses) of subsidiaries	(962,062)	(4,111,014)	2,943,452
Equity in earnings (losses) of subsidiaries	(4,499,143)	(4,358,190)	(965,438)
Net and comprehensive income (loss) for the year	$(5,461,205)	$(8,469,204)	$1,978,014

GOLDEN QUEEN MINING CO. LTD.

Notes to Consolidated Financial Statements

Years Ended December 31, 2015, 2014 and 2013

(US dollars)

16.	GQM Ltd. Non-Consolidated Information - Continued

(iii)	Non-Consolidated Statements of Cash Flows

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Operating activities:
Net income (loss) for the year	$(5,461,205)	$(8,469,204)	$1,978,014
Adjustments to reconcile net income (loss) to cash used in operating activities:
Equity in losses (earnings) of subsidiaries	4,499,143	4,358,190	965,438
Amortization of debt discount and interest accrual	4,225,311	1,534,946	888,026
Change in fair value of derivative liabilities including change in foreign exchange	(3,334,224)	(1,004,217)	(5,385,660)
Stock-based compensation	159,001	233,672	475,263
Non-cash consulting expense	151,428	-	-
Financing fee related to long-term debt	1,500,000	-	-
Loss on extinguishment of debt	151,539	-	-
Foreign exchange	(839,849)	(504,539)	(137,790)
Changes in assets and liabilities:
Receivables	75,162	(116,178)	3,184
Prepaid expenses and other current assets	12,623	(27,165)	26,311
Accounts payable and accrued liabilities	(107,885)	(177,278)	239,341
Interest payable	(951,445)	(1,145,786)	-
Cash used in operating activities	79,599	(5,317,559)	(947,873)
Investment activities:
Investment in subsidiaries	-	-	(2,418,217)
Advances to subsidiaries	(13,125,580)	(8,936,581)	(5,668,178)
Cash used in investing activities	(13,125,580)	(8,936,581)	(8,086,395)
Financing activities:
Proceeds from convertible debt	-	-	9,710,603
Borrowing under long-term debt	25,000,000	32,500,000	-
Repayment of short-term debt	(2,500,000)	(17,500,000)	-
Financing fees related to short-term debt	(1,500,000)	(868,695)	-
Repayment of convertible debentures	(7,675,000)	-	-
Financing fees related to short-term debt capitalized to the loan	(250,000)	-	-
Issuance of common shares upon exercise of stock options	-	111,421	307,363
Cash provided by financing activities	13,075,000	14,242,726	10,017,966
Net change in cash	29,019	(11,414)	983,698
Cash, Beginning balance	4,973,955	4,985,369	4,001,671
Cash, Ending balance	$5,002,974	$4,973,955	$4,985,369

Exhibit 3.1

Exhibit 21.1

Subsidiaries of the Registrant

The names and ownership structure of Golden Queen’s subsidiaries are set out in the table below.

Name	Jurisdiction of Incorporation or Organization	Ownership Percentage
Golden Queen Mining Canada Ltd. (“GQM Canada”)	British Columbia, Canada	100% by Golden Queen

Golden Queen Holdings, Inc. (“GQM Holdings”)	California, United States	100% by GQM Canada

Golden Queen Mining Company, LLC	California, United States	50% by GQM Holdings

Exhibit 23.1

Tel: 604 688 5421 Fax: 604 688 5132 www.bdo.ca	BDO Canada LLP 600 Cathedral Place 925 West Georgia Street Vancouver BC V6C 3L2 Canada

Consent of Independent Registered Public Accounting Firm

Golden Queen Mining Co. Ltd.

Vancouver, Canada

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-102112, No. 333-164950 and No. 333-191478) and Form S-3 (No. 333-198285) of Golden Queen Mining Co. Ltd., of our reports dated March 30, 2016, relating to the consolidated financial statements and the effectiveness of Golden Queen Mining Co. Ltd.’s internal control over financial reporting which appear in this Form 10-K. Our report contains an explanatory paragraph regarding the Company’s ability to continue as a going concern.

/s/ BDO CANADA LLP

Chartered Accountants

Vancouver, Canada

March 30, 2016

BDO Canada LLP, a Canadian limited liability partnership, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

Exhibit 23.2

Kappes, Cassiday & Associates
7950 Security Circle Reno, Nevada 89506
Telephone: (775) 972-7575 FAX: (775) 972-4567

March 30, 2016

Golden Queen Mining Co. Ltd.
2300 – 1066 West Hastings Street
Vancouver, BC V6E 3X2

Re:	Golden Queen Mining Co. Ltd. (the “Company”)
Annual Report on Form 10K

Reference is made to the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Annual Report”).

We hereby consent to the references to our firm and to the summary of the technical report entitled “Soledad Mountain Project Technical Report and Updated Feasibility Study”, dated February 25, 2015 issued by Kappes, Cassiday & Associates, Mine Development Associates and Norwest Corporation, which appear in the Annual Report, and the incorporation therein of such references to the Company’s registration statements on Form S-3 (No. 333-198285) and on Form S-8 (No. 333-191478).

Yours truly,

Kappes, Cassiday & Associates

Per:	/s/ Carl E. Defilippi
Carl E. Defilippi

[Authorized Signatory]

Exhibit 23.3

March 30, 2016

Golden Queen Mining Co. Ltd.
2300 – 1066 West Hastings Street
Vancouver, BC V6E 3X2

Re:	Golden Queen Mining Co. Ltd. (the “Company”)
Annual Report on Form 10K

Reference is made to the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Annual Report”).

We hereby consent to the references to our firm and to the summary of the technical report entitled “Soledad Mountain Project Technical Report and Updated Feasibility Study”, dated February 25, 2015 issued by Kappes, Cassiday & Associates, Mine Development Associates and Norwest Corporation, which appear in the Annual Report, and the incorporation therein of such references to the Company’s registration statements on Form S-3 (No. 333-198285) and on Form S-8 (No. 333-191478).

Yours truly,

Norwest Corporation

Per:	/s/ Sean Ennis
Sean Ennis - Vice President, Mining

Exhibit 23.4

March 30, 2016

Golden Queen Mining Co. Ltd.
2300 – 1066 West Hastings Street
Vancouver, BC V6E 3X2

Re:	Golden Queen Mining Co. Ltd. (the “Company”)
Annual Report on Form 10K

Reference is made to the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Annual Report”).

We hereby consent to the references to our firm and to those portions of the summary of the technical report entitled “Soledad Mountain Project Technical Report and Updated Feasibility Study”, dated February 25, 2015 issued by Kappes, Cassiday & Associates, Mine Development Associates and Norwest Corporation, which appear in the Annual Report, and for which personnel of Mine Development Associates are responsible for, and the incorporation therein of such references to the Company’s registration statements on Form S-3 (No. 333-198285) and on Form S-8 (No. 333-191478).

Yours truly,

Mine Development Associates

Per:	/s/ Michael M. Gustin
Michael M. Gustin, President

775-856-5700

210 South Rock Blvd.

Reno, Nevada 89502

FAX: 775-856-6053

Exhibit 23.5

March 30, 2016

Golden Queen Mining Co. Ltd.
2300 – 1066 West Hastings Street
Vancouver, BC V6E 3X2

Re:	Golden Queen Mining Co. Ltd. (the “Company”)
Annual Report on Form 10K

Reference is made to the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Annual Report”).

Reference is also made to the technical report entitled “Soledad Mountain Project Technical Report and Updated Feasibility Study” dated February 25, 2015 issued by Kappes, Cassiday & Associates, Mine Development Associates and Norwest Corporation (the “Technical Report”).

I hereby consent to the references to my name in the Annual Report. Furthermore, I consent to any parts of the summary of the Technical Report, appearing in the Annual Report, that describe or reference work which I did or for which I took professional responsibility in the Technical Report.

Yours truly,

/s/ Peter Ronning
Peter Ronning, P. Eng.
dba “New Caledonian Geological Consulting”

Exhibit 23.6

Kappes, Cassiday & Associates
7950 Security Circle Reno, Nevada 89506

Telephone: (775) 972-7575 FAX: (775) 972-4567

March 30, 2016

Golden Queen Mining Co. Ltd.
2300 – 1066 West Hastings Street
Vancouver, BC V6E 3X2

Re:	Golden Queen Mining Co. Ltd. (the “Company”)
Annual Report on Form 10K

Reference is made to the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Annual Report”).

I hereby consent to the references to my name and to the summary of the technical report entitled “Soledad Mountain Project Technical Report and Updated Feasibility Study”, dated February 25, 2015 issued by Kappes, Cassiday & Associates, Mine Development Associates and Norwest Corporation, which appear in the Annual Report, and the incorporation therein of such references to the Company’s registration statements on Form S-3 (No. 333-198285) and on Form S-8 (No. 333-191478).

Yours truly,

/s/ Carl E. Defilippi
Carl E. Defilippi
[Project Manager]
Kappes, Cassiday & Associates

Exhibit 23.7

March 30, 2016

Golden Queen Mining Co. Ltd.
2300 – 1066 West Hastings Street
Vancouver, BC V6E 3X2

Re:	Golden Queen Mining Co. Ltd. (the “Company”)
Annual Report on Form 10K

Reference is made to the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Annual Report”).

I hereby consent to the references to my name and to the summary of the technical report entitled “Soledad Mountain Project Technical Report and Updated Feasibility Study”, dated February 25, 2015 issued by Kappes, Cassiday & Associates, Mine Development Associates and Norwest Corporation, which appear in the Annual Report, and the incorporation therein of such references to the Company’s registration statements on Form S-3 (No. 333-198285) and on Form S-8 (No. 333-191478).

Yours truly,

/s/ Sean Ennis
Sean Ennis
Vice President, Mining
Norwest Corporation

Exhibit 23.8

March 30, 2016

Golden Queen Mining Co. Ltd.
2300 – 1066 West Hastings Street
Vancouver, BC V6E 3X2

Re:	Golden Queen Mining Co. Ltd. (the “Company”)
Annual Report on Form 10K

Reference is made to the Annual Report on Form 10-K of the Company for the year ended December 31, 2015 (the “Annual Report”).

I hereby consent to the references to my name and to those portions of the summary of the technical report entitled “Soledad Mountain Project Technical Report and Updated Feasibility Study”, dated February 25, 2015 issued by Kappes, Cassiday & Associates, Mine Development Associates and Norwest Corporation, which appear in the Annual Report and for which I am responsible for, and the incorporation therein of such references to the Company’s registration statements on Form S-3 (No. 333-198285) and on Form S-8 (No. 333-191478).

Yours truly,

/s/ Michael M. Gustin
Michael M. Gustin, Senior Geologist
Mine Development Associates

775-856-5700

210 South Rock Blvd.

Reno, Nevada 89502

FAX: 775-856-6053

Exhibit 31.1

CERTIFICATION
PURSUANT TO RULE 13a-14(a) OR 15d-14(a)
OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

I, Thomas M. Clay, certify that:

1.	I have reviewed this annual report on Form 10-K for the year ended December 31, 2015 of Golden Queen Mining Co. Ltd.

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting;

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s control over financial reporting.

Date: March 30, 2016	By:	/s/ Thomas M. Clay
Thomas M. Clay
Principal Executive Officer

Exhibit 31.2

CERTIFICATION
PURSUANT TO RULE 13a-14(a) OR 15d-14(a)
OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

I, Andrée St-Germain, certify that:

1.	I have reviewed this annual report on Form 10-K for the year ended December 31, 2015 of Golden Queen Mining Co. Ltd.

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting;

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s control over financial reporting.

Date: March 30, 2016	By:	/s/ Andrée St-Germain
Andrée St-Germain
Principal Financial Officer

EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AND RULE 13a-14(b) OR RULE 15d-14(b)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Golden Queen Mining Co. Ltd. (the "Company") on Form 10-K for the year ended December 31, 2015 (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2016	/s/ Thomas M. Clay
Thomas M. Clay
Principal Executive Officer

EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AND RULE 13a-14(b) OR RULE 15d-14(b)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Golden Queen Mining Co. Ltd. (the "Company") on Form 10-K for the year ended December 31, 2015 (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2016	/s/ Andrée St-Germain
Andrée St-Germain
Principal Financial Officer

Exhibit 95

Mine Safety Disclosure

GQM LLC is the operator of the Project, which is located in Mojave in Kern County, California. The Company and GQM LLC have no mine safety violations to report. There were no lost-time accidents at GQM LLC during the fiscal year 2015.

APPENDIX “B”

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 6, 2016

(Date of earliest event reported)

Golden Queen Mining Co. Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices, including zip code)

(778) 373-1557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective on March 31, 2016, Golden Queen Mining Co. Ltd. (the “Registrant”) appointed PricewaterhouseCoopers LLP, Vancouver, British Columbia (“PWC”) as the principal independent registered public accountant of the Registrant, subject to completion of its standard client acceptance procedures. The appointment of PWC was recommended by the Registrant’s audit committee after considering proposals from several international public accounting firms, including BDO LLP (“BDO”), the Company’s independent public accounting firm for the fiscal year ended December 31, 2015. As a result of PWC’s appointment, the Registrant’s engagement of BDO, as the Company’s independent registered public accounting firm, was terminated.

BDO’s principal accountant reports on the Registrant’s consolidated financial statements for each of the past two fiscal years ended December 31, 2014 and 2015, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In the two most recent fiscal years preceding the termination of BDO and through to March 31, 2016, the Registrant is not aware of any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Registrant’s consolidated financial statements for such years.

The Registrant is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years preceding the termination of BDO.

BDO has been provided the disclosure in this Current Report on Form 8-K, and has provided herewith a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which is attached as Exhibit 16.1.

Effective March 31, 2016, the Registrant, upon the recommendation of its audit committee and approval of its board of directors, engaged PWC as its principal independent registered public accountant.

During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, neither the Registrant nor anyone on its behalf has consulted with PWC regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, nor did PWC provide either a written report or oral advice that PWC concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from BDO LLP to the Securities and Exchange Commission dated March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: April 6, 2016	By:	/s/ Andrée St-Germain
Andrée St-Germain Chief Financial Officer

Exhibit 16.1

Tel: 604 688 5421	BDO Canada LLP
Fax: 604 688 5132	600 Cathedral Place
www.bdo.ca	925 West Georgia Street Vancouver BC V6C 3L2 Canada

March 31, 2016

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on March 31, 2016, to be filed by our former client, Golden Queen Mining Co. Ltd. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Canada LLP

Chartered Professional Accountants

GOLDEN QUEEN MINING CO. LTD.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on June 2, 2016

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 AM, (Vancouver Time) on May 31, 2016.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of Golden Queen Mining Co. Ltd. hereby appoint: Thomas M. Clay, President of the Company, or failing him, Andree St-Germain, Chief Financial Officer of the Company.

OR

Print the name of the person you are appointing if this person is someone other than one of the persons named herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Golden Queen Mining Co. Ltd. to be held at the Pan Pacific Hotel, Oceanview Suite 7, 999 Pan Pacific Way, Vancouver, B.C. V6C 3B5 on June 2, 2016 at 10:00 AM (Vancouver Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at four.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Thomas M. Clay	☐	☐	02. Bryan A. Coates	☐	☐	03. Bernard Guarnera	☐	☐
04. Guy Le Bel	☐	☐						

	For	Withhold
3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Corporation for the fiscal year ending December 31, 2016 and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Approval of Executive Compensation To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Company's proxy statement dated April 18, 2016.	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

G Q M Q 227962 A R 1

GOLDEN QUEEN MINING CO. LTD.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual General Meeting to be held on June 2, 2016

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

Fol

VIFs submitted must be received by 10:00 AM, (Vancouver Time) on May 31, 2016.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointee(s)

Management Appointees are: Thomas M. Clay, President of the Company, or failing him, Andree St-Germain, Chief Financial Officer of the Company.

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual General Meeting of securityholders of Golden Queen Mining Co. Ltd. to be held at the Pan Pacific Hotel, Oceanview Suite 7, 999 Pan Pacific Way, Vancouver, B.C. V6C 3B5 on June 2, 2016 at 10:00 AM (Vancouver Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at four.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Thomas M. Clay	☐	☐	02. Bryan A. Coates	☐	☐	03. Bernard Guarnera	☐	☐
04. Guy Le Bel	☐	☐						

	For	Withhold
3. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Corporation for the fiscal year ending December 31, 2016 and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Approval of Executive Compensation To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Company's proxy statement dated April 18, 2016.	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

G Q M Q 2 2 7 9 6 1 A R 1

GOLDEN QUEEN MINING CO. LTD.

Computershare

Please return completed form to:
Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1

☐ **Interim Financial Statements**
Mark this box if you would like to receive Interim Financial Statements by mail.

☐ **Annual Financial Statements**
Mark this box if you would like to receive the Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist.

Alternatively, you may choose to access the report(s) online at www.sedar.com.

Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy.

Please place my name on your financial statements mailing list.

Name

Apt. | Street Number | Street Name

City | Prov. / State | Postal Code / Zip Code

GQMQ 51ETNN

51ETNN01

GQMQ.BEN_IA.E.19767.OUTSOURCED/000001/000001/i